SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

/X/ Definitive Proxy Statement

// Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Capital Appreciation Fund, Inc. 033-05646/811-4519

T. Rowe Price Capital Appreciation & Income Fund, Inc. 333-219171/811-23212

T. Rowe Price Capital Opportunity Fund, Inc. 033-56015/811-07225

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Credit Opportunities Fund, Inc. 333-194114/811-22939

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Income Fund, Inc. 033-00070/811-4400

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Multi-Sector Bond Fund, Inc. 333-154155/811-22243

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price GNMA Fund, Inc. 033-01041/811-4441

T. Rowe Price Government Money Fund, Inc. 002-54926/811-2603

T. Rowe Price Growth & Income Fund, Inc. 002-79190/811-3566

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Institutional International Funds, Inc. 033-29697/811-5833

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. 333-196145/811-22968

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Media & Telecommunications Fund, Inc. 333-27963/811-07075

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price Multi-Strategy Total Return Fund, Inc. 333-218649/ 811-23261

T. Rowe Price New America Growth Fund, Inc. 002-99122/811-4358

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price Personal Strategy Funds, Inc. 033-53675/811-07173

T. Rowe Price Quantitative Management Funds, Inc. 333-26323/811-08203

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price State Tax-Free Funds, Inc. 033-06533/811-4521

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441/811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price Total Return Fund, Inc. 333-213574/811-23180

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. 333-45018/811-10093

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

________________________________________________________________

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

____________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________

5) Total fee paid:

____________________________________________________

  [ ] Fee paid previously with preliminary materials.

____________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

____________________________________________________

2) Form, schedule, or Registration Statement no.:

____________________________________________________

3) Filing party:

____________________________________________________

4) Date filed:

___________________________________________________

Proxy Information May 11, 2018
This proxy material concerns the: T. Rowe Price Funds

Dear Shareholder:

We cordially invite you to attend a joint special meeting of shareholders (the “Shareholder Meeting”) of all of the mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (each a “Fund” and together the “T. Rowe Price Funds”) on Wednesday, July 25, 2018, at 8:00 a.m., Eastern time, at the headquarters of T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21201. A complete list of the T. Rowe Price Funds is included in Exhibit 1. The following matters will be considered and acted upon at that time:

1. Elect four (4) directors for each Fund who have not been previously elected by shareholders;

2. Amend the investment objectives of each of the Communications & Technology, International Bond, and New Income Funds;

3. Amend the fundamental policy on commodities of each of the Dividend Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, and QM U.S. Small-Cap Growth Equity Funds, and the Emerging Markets Local Multi-Sector Account Portfolio;

4. Amend the industry concentration policy of the Emerging Europe Fund;

5. Reclassify the diversification status of each of the Communications & Technology, Financial Services, Global Consumer, Global Industrials, Global Technology, Health Sciences, New Era, Real Estate, and Science & Technology Funds, and the Health Sciences Portfolio from diversified to nondiversified; and

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Since the T. Rowe Price Funds’ last joint shareholder meeting in 2013, several directors have retired, one director recently passed away, and new directors have been added to replace those who have retired. In conjunction with these changes and more long-term succession planning, it has become necessary to seek shareholder approval to elect four directors for each Fund. If all proposed nominees are elected, each Fund’s board of directors (each a “Board,” and together, the “Boards”) will be composed of at least 75% independent directors and the same independent directors would serve on each Fund’s Board. With the exception of one proposed interested director, the directors standing for election already serve on the Boards of the T. Rowe Price Funds.

We are also taking this opportunity to seek shareholder approval to make changes to certain Funds’ investment objectives and policies. You are being asked to vote on those proposals only if you own shares of those Funds.

You are receiving these combined proxy materials for any Fund(s) you own. We have combined all of the above proposals into this single proxy statement to reduce Fund expenses associated with separate mailings for each impacted Fund.

We realize that it may be difficult for most shareholders to attend the Shareholder Meeting and vote their shares in person. However, we do need your vote in order to reach a quorum at the Shareholder Meeting with respect to each Fund. You can vote online, by telephone, or by mail, as explained in the enclosed materials. By voting promptly, you can help the Funds that you own avoid the expense of additional mailings.

If you have any questions or would like additional information concerning the matters proposed for action at the Shareholder Meeting, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

In closing, I would like to note that, after thirty years at T. Rowe Price, I will retire at the end of this year. Serving as the Chair of your mutual funds’ Boards for the last 12 years has been an honor and a privilege, and I look forward to remaining a fellow shareholder for many years to come.

As always, thank you for investing with T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman of the Board

Notice of Joint Special Meeting of Shareholders

T. Rowe Price Funds	T. Rowe Price Funds 100 East Pratt Street Baltimore, Maryland 21202
Darrell N. Braman Secretary
May 11, 2018

A joint special meeting of shareholders (the “Shareholder Meeting”) of all of the mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (each a “Fund” and together the “T. Rowe Price Funds”) will be held on Wednesday, July 25, 2018, at 8:00 a.m., Eastern time, at the headquarters of T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21201. A complete list of the T. Rowe Price Funds is included in Exhibit 1. The following matters will be acted upon at that time:

1. Elect four (4) directors for each Fund who have not previously been elected by shareholders;

2. Amend the investment objectives of each of the Communications & Technology, International Bond, and New Income Funds;

3. Amend the fundamental policy on commodities of each of the Dividend Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, and QM U.S. Small-Cap Growth Equity Funds, and the Emerging Markets Local Multi-Sector Account Portfolio;

4. Amend the industry concentration policy of the Emerging Europe Fund;

5. Reclassify the diversification status of each of the Communications &

6. Technology, Financial Services, Global Consumer, Global Industrials, Global Technology, Health Sciences, New Era, Real Estate, and Science & Technology Funds, and the Health Sciences Portfolio from diversified to nondiversified; and

7. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on April 26, 2018, are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment or postponement thereof. The board of directors of each T. Rowe Price Fund recommends that you vote in favor of each applicable proposal.

DARRELL N. BRAMAN

SECRETARY

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods:

1. Vote online.

• Read the proxy statement.

• Go to the online voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

If you vote online or by telephone, your vote must be received no later than 7:59 a.m. on July 25, 2018. If you vote by mail, your vote must be received at the address referenced on the proxy card on or before July 24, 2018.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the additional expenses to the T. Rowe Price Funds and their shareholders of further mailings or phone calls.

Joint Special Meeting of Shareholders—July 25, 2018

PROXY STATEMENT

This proxy material relates to all of the mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (each a “Fund,” and together, the “T. Rowe Price Funds” or the “Funds”). A complete list of the T. Rowe Price Funds is included in Exhibit 1. This document provides you with the information you need in order to vote on the matters coming before the upcoming joint special meeting and is furnished in connection with the solicitation of proxies by the Funds. If you have any questions, please feel free to call us toll free at 1-800-541-5910.

Who is asking for my vote?

The Boards of Directors (each, a “Board” and together, the “Boards”) of the T. Rowe Price Funds request that you vote on the proposals listed in the Notice of Joint Special Meeting of Shareholders, as applicable. The votes will be formally counted at the Joint Special Meeting of Shareholders (the “Shareholder Meeting”) on Wednesday, July 25, 2018, and if the Shareholder Meeting is adjourned or postponed, on the date of the adjourned or postponed meeting. Fund shareholders may vote in person at the Shareholder Meeting, online, by telephone, or by returning a completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting online or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on April 26, 2018, (the “record date”) of each Fund are hereby notified of the Shareholder Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of each Fund they held as of the record date. The Notice of Joint Special Meeting of Shareholders, the proxy card, and the Proxy Statement began mailing to shareholders of record on or about May 11, 2018. Shareholders of a Fund are entitled to vote on each proposal with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the record date.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with a Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on March 5, 2018, the Boards, including the independent directors, unanimously approved submitting the following proposals to the shareholders of the Funds to be considered and acted upon:

Proposal	Funds Affected
1. Elect four (4) directors;	All Funds
2. Amend the Fund’s investment objective;	Communications & Technology, International Bond, and New Income Funds
3. Amend the Fund’s fundamental policy on commodities;

Dividend Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, and QM U.S. Small-Cap Growth Equity Funds, and the Emerging Markets Local Multi-Sector Account Portfolio

4. Amend the Fund’s industry concentration policy;	Emerging Europe Fund
5. Reclassify the Fund’s diversification status from diversified to nondiversified; and

Communications & Technology, Financial Services, Global Consumer, Global Industrials, Global Technology, Health Sciences, New Era, Real Estate, and Science & Technology Funds, and the Health Sciences Portfolio (the “Sector Funds”)

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.	All Funds

How can I get more information about the Funds?

A copy of each Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information (“SAI”) are available at no cost by visiting our website at troweprice.com/prospectus; by calling 1-800-541-5910; or by writing to T. Rowe Price, 4515 Painters Mill Road, Owings Mills, Maryland 21117.

PROPOSAL NO. 1 — Election of Directors

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a certain percentage of each Fund’s Board must be elected by shareholders. Due to the retirement of several directors over the past few years and the recent passing of one director, it has become necessary for the Funds to hold a shareholder meeting in order to elect directors. With the exception of one proposed interested director, David Oestreicher, each of the other proposed nominees presently serves as a director on the current Boards, but none of these proposed nominees have yet been elected by shareholders. The current directors that are not being nominated for shareholder approval at the upcoming Shareholder Meeting were previously elected by each Fund’s shareholders at a shareholder meeting held on October 22, 2013. Each of these current directors not being nominated, with the exception of Edward Bernard, will continue to serve on the Boards following the Shareholder Meeting. Mr. Bernard plans on retiring from T. Rowe Price Associates, Inc. on December 31, 2018. As a result, he will resign from his role as a director and Chairman of the Boards of all T. Rowe Price Funds at the conclusion of the meeting of the Boards on July 25, 2018, which will immediately follow the shareholder meeting, subject to all the interested director nominees having been elected by shareholders. The Boards are in the process of further assessing long-term Board structure and succession planning. All of the current Boards are composed of at least 75% independent directors and that will continue to be the case if the proposed nominees are elected.

If all proposed nominees are elected, there will be ten independent directors and two interested directors on each Fund’s Board. An important benefit of these elections is that the same independent directors will serve on the Boards of all of the T. Rowe Price Funds. This approach is designed to provide effective governance by exposing the directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background, and experience, and permitting the Boards to operate more efficiently, particularly with respect to matters common to all Funds.

What are the primary responsibilities of the Boards and how often do they meet?

The directors are responsible for the general oversight of each Fund’s business and for assuring that each Fund is managed in the best interests of its shareholders. The directors meet regularly to review a wide variety of matters affecting or potentially affecting the Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.

The Boards of the T. Rowe Price Funds held five regularly scheduled formal meetings during calendar year 2017. The Funds are not required to hold annual meetings of shareholders. Accordingly, no annual meeting of shareholders shall be held in any year in which it is not otherwise required to be held unless the Boards determine otherwise. If a shareholder meeting to elect directors is held, the policy is that all nominee directors are encouraged to attend, subject to availability. Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of Fund performance), each Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Boards. The Boards believe that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Funds, including risk oversight. Each Board currently has three standing committees, a Committee of Independent Directors, a Joint Audit Committee, and an Executive Committee, which are described in greater detail in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the Funds, is responsible for, among other things, seeking, reviewing and selecting candidates to fill independent director vacancies on each Fund’s Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the Funds. The Lead Independent Director serves as chairman of the committee. Anthony W. Deering served as Lead Independent Director of each Board until he passed away on November 17, 2017. John G. Schreiber currently serves as the interim Lead Independent Director of each Board as the Boards assess long-term Board structure and succession planning. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees, like current directors, will be considered based on the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Funds’ management and counsel and the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as directors. Nominees will be considered in light of their individual experience, qualifications, attributes, or skills. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Committee of Independent Directors formally met one time in 2017.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Bruce W. Duncan, Paul F. McBride, Cecilia E. Rouse, and Mark R. Tercek. Mr. Duncan serves as chairman of the committee and is considered an “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”). The Joint Audit Committee holds three regular meetings during each fiscal year. Two of the meetings include the attendance of the independent registered public accounting firm of the T. Rowe Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the T. Rowe Price Funds’ operations or the operations of parties dealing with the T. Rowe Price Funds, as circumstances indicate. A third meeting is devoted primarily to a review of the risk management program of the Funds’ investment adviser. The Joint Audit Committee met three times in 2017.

The Executive Committee, which consists of each Fund’s interested directors, has been authorized by the Boards to exercise all powers of the Boards of the Funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board. The Executive Committee for each Fund does not hold regularly scheduled meetings. The Executive Committee was not called upon to take any action on behalf of any Funds during 2017.

From time to time, the independent directors may create a special committee (“Special Committee”) comprised of independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Boards’ regular review. The Bank of New York Mellon (“BNY Mellon”) Special Committee was established in December 2014 to review matters relating to the transition of fund accounting services from T. Rowe Price to BNY Mellon and the proposed Fund Accounting Agreement between the T. Rowe Price Funds and BNY Mellon. The members of the BNY Mellon Special Committee are Robert J. Gerrard, Paul F. McBride (chair), and Cecilia E. Rouse. The BNY Mellon Special Committee met once during 2017. The Section 15(c) Special Committee was established in August 2015 to review matters relating to the outsourcing to Broadridge Financial Solutions of the advisory contract renewal reporting pursuant to Section 15(c) under the 1940 Act. The members of the Section 15(c) Special Committee are Robert J. Gerrard, Paul F. McBride (chair), and John G. Schreiber. The Section 15(c) Special Committee met once during 2017.

Like other mutual funds, the Funds are subject to risks, including investment, compliance, operational, and valuation risks, among others. The Boards oversee risk as part of their oversight of the Funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the Funds’ Chief Compliance Officer, the Funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from members of the adviser’s Risk Management Oversight Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cyber-security risk, and operational risk. As of each Fund’s last fiscal year end, each director attended at least 75% of the aggregate meetings of the Board and any committees on which he or she served, with the exception of Mr. Tercek with respect to Funds with a fiscal year end of December 31, 2017 or February 28, 2018. Please see Exhibit 1 for each Fund’s fiscal year end. Although Mr. Tercek did not attend at least 75% of the aggregate meetings of the Boards and any committees on which he served for the T. Rowe Price Funds with fiscal years ending December 31, 2017 and February 28, 2018, Mr. Tercek did attend at least 75% of the aggregate meetings of the Boards and the committees on which he served for all other T. Rowe Price Funds. His absences during the meetings held in fiscal years ended December 31, 2017 and February 28, 2018 were due to short-term conflicts relating to other commitments.

The actual day-to-day risk management functions with respect to the Funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the Funds, and other service providers (depending on the nature of the risk) that carry out the Funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the Funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective. An investment in a T. Rowe Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third party service providers or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any control of the Funds, T. Rowe Price and its affiliates, or other service providers.

If a shareholder wishes to send a communication to any of the Boards, or to a specified director, the communication should be submitted in writing to Darrell Braman, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, MD 21202, who will forward such communication to the directors.

Who are the directors and director nominees?

The Boards have proposed the persons listed below for election as director, each to hold office until the next annual meeting (if any), retirement, or resignation, or until his or her successor is duly elected and qualified. Shareholders are being asked to elect the directors of their respective Fund(s) only. A shareholder using the enclosed proxy card, or voting by telephone or online, can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, or a telephone or online vote is submitted without an election, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards may recommend. There are no family relationships among these nominees.

Independent Directors Teresa Bryce Bazemore, Ronald J. Daniels, Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride, Cecilia E. Rouse, John G. Schreiber, and Mark R. Tercek currently serve as independent directors to all of the T. Rowe Price Funds. Shareholders are being asked to elect Teresa Bryce Bazemore and Ronald J. Daniels to the Boards of all the T. Rowe Price Funds. Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride, Cecilia E. Rouse, John G. Schreiber, and Mark R. Tercek were elected by the shareholders of all Funds in 2013 and are therefore not standing for shareholder election at this time.

Interested Directors Interested directors are considered as such because of their relationships with T. Rowe Price and its affiliates. They are also shareholders of T. Rowe Price Group, Inc., the parent company of the Funds’

investment adviser. Edward C. Bernard currently serves as interested director and Chairman of the Board for all of the T. Rowe Price Funds. Mr. Bernard plans to retire from T. Rowe Price on December 31, 2018, and step down as a director and Chairman of the Boards assuming the election of all interested director nominees, with such resignation to occur at the conclusion of the upcoming July 25th meeting of the Boards. Edward A. Wiese currently serves as interested director for all of the domestic fixed income Funds. Robert W. Sharps currently serves as interested director for the domestic equity and international Funds.

Shareholders are being asked to elect Mr. Wiese to continue serving on the Boards of domestic fixed income Funds and to elect Mr. Sharps to continue serving on the Boards of the domestic equity and international Funds. Shareholders are also being asked to elect David Oestreicher to begin serving as an interested director on the Boards of all T. Rowe Price Funds. Mr. Bernard will resign as director upon the election of Mr. Oestreicher to ensure that each Board has only two interested directors.

Each director’s/nominee’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors and nominees, have led to the conclusion that each director/nominee should serve on the Boards of the T. Rowe Price Funds. Attributes common to all directors/ nominees include the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Funds’ management and counsel and the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as director. In addition, the actual service and commitment of the current directors during their tenure on the Funds’ Boards is taken into consideration in concluding that each should continue to serve. A director’s/nominee’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the T. Rowe Price Funds, public companies, non-profit entities, or other organizations; or other experiences. Each director/nominee brings a diverse perspective to the Boards. Each director’s/nominee’s mailing address is 100 E. Pratt Street, Baltimore, MD 21202.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each director or director nominee that led to the conclusion that he or she should serve (or continue to serve) as a director.

Edward C. Bernard (not standing for election) has been an interested director and Chairman of the Board of all the T. Rowe Price Funds since 2006. Mr. Bernard has more than 25 years of experience in the investment management industry, all of which have been with T. Rowe Price. In addition to his responsibilities with T. Rowe Price and the T. Rowe Price Funds,

Mr. Bernard served as chairman (from 2009 to 2011) and is currently the vice chairman of the Board of Governors of the Investment Company Institute (“ICI”), the national trade association for the mutual fund industry. Mr. Bernard plans to retire from T. Rowe Price on December 31, 2018 and step down as a director and Chairman of the Boards at the conclusion of the upcoming July 25th meeting of the Boards.

Teresa Bryce Bazemore (standing for election) has more than 25 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. From July 2008 through April 2017, Ms. Bazemore served as the President of Radian Guaranty where she oversaw the strategic planning, business development, and operations of the mortgage insurance business line. Prior to Radian Guaranty, she was Senior Vice President, General Counsel, and Secretary for Nexstar Financial Corporation, and General Counsel of the mortgage banking line of business at Bank of America. Ms. Bazemore currently serves on the Board of Directors of the Federal Home Loan Bank of Pittsburgh and of Chimera Investment Corporation. She has been an independent director of the T. Rowe Price Funds since January 2018.

Ronald J. Daniels (standing for election) is the 14th president of Johns Hopkins University, a position he has held since 2009. In that role, he serves as the chair of the Executive Committee of Johns Hopkins Medicine and is a professor in the Department of Political Science. Previously, he was provost and professor of law at the University of Pennsylvania and dean and James M. Tory Professor of Law at the University of Toronto. He has been an independent director of the T. Rowe Price Funds since January 2018.

Bruce W. Duncan (not standing for election) has substantial experience in the field of commercial real estate. He currently serves as chairman of the Board of First Industrial Realty Trust, and he served as president until September 2016 and chief executive officer until December 2016. In May 2016, Mr. Duncan became a member of the Board and Compensation Committee of Boston Properties. He has been an independent director of the T. Rowe Price Funds since October 2013. In September 2014, he became a member of the Joint Audit Committee and, in July 2017, he became the chairman of the committee. In September 2016, Mr. Duncan became a member of the Board and Finance Committee of Marriott International, Inc. In October 2017, Mr. Duncan became a member of the board of governors of the ICI and a member of the governing board of the Independent Directors Council, a national association for mutual fund independent directors that is part of the ICI.

Robert J. Gerrard, Jr. (not standing for election) has been an independent director of certain T. Rowe Price Funds since 2012 (and all T. Rowe Price Funds since October 2013) and served as a chairman of the Joint Audit

Committee until July 2017. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the Board and Compensation Committee for Syniverse Holdings and as general counsel to Scripps Networks.

Paul F. McBride (not standing for election) has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments, and has significant global experience. He has served on the Boards of a number of private and nonprofit entities, including Vizzia Technologies, Dunbar Armored, Gilman School, Living Classrooms Foundation, and Bridges Baltimore. He has been an independent director of the T. Rowe Price Funds since October 2013 and, in September 2014, he became a member of the Joint Audit Committee.

David Oestreicher (standing for election) is the chief legal counsel for T. Rowe Price and a member of the firm’s management committee. David serves as a member of the ICI Mutual Insurance Company Board of Governors, a member of its executive committee and chairman of its risk management committee. He also serves as a director on the Board of the Investment Adviser Association and previously served as the chairman of its legal and regulatory committee. In addition, he previously served as the chairman of the international committee of the ICI. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation with the SEC.

Cecilia E. Rouse (not standing for election) has been an independent director of certain T. Rowe Price Funds since 2012 (and all T. Rowe Price Funds since October 2013) and became a member of the Joint Audit Committee in September 2014. Dr. Rouse has extensive experience in the fields of higher education and economic research. She has served in a variety of roles at Princeton University, including as a dean, professor, and leader of research in labor economics. She has also served on the Board of the National Bureau of Economic Research and MDRC, a nonprofit education and social policy organization dedicated to improving programs and policies that affect the poor, and as a member of numerous entities, including the American Economic Association, National Bureau of Economic Research, National Academy of Education, and the Association of Public Policy and Management Policy Council.

John G. Schreiber (not standing for election) has been an independent director of the T. Rowe Price Funds for more than 20 years and served as a member of the Joint Audit Committee until September 2015. He currently serves as the interim Lead Independent Director. He has significant experience investing in real estate transactions and brings substantial financial services and investment management experience to the Boards. He is the president of

Centaur Capital Partners, Inc. and a retired partner and cofounder of Blackstone Real Estate Advisors. He previously served as chairman and chief executive officer of JMB Urban Development Co. and executive vice president of JMB Realty Corporation. Mr. Schreiber currently serves on the Boards of JMB Realty Corporation, Brixmor Property Group, Hilton Worldwide, and is a trustee of Loyola University of Chicago, and is a past Board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company, General Growth Properties, AMLI Residential Properties Trust, Blackstone Mortgage Trust, Invitation Homes, and Hudson Pacific Properties.

Robert W. Sharps (standing for election) has been an interested director of the domestic equity and international T. Rowe Price Funds since April 2017. Mr. Sharps served as the co-head of Global Equities at T. Rowe Price until February 2018, at which point he became the Head of Investments. He has served as the Group Chief Investment Officer for T. Rowe Price since April 2017. He is also a member of the T. Rowe Price Management Committee, Management Compensation Committee, International Steering Committee, Equity Steering Committee, Asset Allocation Committee, and Product Strategy Committee. Prior to joining T. Rowe Price in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. In addition to his various offices held with T. Rowe Price and its affiliates, Mr. Sharps is a Chartered Financial Analyst.

Mark R. Tercek (not standing for election) has been an independent director of the T. Rowe Price Funds since 2009. Mr. Tercek served as chairman of the Joint Audit Committee until September 2014 and served as a member of the committee since July 2017. He brings substantial financial services experience to the Boards. He was a managing director of Goldman Sachs and is currently president and chief executive officer of The Nature Conservancy.

Edward A. Wiese (standing for election) has been an interested director of the domestic fixed income T. Rowe Price Funds since 2015. Mr. Wiese is a Chartered Financial Analyst with over 30 years of investment experience, all of which have been with T. Rowe Price. He currently serves as the director of fixed income for T. Rowe Price and as the chairman of the T. Rowe Price Fixed Income Steering Committee, and served as a portfolio manager for various short-term bond and low duration domestic bond strategies until December 2016.

The following table entitled “Independent Directors / Nominees” provides biographical information for the independent directors, including those who have been nominated for election as an independent director, along with their principal occupation(s) during the past five years and any directorships of public companies and other investment companies. The directors of the Funds believe it is important to have an investment in the T. Rowe Price Funds. Directors are expected to invest the equivalent of at least one year of their directors’ fees in the T. Rowe Price Funds and new directors are given at least three years to reach this threshold. The directors allocate their investments among the T. Rowe Price Funds based on their own investment objectives. Accordingly, the table also shows their ownership in the Funds on which they currently serve or to which they are being nominated to serve as director, as well as their total ownership in all of the T. Rowe Price Funds. The table entitled “Interested Directors / Nominees” provides similar information, except the information pertains to the interested directors, including those who have been nominated for election as an interested director.

Independent Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

Teresa Bryce Bazemore, 1959

Director / Nominee of all T. Rowe Price Funds (191 portfolios)

President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present)

Chimera Investment Corporation (2017 to present); Federal Home Loan Bank of Pittsburgh (2017 to present)

	Blue Chip Growth Emerging Markets Local Currency Bond	Over $100,000(a) Over $100,000(a)	Over $100,000(a)

Ronald J. Daniels, 1959

Director / Nominee of all T. Rowe Price Funds (191 portfolios)

President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present)

Lyndhurst Holdings (2015 to present)

	None	None	None

Independent Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

Bruce W. Duncan, 1951

Director of all T. Rowe Price Funds (191 portfolios)

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company

Starwood Hotels & Resorts (1999 to September 2016); Boston Properties (May 2016 to present); Marriott International, Inc. (September 2016 to present)

	Emerging Markets Stock	Over $100,000	Over $100,000

Independent Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

Robert J. Gerrard, Jr., 1952

Director of all T. Rowe Price Funds (191 portfolios)

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016)

None

Blue Chip Growth

Capital Appreciation

Capital Opportunities

Communications & Technology

Dividend Growth

Emerging Europe

Emerging Markets Bond

Emerging Markets Stock

Emerging Markets Value Stock

European Stock

Financial Services

Floating Rate Fund—I Class

Global Stock

Global Technology

Growth Stock

Health Sciences

International Discovery

International Stock

Japan

Latin America

Mid-Cap Growth Fund—Advisor Class

New America Growth

New Horizons

Personal Strategy Balanced

Personal Strategy Growth

QM U.S. Small & Mid-Cap Core Equity

Retirement 2020

Retirement 2025

Retirement 2030

Retirement 2035

Retirement 2060

Science & Technology

Small-Cap Stock

Small-Cap Value

U.S. Large-Cap Core

$10,001–$50,000

Over $100,000

$50,001–$100,000

Over $100,000

$10,001–$50,000

$10,001–$50,000

$1–$10,000

$10,001–$50,000

$10,001–$50,000

$1–$10,000

$50,001–$100,000

$10,001–$50,000

$10,001–$50,000

Over $100,000

$50,001–$100,000

$50,001–$100,000

$10,001–$50,000

$10,001–$50,000

$10,001–$50,000

$1–$10,000

Over $100,000

$10,001–$50,000

Over $100,000

$50,001–$100,000

$50,001–$100,000

$10,001–$50,000

$50,001–$100,000

$50,001–$100,000

$10,001–$50,000

$10,001–$50,000

$10,001–$50,000

$50,001–$100,000

$50,001–$100,000

$1–$10,000

$10,001–$50,000

Over $100,000
Paul F. McBride, 1956 Director of all T. Rowe Price Funds (191 portfolios) Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present) None	Capital Appreciation Health Sciences New America Growth Real Estate Tax-Free High Yield	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Independent Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

Cecilia E. Rouse, Ph.D., 1963

Director of all T. Rowe Price Funds (191 portfolios)

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

None

	Personal Strategy Balanced Retirement 2030	Over $100,000 Over $100,000	Over $100,000

Independent Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

John G. Schreiber, 1946

Director of all T. Rowe Price Funds (191 portfolios)

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present) General Growth Properties, Inc. (2010 to 2013); Blackstone Mortgage Trust (2012 to 2016); Hilton Worldwide (2013 to present); Brixmor Property Group, Inc. (2013 to present); Hudson Pacific Properties (2014 to 2016)

Blue Chip Growth

Cash Reserves

Emerging Markets Stock

GNMA

Government Money

Growth & Income

High Yield

Japan

Latin America

New Era

New Income

Short-Term Bond

Summit Municipal Income

Summit Municipal Intermediate

Summit Municipal Money

Tac-Free High Yield

U.S. Treasury Intermediate

U.S. Treasury Long-Term

U.S. Treasury Money

Value Fund—I Class

Over $100,000

Over $100,000

Over $100,000

Over $100,000

$10,001–$50,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

$50,001–$100,000

Over $100,000

Over $100,000

Over $100,000

$1–$10,000

Over $100,000

Over $100,000
Mark R. Tercek, 1957 Director of all T. Rowe Price Funds (191 portfolios) President and Chief Executive Officer, The Nature Conservancy (2008 to present) None	Cash Reserves Emerging Markets Stock	Over $100,000 Over $100,000	Over $100,000

(a) Holdings information for Ms. Bazemore is as of February 28, 2018.

(b) William J. Stromberg, President and Chief Executive Officer of T. Rowe Price Group, Inc. (the parent company of the T. Rowe Price Funds’ investment adviser), has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University’s Board’s Compensation Committee.

Interested Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017	Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

Edward C. Bernard, 1956

Director and Chairman of all T. Rowe Price Funds (191 portfolios)

Director and Vice President, T. Rowe Price Associates, Inc.; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company

None

Capital Appreciation

Cash Reserves

Emerging Markets Stock

Equity Income

Global Stock

Government Money

Growth Stock

High Yield

Institutional Global Focused Growth Equity

Institutional Mid-Cap Equity Growth

Institutional Small-Cap Stock

Intermediate Tax-Free High Yield Fund—I Class

International Discovery

International Stock

New Asia

New Asia Fund—I Class

New Horizons

Real Estate Fund—I Class

Retirement 2055

Science & Technology

Science & Technology Fund—I Class

Short-Term Bond Fund—I Class

Small-Cap Stock Fund—I Class

Small-Cap Value

Spectrum Growth

Spectrum Income

Spectrum International

Summit Municipal Intermediate

Tax-Free Short-Intermediate Fund—I Class

Total Equity Market Index

U.S. Treasury Money

Over $100,000

Over $100,000

$50,001–$100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

$10,001–$50,000

Over $100,000

Over $100,000

$10,001–$50,000

Over $100,000

$10,001–$50,000

$10,001–$50,000

$10,001–$50,000

Over $100,000

$50,001–$100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

$50,001–$100,000

Over $100,000

$10,001–$50,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Interested Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017	Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

David Oestreicher, 1967

Director/Nominee of all T. Rowe Price Funds (191 portfolios)

Vice President, all T. Rowe Price Funds

Chief Legal Officer and Vice President, T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price Associates, Inc., T. Rowe Price Hong Kong Limited, T. Rowe Price International Ltd, and T. Rowe Price Singapore Private Ltd.

None

Equity Income

Government Money

Health Sciences Fund—I Class

Institutional High Yield

Institutional Small-Cap Stock

Institutional Global Focused Growth Equity

New America Growth Fund—I Class

New Asia Fund—I Class

Retirement 2025

Retirement 2030

Retirement 2035

Science & Technology

U.S. Treasury Money

	$10,001–$50,000 Over $100,000 Over $100,000 $50,001–$100,000 Over $100,000 $10,001–$50,000 Over $100,000 $10,001–$50,000 $10,001–$50,000 $10,001–$50,000 $50,001–$100,000 Over $100,000 $10,001–$50,000	Over $100,000

Robert W. Sharps, 1971

Director/Nominee of domestic equity and international T. Rowe Price Funds (135 portfolios)

Vice President, T. Rowe Price Associates, Inc., T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, Equity Series and Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Growth Stock Fund, Institutional International Funds, International Funds, Multi-Strategy Total Return Fund, New America Growth Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Fund

None

Capital Appreciation

Cash Reserves

Credit Opportunities

Dividend Growth

Financial Services Fund—I Class

Floating Rate Fund—I Class

Global Allocation

Global Real Estate Fund—I Class

Government Money

Health Sciences Fund—I Class

High Yield

Institutional Global Focused Growth Equity

Institutional Large-Cap Growth

Institutional Mid-Cap Equity Growth

Institutional Small-Cap Stock

Latin America Fund—I Class

Maryland Short-Term Tax-Free Bond

Maryland Tax-Free Bond

Maryland Tax-Free Money

New America Growth Fund—I Class

New Asia Fund—I Class

Spectrum Growth

Tax-Free High Yield

U.S. Treasury Money

Ultra Short-Term Bond

Over $100,000

Over $100,000

Over $100,000

Over $100,000

$50,001–$100,000

Over $100,000

Over $100,000

$10,001–$50,000

$1–$10,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

$10,001–$50,000

Over $100,000

Over $100,000

$1–$10,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Interested Directors / Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2017	Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2017

Edward A. Wiese, 1959

Director/Nominee of domestic fixed income T. Rowe Price Funds (56 portfolios)

Vice President, T. Rowe Price Associates, Inc., T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

President, Fixed Income Series, High Yield Fund, and Multi-Sector Account Portfolios

None

Cash Reserves

Dynamic Global Bond

Emerging Markets Bond

Global High Income Bond

Global Stock

Global Technology

Government Money

Health Sciences

Institutional Floating Rate

International Stock

New Era

Science & Technology

Science & Technology Fund—Advisor Class

Short-Term Bond

Short-Term Bond Fund—I Class

Spectrum Growth

Total Equity Market Index

U.S. Treasury Money

Over $100,000

Over $100,000

$50,001–$100,000

Over $100,000

Over $100,000

$10,001–$50,000

Over $100,000

Over $100,000

Over $100,000

$1–$10,000

$10,001–$50,000

$10,001–$50,000

Over $100,000

$50,001–$100,000

Over $100,000

$10,001–$50,000

$10,001–$50,000

Over $100,000

Over $100,000

The following table entitled “Term of T. Rowe Price Funds Directorship” shows the year from which each current director has served on each Fund’s Board (or that of the corporation of which the Fund is a part). Please note that Mr. Oestreicher is not shown in the table because he does not currently serve on the Board of any T. Rowe Price Fund.

Term of T. Rowe Price Funds Directorship

Corporation	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse	Sharps	Schreiber	Tercek	Wiese
Balanced Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Blue Chip Growth Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Capital Appreciation Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Capital Appreciation & Income Fund	2018	2018	2017	2017	2017	2017	2017	2017	2017	—
Capital Opportunity Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Communications & Technology Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Corporate Income Fund	2018	2018	2013	2013	2013	2013	—	1995	2009	2015
Credit Opportunities Fund	2018	2018	2014	2014	2014	2014	—	2014	2014	2015
Diversified Mid-Cap Growth Fund	2018	2018	2013	2012	2013	2012	2017	2003	2009	—
Dividend Growth Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Equity Income Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Equity Series	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Financial Services Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Fixed Income Series	2018	2018	2013	2013	2013	2013	—	1994	2009	2015
Floating Rate Fund	2018	2018	2013	2013	2013	2013	—	2011	2011	2015
Global Allocation Fund	2018	2018	2013	2013	2013	2013	2017	2013	2013	—
Global Multi-Sector Bond Fund	2018	2018	2013	2013	2013	2013	—	2008	2009	2015
Global Real Estate Fund	2018	2018	2013	2012	2013	2012	2017	2008	2009	—
Global Technology Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
GNMA Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Government Money Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Growth & Income Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Growth Stock Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—

Corporation	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse	Sharps	Schreiber	Tercek	Wiese
Health Sciences Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
High Yield Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Index Trust	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Inflation Protected Bond Fund	2018	2018	2013	2013	2013	2013	—	2002	2009	2015
Institutional Equity Funds	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Institutional Income Funds	2018	2018	2013	2013	2013	2013	—	2002	2009	2015
Institutional International Funds	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Intermediate Tax-Free High Yield Fund	2018	2018	2014	2014	2014	2014	—	2014	2014	2015
International Funds	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
International Index Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
International Series	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Limited Duration Inflation Focused Bond Fund	2018	2018	2013	2013	2013	2013	—	2006	2009	2015
Mid-Cap Growth Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Mid-Cap Value Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Multi-Sector Account Portfolios	2018	2018	2013	2013	2013	2013	—	2012	2012	2015
Multi-Strategy Total Return Fund	2018	2018	2017	2017	2017	2017	2017	2017	2017	—
New America Growth Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
New Era Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
New Horizons Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
New Income Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Personal Strategy Funds	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Quantitative Management Funds	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Real Assets Fund	2018	2018	2013	2012	2013	2012	2017	2010	2010	—
Real Estate Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—

Corporation	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse	Sharps	Schreiber	Tercek	Wiese
TRP Reserve Investment Funds	2018	2018	2013	2013	2013	2013	—	1997	2009	2015
Retirement Funds	2018	2018	2013	2012	2013	2012	2017	2002	2009	—
Science & Technology Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Short-Term Bond Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Small-Cap Stock Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Small-Cap Value Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Spectrum Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
State Tax-Free Funds	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Summit Income Funds	2018	2018	2013	2013	2013	2013	—	1993	2009	2015
Summit Municipal Funds	2018	2018	2013	2013	2013	2013	—	1993	2009	2015
Tax-Efficient Funds	2018	2018	2013	2012	2013	2012	2017	2001	2009	—
Tax-Exempt Money Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Tax-Free High Yield Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Tax-Free Income Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Tax-Free Short-Intermediate Fund	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Total Return Fund	2018	2018	2016	2016	2016	2016	—	2016	2016	2016
U.S. Bond Enhanced Index Fund	2018	2018	2013	2013	2013	2013	—	2000	2009	2015
U.S. Large-Cap Core Fund	2018	2018	2013	2012	2013	2012	2017	2009	2009	—
U.S. Treasury Funds	2018	2018	2013	2013	2013	2013	—	1992	2009	2015
Value Fund	2018	2018	2013	2012	2013	2012	2017	2001	2009	—

What are the directors paid for their services to the Funds?

Messrs. Oestreicher (if elected), Sharps, and Weise are considered “interested persons” of the Funds because they are employed by, and also serve as officers of, T. Rowe Price and its affiliates. The officers of the Funds and interested directors do not receive any compensation or benefits from the Funds for their service.

As of January 1, 2018, the independent directors are paid $310,000 annually for their service on the Boards. The Lead Independent Director receives an additional $150,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his/her service and the chairman of the Joint Audit Committee receives an additional $10,000 for his/her service. An independent director serving as a member of a Special Committee of the Independent Directors receives an additional $1,500 per meeting of the Special Committee.

The following table entitled “Compensation” shows the accrued amounts paid by each Fund, and the total compensation that was paid from all of the Funds, to all of the independent directors for the 2017 calendar year. The fees are allocated to each Fund on a pro rata basis based on each Fund’s net assets relative to the other Funds. The independent directors of the Funds do not receive any pension or retirement benefits from the Funds or T. Rowe Price.

Compensation

Fund	Aggregate Compensation From
	Bazemore*	Daniels*	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
Africa & Middle East	—	—	$59	$58	$59	$59	$54	$56
Asia Opportunities	—	—	21	20	21	21	19	20
Balanced	—	—	1,723	1,683	1,717	1,710	1,555	1,611
Blue Chip Growth	—	—	16,835	16,388	16,772	16,688	15,186	15,768
Blue Chip Growth Portfolio	—	—	443	430	441	439	399	415
California Tax-Free Bond	—	—	271	265	270	269	245	253
California Tax-Free Money	—	—	22	21	21	21	19	20
Capital Appreciation	—	—	12,265	11,982	12,222	12,168	11,066	11,467
Capital Appreciation & Income(a)	—	—	—	—	—	—	—	—
Capital Opportunity	—	—	241	235	240	239	217	225
Cash Reserves	—	—	975	953	971	967	880	911
Communications & Technology	—	—	1,888	1,839	1,881	1,872	1,703	1,768
Corporate Income	—	—	406	397	405	403	366	380
Credit Opportunities	—	—	20	19	20	20	18	19
Diversified Mid-Cap Growth	—	—	313	305	312	311	283	293
Dividend Growth	—	—	3,369	3,286	3,357	3,341	3,040	3,153
Dynamic Global Bond	—	—	179	172	179	176	162	169
Emerging Europe	—	—	77	75	77	76	69	72

Fund	Aggregate Compensation From
	Bazemore*	Daniels*	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
Emerging Markets Bond	—	—	2,876	2,812	2,866	2,854	2,595	2,688
Emerging Markets Corporate Bond	—	—	26	25	26	26	23	24
Emerging Markets Corporate Multi-Sector Account Portfolio(b)	—	—	14	13	13	13	12	13
Emerging Markets Local Currency Bond	—	—	136	132	135	134	122	127
Emerging Markets Local Multi-Sector Account Portfolio(b)	—	—	13	13	13	13	12	13
Emerging Markets Stock	—	—	3,887	3,780	3,872	3,851	3,507	3,642
Emerging Markets Value Stock	—	—	14	14	14	14	13	13
Equity Income	—	—	9,761	9,570	9,732	9,692	8,811	9,112
Equity Income Portfolio	—	—	321	314	320	318	289	300
Equity Index 500	—	—	12,797	12,540	12,759	12,705	11,551	11,949
Equity Index 500 Portfolio	—	—	8	8	8	8	7	8
European Stock	—	—	474	462	472	470	427	444
Extended Equity Market Index	—	—	357	349	356	354	322	333
Financial Services	—	—	335	329	334	333	303	313
Floating Rate	—	—	414	403	412	410	373	387
Floating Rate Multi-Sector Account Portfolio(b)	—	—	32	31	32	32	29	30
Georgia Tax-Free Bond	—	—	139	136	138	138	125	130
Global Allocation	—	—	108	105	107	107	97	101
Global Consumer	—	—	5	5	5	5	5	5
Global Growth Stock	—	—	53	51	53	53	48	50
Global High Income Bond	—	—	32	31	32	32	29	30
Global Industrials	—	—	9	9	9	9	9	9
Global Multi-Sector Bond	—	—	189	183	188	187	170	177
Global Real Estate	—	—	93	91	92	92	84	86
Global Stock	—	—	304	295	303	301	274	285
Global Technology	—	—	2,042	1,976	2,034	2,022	1,841	1,918
GNMA	—	—	628	615	626	623	567	586
Government Money	—	—	3,638	3,558	3,626	3,610	3,283	3,400
Government Money Portfolio	—	—	12	11	12	12	11	11
Government Reserve	—	—	7,511	7,340	7,480	7,451	6,774	7,019
Growth & Income	—	—	773	755	771	767	698	723
Growth Stock	—	—	21,657	21,152	21,582	21,485	19,541	20,252
Health Sciences	—	—	4,818	4,701	4,800	4,779	4,347	4,507
Health Sciences Portfolio	—	—	275	269	274	273	248	258
High Yield	—	—	4,189	4,105	4,175	4,159	3,780	3,910
High Yield Multi-Sector Account Portfolio(b)	—	—	8	8	8	8	7	7

Fund	Aggregate Compensation From
	Bazemore*	Daniels*	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
Inflation Protected Bond	—	—	211	206	210	209	190	197
Institutional Africa & Middle East	—	—	76	74	75	75	68	71
Institutional Cash Reserves	—	—	18	18	18	18	17	17
Institutional Core Plus	—	—	226	221	225	224	203	211
Institutional Credit Opportunities	—	—	11	11	11	11	10	10
Institutional Emerging Markets Bond	—	—	144	140	143	142	130	135
Institutional Emerging Markets Equity	—	—	572	554	569	566	515	537
Institutional Floating Rate	—	—	2,189	2,138	2,181	2,171	1,975	2,046
Institutional Frontier Markets Equity	—	—	24	24	24	24	22	23
Institutional Global Focused Growth Equity	—	—	18	18	18	18	16	17
Institutional Global Growth Equity	—	—	174	170	174	173	157	163
Institutional Global Multi-Sector Bond	—	—	13	13	13	13	12	12
Institutional Global Value Equity	—	—	5	4	5	5	4	4
Institutional High Yield	—	—	776	759	773	770	700	725
Institutional International Bond	—	—	158	154	157	157	142	148
Institutional International Concentrated Equity	—	—	200	194	199	198	180	187
Institutional International Core Equity	—	—	69	68	69	69	63	65
Institutional International Growth Equity	—	—	24	23	24	23	21	22
Institutional Large-Cap Core Growth	—	—	1,179	1,149	1,175	1,169	1,064	1,104
Institutional Large-Cap Growth	—	—	6,086	5,934	6,064	6,035	5,491	5,696
Institutional Large-Cap Value	—	—	1,518	1,481	1,513	1,505	1,370	1,420
Institutional Long Duration Credit	—	—	16	16	16	16	15	15
Institutional Mid-Cap Equity Growth	—	—	2,772	2,704	2,762	2,749	2,501	2,594
Institutional Small-Cap Stock	—	—	1,671	1,629	1,664	1,657	1,507	1,563
Institutional U.S. Structured Research	—	—	273	267	272	271	246	255
Intermediate Tax-Free High Yield	—	—	23	22	23	23	21	21
International Bond	—	—	2,154	2,101	2,146	2,137	1,942	2,015
International Bond(USD Hedged)	—	—	24	22	24	23	22	23

Fund	Aggregate Compensation From
	Bazemore*	Daniels*	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
International Concentrated Equity	—	—	9	9	9	9	8	8
International Discovery	—	—	2,688	2,607	2,677	2,663	2,424	2,522
International Equity Index	—	—	238	232	238	236	215	223
International Stock	—	—	6,827	6,675	6,803	6,774	6,160	6,380
International Stock Portfolio	—	—	153	149	152	151	138	143
International Value Equity	—	—	5,663	5,529	5,644	5,618	5,109	5,297
Investment-Grade Corporate Multi-Sector Account Portfolio(b)	—	—	44	43	44	43	39	41
Japan	—	—	247	240	246	244	223	231
Latin America	—	—	287	279	285	284	258	268
Limited Duration Inflation Focused Bond	—	—	3,530	3,449	3,517	3,502	3,185	3,300
Limited-Term Bond Portfolio	—	—	181	177	180	179	163	169
Maryland Short-Term Tax-Free Bond	—	—	86	84	86	85	77	80
Maryland Tax-Free Bond	—	—	980	958	977	972	884	916
Maryland Tax-Free Money	—	—	35	35	35	35	32	33
Mid-Cap Growth	—	—	12,028	11,736	11,985	11,930	10,851	11,253
Mid-Cap Growth Portfolio	—	—	191	187	190	189	172	179
Mid-Cap Index	—	—	3	3	3	3	2	2
Mid-Cap Value	—	—	5,910	5,784	5,890	5,865	5,333	5,521
Mortgage-Backed Securities Multi-Sector Account Portfolio(b)	—	—	53	52	53	53	48	50
Multi-Strategy Total Return(c)	3	3	4	3	4	4	5	4
New America Growth	—	—	1,712	1,669	1,706	1,698	1,544	1,602
New America Growth Portfolio	—	—	85	83	85	85	77	80
New Asia	—	—	1,232	1,200	1,227	1,221	1,111	1,153
New Era	—	—	1,567	1,532	1,562	1,555	1,414	1,464
New Horizons	—	—	8,466	8,250	8,435	8,395	7,637	7,926
New Income	—	—	14,896	14,544	14,841	14,779	13,435	13,930
New Jersey Tax-Free Bond	—	—	167	163	167	166	151	156
New York Tax-Free Bond	—	—	208	203	207	206	187	194
New York Tax-Free Money	—	—	25	24	24	24	22	23
Overseas Stock	—	—	6,173	6,014	6,150	6,122	5,568	5,780
Personal Strategy Balanced	—	—	955	933	952	947	862	893
Personal Strategy Balanced Portfolio	—	—	73	72	73	73	66	69
Personal Strategy Growth	—	—	844	822	841	837	762	791

Fund	Aggregate Compensation From
	Bazemore*	Daniels*	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
Personal Strategy Income	—	—	806	786	803	800	728	755
QM Global Equity	—	—	6	6	6	6	6	6
QM U.S. Small & Mid-Cap Core Equity	—	—	17	16	17	17	15	16
QM U.S. Small-Cap Growth Equity	—	—	1,910	1,850	1,902	1,891	1,722	1,793
QM U.S. Value Equity	—	—	8	8	8	8	7	7
Real Assets	—	—	1,471	1,442	1,467	1,461	1,328	1,373
Real Estate	—	—	2,759	2,701	2,750	2,738	2,490	2,577
Retirement 2005	—	—	779	762	776	773	703	727
Retirement 2010	—	—	2,385	2,337	2,377	2,367	2,152	2,226
Retirement 2015	—	—	4,052	3,971	4,039	4,023	3,657	3,782
Retirement 2020	—	—	11,229	10,999	11,193	11,147	10,134	10,486
Retirement 2025	—	—	9,305	9,104	9,275	9,235	8,397	8,694
Retirement 2030	—	—	11,890	11,633	11,851	11,801	10,729	11,109
Retirement 2035	—	—	7,117	6,960	7,093	7,063	6,422	6,651
Retirement 2040	—	—	8,359	8,176	8,332	8,296	7,543	7,812
Retirement 2045	—	—	4,417	4,317	4,402	4,383	3,986	4,129
Retirement 2050	—	—	3,531	3,448	3,519	3,503	3,186	3,302
Retirement 2055	—	—	1,499	1,463	1,494	1,487	1,353	1,403
Retirement 2060	—	—	116	112	116	115	105	110
Retirement Balanced	—	—	1,216	1,191	1,212	1,207	1,097	1,136
Retirement I 2005 Fund—I Class	—	—	34	32	34	33	30	32
Retirement I 2010 Fund—I Class	—	—	129	125	128	128	116	121
Retirement I 2015 Fund—I Class	—	—	232	225	231	230	209	218
Retirement I 2020 Fund—I Class	—	—	768	742	764	760	692	722
Retirement I 2025 Fund—I Class	—	—	626	603	623	619	564	589
Retirement I 2030 Fund—I Class	—	—	921	889	917	912	830	867
Retirement I 2035 Fund—I Class	—	—	523	503	520	517	471	492
Retirement I 2040 Fund—I Class	—	—	707	682	703	699	637	665
Retirement I 2045 Fund—I Class	—	—	342	329	341	339	308	322
Retirement I 2050 Fund—I Class	—	—	371	358	369	367	334	349
Retirement I 2055 Fund—I Class	—	—	121	116	120	119	109	114
Retirement I 2060 Fund—I Class	—	—	17	16	16	16	15	16
Retirement Balanced I Fund—I Class	—	—	73	71	73	72	66	69
Retirement Income 2020	—	—	2	1	2	2	1	2
Science & Technology	—	—	2,033	1,981	2,026	2,016	1,834	1,904
Short-Term	—	—	1,154	1,143	1,153	1,149	1,043	1,072
Short-Term Bond	—	—	2,184	2,139	2,177	2,168	1,971	2,040
Short-Term Government	—	—	0	0	0	0	0	0
Small-Cap Index	—	—	3	3	3	3	2	3

Fund	Aggregate Compensation From
	Bazemore*	Daniels*	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
Small-Cap Stock	—	—	4,160	4,076	4,147	4,130	3,755	3,884
Small-Cap Value	—	—	4,308	4,214	4,294	4,275	3,888	4,025
Spectrum Growth	—	—	1,589	1,553	1,584	1,577	1,434	1,486
Spectrum Income	—	—	2,869	2,804	2,859	2,846	2,589	2,682
Spectrum International	—	—	585	569	582	580	527	547
Summit Municipal Income	—	—	558	545	556	553	503	522
Summit Municipal Intermediate	—	—	2,026	1,975	2,019	2,009	1,828	1,897
Summit Municipal Money Market	—	—	55	54	55	55	50	51
Target 2005	—	—	14	13	13	13	12	13
Target 2010	—	—	28	27	28	27	25	26
Target 2015	—	—	79	77	78	78	71	74
Target 2020	—	—	106	103	106	105	96	99
Target 2025	—	—	89	87	89	88	80	83
Target 2030	—	—	91	89	91	91	82	86
Target 2035	—	—	55	53	55	54	49	51
Target 2040	—	—	47	46	47	46	42	44
Target 2045	—	—	32	31	32	31	29	30
Target 2050	—	—	22	22	22	22	20	21
Target 2055	—	—	12	12	12	12	11	12
Target 2060	—	—	3	3	3	3	3	3
Tax-Efficient Equity	—	—	107	105	107	107	97	101
Tax-Exempt Money	—	—	159	156	159	158	144	149
Tax-Free High Yield	—	—	2,086	2,036	2,078	2,069	1,882	1,951
Tax-Free Income	—	—	1,143	1,117	1,139	1,134	1,032	1,069
Tax-Free Short-Intermediate	—	—	882	863	879	875	796	824
Total Equity Market Index	—	—	679	663	676	673	612	635
Total Return	—	—	13	13	13	13	12	13
Treasury Reserve	—	—	1,595	1,560	1,591	1,583	1,441	1,492
U.S. Bond Enhanced Index	—	—	296	289	295	294	267	277
U.S. High Yield	—	—	20	18	19	19	18	19
U.S. Large-Cap Core	—	—	179	174	178	177	161	168
U.S. Treasury Intermediate	—	—	176	171	175	174	159	165
U.S. Treasury Long-Term	—	—	236	228	237	233	215	223
U.S. Treasury Money	—	—	2,463	2,389	2,451	2,438	2,221	2,310
Ultra Short-Term Bond	—	—	157	153	156	156	142	147
Value	—	—	10,843	10,600	10,806	10,758	9,785	10,135
Virginia Tax-Free Bond	—	—	524	512	522	520	473	490

* Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the T. Rowe Price Funds.

(a) Prior to commencement of operations.

(b) Directors’ fees were paid by T. Rowe Price on behalf of the Fund.

(c) Estimated for the period February 24, 2018, through December 31, 2018.

What vote is required to elect the directors?

Four directors have been nominated for shareholder approval for each Board. Proposal 1 requires the affirmative vote of a plurality of the shares present and entitled to vote at the meeting to elect the Board members of that Fund. All shareholders of each corporation, regardless of whether the corporation consists of one or multiple series and/or classes vote together. Thus, if a quorum is present at the Shareholder Meeting for each corporation, the proposal to elect the director nominees will be approved with respect to those director nominees who receive the largest number of votes, with no majority approval requirement.

The Boards of Directors, including the Funds’ independent directors, recommend that shareholders vote FOR all of the proposed nominees.

PROPOSAL NO. 2 — Amend the Investment Objective for each of the Communications & Technology, International Bond, and New Income Funds

Communications & Technology Fund

The Communications & Technology Fund’s current investment objective is as follows:

 “The fund seeks to provide long-term capital growth through the common  stocks of media, technology, and telecommunications companies.”

The Fund, which was formerly the Media & Telecommunications Fund, changed its name on May 1, 2018. The Fund’s new name is more reflective of the Fund’s portfolio and how the Fund is currently managed. The investment universe available to the Fund has evolved since the Fund adopted its former name in 1997 and its current investment objective in 1999, and Internet-related securities now represent a much more significant portion of the Fund’s holdings while media and telecommunications companies are less significant.

The Board proposes that the Communications & Technology Fund’s investment objective be changed to the following:

 “The fund seeks to provide long-term capital growth.”

The proposed investment objective is more general and does not include references to investments in companies in specific industries or sectors, which is intended to provide the Fund with more long-term flexibility. In addition, the reference to media companies has been removed from the proposed investment objective in order to avoid confusion in light of the Fund’s name change. The Board, upon recommendation by the Fund’s investment adviser, believes that shareholders will benefit from the proposed investment objective as it will allow the portfolio manager greater flexibility to execute the Fund’s investment program in the future, as the Fund’s investments and the industries and sectors in which it invests continue to evolve.

There will be no material changes to the Fund’s current investment program, or to the Fund’s overall risk profile, as a result of the proposed change to the Fund’s investment objective. The Fund’s current policy of normally investing at least 80% of its net assets (including any borrowings for investment purposes) in securities of communications and technology companies, which is required due to the Fund’s name, will not change. The Fund’s investments in communications and technology companies include those that are involved in a variety of industries, including, but not limited to, Internet-related industries such as e-commerce and digital products and services; media, including publishing, advertising, broadcasting, and cable and satellite TV; movies and entertainment; telecommunication and wireless telecommunication services; computer hardware, software, and networking services; and components and equipment.

International Bond Fund

The International Bond Fund’s current investment objective is as follows:

 “The fund seeks to provide high current income and capital appreciation by  investing primarily in high-quality, nondollar-denominated bonds outside  the U.S.”

The Board proposes that the International Bond Fund’s investment objective be changed to the following:

 “The fund seeks to provide current income and capital appreciation.”

The Board, upon recommendation by the Fund’s investment adviser, believes that it is in the interests of the Fund’s shareholders to approve a more general investment objective to provide the Fund with more long-term flexibility.

The inclusion of the phrase “…primarily in high-quality, nondollar-denominated bonds outside the U.S.” (emphasis added) in the Fund’s current investment objective has led the Fund to adopt a policy of normally investing at least 65% of its net assets in non-U.S. dollar-denominated foreign bonds that are rated investment grade (i.e., BBB- or equivalent, or better), as determined by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. While the Fund has no plans to deviate from this policy at this time, the Board recognizes that requiring 65% of the Fund’s assets to be invested in non-U.S. dollar-denominated foreign bonds that are rated investment grade over time could prove unnecessarily restrictive in certain market environments or as the Fund’s investable universe changes. In fact, the Fund’s policy to comply with the requirement in its investment objective to invest primarily in “high quality bonds” has been amended previously with approval by its Board. In 2011, the Board approved changing the policy from requiring a minimum of 65% in foreign bonds rated AA or better to requiring a minimum of 65% in foreign bonds rated in the three highest credit categories (i.e., A- or equivalent, or better), and in 2015, the Board approved further changing the policy to require a minimum of 65% in foreign bonds rated investment grade. These changes were made to provide additional flexibility in light of the overall credit quality decline in the international bond market and changes in credit quality in emerging market bonds, many of which had moved from noninvestment grade to lower investment grade (BBB- or better).

In addition, if the Fund’s shareholders approve the proposed investment objective, the Fund would have the same investment objective as the T. Rowe Price Institutional International Bond Fund and T. Rowe Price International Bond Fund (USD Hedged), which are similarly managed Funds although the T. Rowe Price International Bond Fund (USD Hedged) differs by maintaining at least 80% U.S. dollar currency exposure through hedging. Lastly, the proposed investment objective no longer refers to the Fund seeking current income that is “high.” The term “high,” like the term “high-quality,” is a relative term, difficult to quantify, and it could be unnecessarily restrictive in certain market environments.

There will be no material changes to the Fund’s current investment program, or to the Fund’s overall risk profile, as a result of these changes. In addition, the Fund’s current policy of normally investing at least 80% of net assets in foreign bonds, which is required under SEC rules due to the Fund’s name, will not change, and there will be no changes to either of the following investment policies: (1) the Fund may invest up to 20% of its total assets in bonds that have received a below investment-grade rating (i.e., BB or equivalent, or lower); and (2) up to 20% of total assets may be invested in U.S. dollar-denominated bonds. These three policies overlap with (and are more restrictive than) the 65% policy described above. Therefore, if shareholders approve the investment objective change, the 65% policy will be removed from the Fund as it is duplicative of the other policies adopted by the Fund.

New Income Fund

The New Income Fund’s current investment objective is as follows:

 “The fund seeks the highest level of income consistent with the preservation  of capital over time by investing primarily in marketable debt securities.”

The Board proposes that the New Income Fund’s investment objective be changed to the following:

 “The fund seeks to maximize total return through income and capital  appreciation.”

The Fund’s Board, upon recommendation by the Fund’s investment adviser, believes that it is in the interests of the Fund’s shareholders to approve a more general investment objective to provide the Fund with more long-term flexibility. The Board also believes that shareholders will benefit from the proposed investment objective as it removes ambiguity around the phrase “marketable debt securities” and better reflects the Fund’s investment strategies.

Similar to the policy described above for International Bond Fund, the inclusion of the phrase “…primarily in marketable debt securities” (emphasis added) in the Fund’s investment objective has led the Fund to normally invest at least 65% of its net assets in marketable debt securities. This policy dates back to the Fund’s inception in 1973. In practice, the Fund has interpreted a “marketable debt security to mean an “investment-grade bond” (i.e., BBB- or equivalent, or better).

In addition, the proposed investment objective better reflects the Fund’s investment strategy. Capital preservation is typically associated with Funds that invest in the highest quality, short-term instruments, such as money market or short-term bond Funds, and the Fund’s investment adviser therefore recommends removing it from the Fund’s objective. Funds that seek total return through income and capital appreciation, on the other hand, generally have the ability to invest in lower-rated debt securities (including lower-rated investment-grade securities), and a wider variety of securities (such as derivatives), both of which are a component of the Fund’s strategies.

There will be no material changes to the Fund’s current investment program, or to the Fund’s overall risk profile, as a result of these changes. In addition, the following two operating policies, which are stated in the Fund’s prospectus, will remain unchanged: (1) the Fund will invest at least 80% of its total assets in income-producing securities, which may include, but are not limited to, U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign bonds, commercial mortgage-backed securities, and Treasury inflation protected securities; and (2) 80% of the debt securities purchased by the Fund will be rated investment grade (i.e., rated in one of the four highest rating categories) by each of the major credit rating agencies (Standard & Poor’s, Moody’s, and Fitch) that have assigned a rating to the security or, if unrated, deemed to be of investment-grade quality by T. Rowe Price. These two restrictions are more appropriate limits on the Fund’s investments than a reference to “marketable debt securities.” Additionally, these two policies overlap with (and are more restrictive than) the 65% policy described above. Therefore, if shareholders approve the investment objective change, the 65% policy will be removed from the Fund as it is duplicative of other Fund policies.

What vote is required to approve each Fund’s amendment to its investment objective?

Proposal No. 2 requires the affirmative vote of the lesser of: (1) 67% or more of the relevant Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Shareholders of all classes of a particular Fund vote together on the proposal affecting that Fund. However, the approval to amend a particular Fund’s investment objective is not contingent upon obtaining approval to amend any other Funds’ investment objectives under this proposal.

If the proposed amendment to each Fund’s investment objective is approved by shareholders, it is expected to become effective on or about August 1, 2018. An supplement to each Fund’s summary prospectus will be sent to shareholders to notify them of the changes.

The Boards of Directors, including the Funds’ independent directors, recommend that shareholders of the relevant Fund vote FOR Proposal No. 2 with respect to their Fund.

PROPOSAL NO. 3 — Amend the fundamental policy on commodities of each of the Dividend Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, and QM U.S. Small-Cap Growth Equity Funds, and the Emerging Markets Local Multi-Sector Account Portfolio

The Dividend Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, and QM U.S. Small-Cap Growth Equity Funds, and the Emerging Markets Local Multi-Sector Account Portfolio currently have the following fundamental policy on commodities:

 “The funds may not, as a matter of fundamental policy, purchase or sell  physical commodities, except that the funds may enter into futures  contracts and options thereon.”

The Board is proposing to replace this policy with a new fundamental policy relating to commodities. The Board is proposing, upon recommendation by the Fund’s investment adviser, that the Funds adopt the following policy on commodities:

 “The funds may not, as a matter of fundamental policy, purchase or sell  commodities except to the extent permitted by applicable law.”

The 1940 Act requires an investment company to state its fundamental investment restriction regarding the purchase and sale of commodities in its SAI. The Boards believe that changing the term “physical commodities” to “commodities” in the policy better conforms with the 1940 Act requirements, and the increased flexibility from broadening the policy from investments only in commodity-related futures and options to any commodity-related investments permitted by law that will benefit fund shareholders.

Since the initial adoption of this policy for these Funds, the financial markets and regulatory guidance have evolved and new types of financial instruments have become available as potential investment opportunities, including investments in commodity-linked instruments. The proposed fundamental investment policy would align these Funds’ policy on commodities with the rest of the T. Rowe Price Funds (with the exception of certain short-term bond and money market funds, whose investment programs do not permit the use of derivatives). Most of the other T. Rowe Price Funds adopted this proposed policy after obtaining shareholder approval of a similar proposal in 2013, and any T. Rowe Price Funds that have launched since that date have adopted this policy at their inception. Therefore, approval of this policy would align it with the commodities policy of all other T. Rowe Price Funds other than certain short-term bond and money market funds.

The Boards and T. Rowe Price consider the proposed policy to be well-suited to today’s regulatory and investment environments. The policy would still provide that direct investments in commodities are prohibited. It is intended to preserve the Funds’ flexibility to invest in a variety of modern financial instruments and will allow the Funds to buy and sell various financial instruments representing interests in commodities and enter into swaps and other commodity-related derivative transactions involving commodities. T. Rowe Price does not anticipate any immediate changes to the manner in which any of the T. Rowe Price Funds are managed, or any of the Funds’ overall risk profiles, as a result of this change. However, the policy reflects the notion that increasing numbers of mutual funds are using investments in commodity-related derivatives transactions to help meet their investment objectives and should provide the Funds with greater flexibility in the future to pursue new investment opportunities as they become available.

What vote is required to revise the fundamental policy on commodities for each Fund?

Proposal No. 3 requires the affirmative vote of the lesser of: (1) 67% or more of the relevant Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Shareholders of all classes of a particular fund vote together on the proposal affecting that Fund. However, the approval to revise the fundamental policy on commodities for a particular Fund is not contingent upon obtaining approval to adopt a new fundamental policy on commodities for any other Funds under this proposal.

If the proposed amendment to the fundamental policy is approved by shareholders, it is expected to become effective on or about August 1, 2018, and the Funds’ SAI will be revised accordingly.

The Boards of Directors, including the Funds’ independent directors, recommend that shareholders of the relevant Fund vote FOR Proposal No. 3 with respect to their Fund.

PROPOSAL NO. 4 — Amend the industry concentration policy of the Emerging Europe Fund

The 1940 Act requires every mutual fund to adopt a fundamental investment policy regarding industry concentration. A Fund is considered by the SEC to concentrate its investments in a particular industry or group of industries if it invests more than 25% of its net assets (exclusive of certain items such as cash; U.S., state, or local government securities, or related agencies or instrumentalities; and certain tax-exempt securities) in issuers of a particular industry or group of industries.

Generally, a Fund may not reserve the freedom of action to concentrate pursuant to its investment manager’s discretion and without shareholder approval, unless the specific conditions under which any changes in concentration will be made are set forth in the Fund’s prospectus and SAI. To satisfy this standard, the SEC believes that a Fund must clearly describe, in as much detail as is practicable, the circumstances under which the Fund may concentrate its investments.

Currently, the Emerging Europe Fund may not concentrate in any one industry. The Fund has the following fundamental investment policy regarding industry concentration:

The Fund will not:

 Purchase the securities of any issuer if, as a result, more than 25% of the  value of the fund’s net assets would be invested in the securities of issuers  having their principal business activities in the same industry.

The Board, upon recommendation from the Fund’s investment adviser, is proposing to change the Fund’s industry concentration policy as follows:

The Fund may not:

 Purchase the securities of any issuer (other than securities issued or  guaranteed by the U.S. Government or any of its agencies or  instrumentalities) if, as a result, more than 25% of the fund’s net assets  would be invested in the securities of companies whose principal business  activities are in the same industry, except that the fund may purchase the  securities of any issuer if, as a result, no more than 35% of the fund’s net  assets would be invested in any industry that accounts for more than 20%  of the emerging European market as a whole, as measured by an index  determined by T. Rowe Price to be an appropriate measure of the emerging  European market.

The emerging European investable universe, due to its limited geographic scope and underdeveloped nature, can have significant concentration in a single industry. For example, as of February 16, 2018, the MSCI Emerging Markets Europe Index, the Fund’s current benchmark, is highly concentrated in two industries, with approximately 34% of its weighted constituents in banks and approximately 31% of its weighted constituents in oil & gas companies. This index is representative of the investable market in emerging Europe – with 86 constituents, the index covers approximately 85% of the market capitalization in six emerging European countries, including the Czech Republic, Greece, Hungary, Poland, Russia, and Turkey. Thus, the Fund’s current concentration policy can create a significant weighting difference between the Fund and the broader opportunity set in emerging European markets, and this difference can have a material impact on the performance of the Fund. T. Rowe Price believes that by extending the Fund’s ability to invest in an industry above 25% in instances where the broader emerging European markets are similarly concentrated (over 20% in any one industry), the Fund can better capitalize on investment opportunities across the emerging European universe, while investing in accordance with its historic investment strategy. Furthermore, as emerging European markets continue to evolve, T. Rowe Price believes that a more flexible concentration policy can enhance the Fund’s ability to respond to changes in market conditions. For example, should the emerging European markets become significantly concentrated in some other industry over time, the Fund would have the ability to invest up to 35% of its net assets in that particular industry. In fact, the industries that have dominated the emerging European markets have historically changed over time, and we expect this trend to continue.

As noted, the Fund’s current benchmark is the MSCI Emerging Markets Europe Index. For purposes of this fundamental policy, the Fund would not consider its benchmark to be fundamental, and therefore the Fund’s benchmark could be changed without a shareholder vote. While T. Rowe Price could adopt a different benchmark index to represent the emerging

European investable universe in the future, such index would only be used if determined by T. Rowe Price and the Fund’s Board to be an appropriate measure of the emerging European markets based on index characteristics. Furthermore, any such changes to the benchmark index used to evaluate compliance with this industry concentration policy for the Fund would be approved by the Board and shareholders would receive appropriate notice of the change. T. Rowe Price believes that this flexibility around the benchmark index is necessary as an index provider may discontinue an index, stop publishing it, or change the composition of the index such that it no longer is an appropriate representation of the emerging European markets.

T. Rowe Price believes that the proposed change to the Fund’s industry concentration policy will not substantially change the nature of the Fund, as the policy will only permit the Fund to concentrate in an industry up to 35% of its net assets.

T. Rowe Price currently expects that the Fund will likely concentrate in the banking industry if the proposal is approved, as the banking industry currently represents a significant portion of the emerging European universe and the Fund’s current benchmark. To the extent that the Fund has significant investments in the banking industry, the Fund will be particularly sensitive to the risks of the banking industry. Risks associated with banks and financial companies are already disclosed in the Fund’s prospectus as follows:

 To the extent the fund has significant investments in banking companies, it  is more susceptible to adverse developments affecting such companies and  may perform poorly during a downturn in the banking industry. Banks can  be adversely affected by, among other things, regulatory changes, interest  rate movements, the availability of capital and the cost to borrow, and the  rate of debt defaults. Banks are often subject to extensive governmental  regulation and intervention, and the potential for additional regulation  could reduce profit margins and adversely affect the scope of their  activities, and the amount of capital they must maintain, and limit the  amounts and types of loans and other financial commitments they can  make. In addition, companies in the banking industry may also be  adversely affected by decreases in the availability of money or asset  valuations, credit rating downgrades, increased competition, and adverse  conditions in other related markets.

 The oversight of, and regulations applicable to, banks in emerging  European markets may be ineffective when compared with the regulatory  frameworks for banks in developed markets. Banks in emerging markets  may have significantly less access to capital than banks in more developed  markets, leading them to be more likely to fail under adverse economic  conditions. In addition, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to  predict.

What vote is required to revise the Emerging Europe Fund’s industry concentration policy?

Proposal No. 4 requires the affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the fund’s outstanding shares. Shareholders of all classes of the Emerging Europe Fund vote together on Proposal No. 4. If Proposal No. 4 is not approved by shareholders of the Fund, the Fund’s current fundamental investment policy regarding industry concentration will remain in effect.

If the proposed amendment to the fundamental policy is approved by shareholders, it is expected to become effective on or about August 1, 2018, and the Fund’s prospectus and SAI will be revised accordingly.

The Boards of Directors, including the Fund’s independent directors, recommend that shareholders of the Fund vote FOR Proposal No. 4.

PROPOSAL NO. 5 — Reclassify the diversification status of each of the Communications & Technology, Financial Services, Global Consumer, Global Industrials, Global Technology, Health Sciences, New Era, Real Estate, and Science & Technology Funds, and the Health Sciences Portfolio from diversified to nondiversified

If Proposal No. 5 is approved, each of the Communications & Technology Fund, Financial Services Fund, Global Consumer Fund, Global Industrials Fund, Global Technology Fund, Health Sciences Fund, Health Sciences Portfolio, New Era Fund, Real Estate Fund, and Science & Technology Fund (together, the “Sector Funds”) would no longer be subject to the following policy:

 Each may not (1) purchase a security if, as a result, with respect to 75% of  the value of the fund’s total assets, more than 5% of the value of the fund’s  total assets would be invested in the securities of a single issuer, except for  cash, securities issued or guaranteed by the U.S. government, its agencies,  or instrumentalities, and securities of other investment companies; and
 (2) purchase a security if, as a result, with respect to 75% of the value of  the fund’s total assets, more than 10% of the outstanding voting securities  of any issuer would be held by the fund (other than obligations issued or  guaranteed by the U.S. government, its agencies, or instrumentalities).

Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or nondiversified, and a Fund’s diversification status is considered a fundamental policy. Diversified Funds are subject to the restrictions included in the above policy and nondiversified Funds are not. As a result, a nondiversified Fund is permitted to hold a greater percentage of its assets in the securities of a single issuer. In addition, under the 1940 Act, a nondiversified Fund is permitted to operate as a diversified Fund, but a diversified Fund cannot become nondiversified unless shareholders approve the change. Under applicable SEC guidance, if a nondiversified Fund operates for more than three years as diversified, it is considered diversified for SEC diversification purposes, and T. Rowe Price would need to present the change to the Board and then shareholders for approval if it wanted to switch back to nondiversified.

Sector Funds tend to have more concentrated benchmarks with limited investable opportunity sets. As a result, many mutual funds from other sponsors that focus on particular sectors operate as nondiversified Funds. With respect to the T. Rowe Price Funds, the Communications & Technology and Global Technology Funds, in particular, have historically been constrained by operating as diversified since they tend to have more than 5% or greater positions in their portfolio companies than other more broadly diversified Funds. The proposed change to the diversification policy will provide each Sector Fund with greater flexibility in executing its investment program, but will not substantially affect the way each Fund is managed.

If the proposal is approved, each Sector Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, each Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

What vote is required to reclassify the diversification status of each Sector Fund from diversified to nondiversified?

Proposal No. 5 requires the affirmative vote of the lesser of: (1) 67% or more of the relevant Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Shareholders of all classes of a particular Fund vote together on the proposal affecting that Fund. If Proposal No. 5 is not approved by shareholders of a Fund, the Fund will remain diversified. In addition, the approval to reclassify a particular Fund to nondiversified is not contingent upon obtaining approval to reclassify the diversification status for any of the other Sector Funds under this proposal.

If the proposed amendment to the fundamental policy is approved by shareholders, it is expected to become effective on or about August 1, 2018, and each Sector Fund’s prospectus and SAI will be revised accordingly.

The Boards of Directors of the Sector Funds, including the Sector Funds’ independent directors, recommend that shareholders of the relevant Fund vote FOR Proposal No. 5 with respect to their Fund.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholders meeting for the T. Rowe Price Funds, one-third of a Fund’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Shareholder Meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of a Fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple Funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or online. With respect to Proposal No. 1 to elect directors, you may direct the proxy holders to vote your shares on the proposal by checking the appropriate box “FOR ALL NOMINEES” or “FOR ALL EXCEPT,” or instruct them not to vote those shares on the proposal by checking the “WITHHOLD AUTHORITY” box.

With respect to Proposal Nos. 2, 3, 4, and 5, you may direct the proxy holders to vote FOR or AGAINST or ABSTAIN. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. If you properly execute your proxy card, or submit your vote via the telephone or online, and give no voting instructions with respect to the election of directors or any of the other proposals, your shares will be voted FOR ALL NOMINEES and FOR all of the other proposals on which you are entitled to vote.

Abstentions and “broker nonvotes” (as described below) are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Since Proposal No. 1 must be approved by a plurality vote, abstentions and broker nonvotes will have no effect on the result of the vote. Because Proposal Nos. 2, 3, 4, and 5 must be approved by a percentage of voting securities present at the meeting or a majority of the Fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the applicable proposal.

For shares of a Fund held in an individual retirement account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

For shares of the Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Shares of the T. Rowe Price Funds that are held by other T. Rowe Price Funds will be voted in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the Shareholder Meeting?

T. Rowe Price knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Are the T. Rowe Price Funds required to hold annual meetings?

Under Maryland law, each T. Rowe Price Fund is not required to hold an annual meeting of shareholders. The Boards have determined that the Funds will take advantage of this Maryland law provision to avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Boards.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Darrell Braman, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before a Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 808002, Louisville, KY 40233-9893. Any mailed proxies sent to this address will be delivered to Computershare Limited (“Computershare”), which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through Computershare to have votes recorded through online or by telephone. The telephone and online voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved for a particular Fund and whether sufficient votes are received to approve a proposal.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxydirect.com/trp-29734 to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The SEC has adopted rules that permit investment companies, such as the T. Rowe Price Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless a Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited, and who pays for the costs involved with the proxy?

Directors and officers of a Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in person, electronically (assuming that applicable requirements are met) or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the Shareholder Meeting to permit approval of the proposals outlined in the Proxy Statement, the Funds will also use the solicitation services of Computershare to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the T. Rowe Price Funds’ overall proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the T. Rowe Price Funds, tabulating those votes that are received, and any solicitation of additional votes. The fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The fees for these services, along with printing, postage and solicitation services are estimated to range between $13.5 and $15 million. All costs of the Shareholder Meeting and the proxy campaign, including the use of Computershare and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by each Fund in proportion to its relative asset size at the time of the Shareholder Meeting (except for the Multi-Sector Account Portfolios). For any Funds subject to contractual expense limitations or all-inclusive management fee rates, the proxy expenses over and above any contractually stated fee rate will be borne by T. Rowe Price.

Can I change my vote after I mail my proxy?

Any proxy, including those given online or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with a Fund, by delivering a properly executed proxy bearing a later date, or by attending the Shareholder Meeting and voting in person. If you vote via telephone or online, you can change your vote up until 7:59 a.m. on July 25, 2018.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the Funds’ investment adviser, principal underwriter, and other service providers?

T. Rowe Price serves as investment adviser to all of the T. Rowe Price Funds and provides the Funds with investment management services. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group Inc. While T. Rowe Price is responsible for supervising and overseeing the Funds’ investment programs, T. Rowe Price has entered into investment subadvisory agreements with T. Rowe Price Hong Kong Limited (“Price Hong Kong”), T. Rowe Price International Ltd (“Price International”), and/or T. Rowe Price Japan, Inc. (“Price Japan”) on behalf of certain T. Rowe Price Funds. Price Hong Kong and Price Japan are wholly owned subsidiaries of T. Rowe Price International, and T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price.

Each Fund also has fund accounting agreements with T. Rowe Price and The Bank of New York Mellon; an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”); and a transfer agency agreement with T. Rowe Price Services, Inc. (“Price Services”). The taxable Funds also have a transfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Investment Services, Price Services, and RPS are wholly owned subsidiaries of T. Rowe Price.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the Funds as investment options, and is a wholly owned subsidiary of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, MD 21202. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117. The address for The Bank of New York Mellon is 225 Liberty Street, New York, New York 10286.

The Funds have a policy to not pay any commissions to affiliated broker-dealers.

Who are the Funds’ executive officers?

John R. Gilner serves as Chief Compliance Officer for the T. Rowe Price Funds. In addition, Mr. Gilner is the Chief Compliance Officer and a Vice President of T. Rowe Price, as well as a Vice President of T. Rowe Price Group, Inc. Catherine D. Mathews serves as Treasurer for the T. Rowe Price Funds. Ms. Mathews is a Vice President of T. Rowe Price and T. Rowe Price Group, Inc. Darrell N. Braman serves as Secretary for the T. Rowe Price Funds. Mr. Braman is a Vice President of T. Rowe Price and T. Rowe Price Group, Inc. The following table, entitled “Executive Officers of the Funds,” lists the other executive officers of the Funds covered by this Proxy Statement and their positions with each Fund, T. Rowe Price, and T. Rowe Price Group, Inc., as of April 6, 2018. Each executive officer has been an officer of T. Rowe Price, T. Rowe Price Group, Inc., and the Funds for at least the last five years unless otherwise indicated.

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Balanced Fund
Charles M. Shriver, 1967	President	Vice President	Vice President
Blue Chip Growth Fund
Larry J. Puglia, 1960	President	Vice President	Vice President
Capital Appreciation Fund
David R. Giroux, 1975	President	Vice President	Vice President
Capital Appreciation & Income Fund
David R. Giroux, 1975	Co-President	Vice President	Vice President
Steven D. Krichbaum, 1977	Co-President	Vice President	Vice President
Paul M. Massaro, 1975	Co-President	Vice President	Vice President
Capital Opportunity Fund
Ann M. Holcomb, 1972	Co-President	Vice President	Vice President
Jason B. Polun, 1974	Co-President	Vice President	Vice President
Thomas H. Watson, 1977	Co-President	Vice President	Vice President
Communications & Technology Fund
Paul D. Greene II, 1978	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Corporate Income Fund
David A. Tiberii, 1965 Steve Boothe, 1977 Lauren T. Wagandt, 1984	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Credit Opportunities Fund
Rodney M. Rayburn, 1970a	President	Vice President	Vice President
Diversified Mid-Cap Growth Fund
Donald J. Peters, 1959 Donald J. Easley, 1971	President Executive Vice President	Vice President Vice President	Vice President Vice President
Dividend Growth Fund
Thomas J. Huber, 1966	President	Vice President	Vice President
Equity Income Fund
John D. Linehan, 1965	President	Vice President	Vice President
Equity Series
Robert W. Sharps, 1971 Ziad Bakri, 1980 Brian W.H. Berghuis, 1958 John D. Linehan, 1965 Larry J. Puglia, 1960 Charles M. Shriver, 1967 Ken D. Uematsu, 1969 Justin P. White, 1981	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Financial Services Fund
Gabriel Solomon, 1977	President	Vice President	Vice President
Fixed Income Series
Cheryl A. Mickel, 1967 Joseph K. Lynagh, 1958 Micahel F. Reinartz, 1973	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Floating Rate Fund
Paul M. Massaro, 1975	President	Vice President	Vice President
Global Allocation Fund
Charles M. Shriver, 1967	President	Vice President	Vice President
Global Multi-Sector Bond Fund
Steven C. Huber, 1958 Kenneth A. Orchard, 1975	President Executive Vice President	Vice President —	Vice President Vice President
Global Real Estate Fund
Nina P. Jones, 1980	President	Vice President	Vice President
Global Technology Fund
Joshua K. Spencer, 1973	President	Vice President	Vice President
GNMA Fund
Andrew C. McCormick, 1960	President	Vice President	Vice President
Government Money Fund
Joseph K. Lynagh, 1958	President	Vice President	Vice President
Growth & Income Fund
Jeffrey Rottinghaus, 1970	President	Vice President	Vice President
Growth Stock Fund
Joseph B. Fath, 1971	President	Vice President	Vice President
Health Sciences Fund
Ziad Bakri, 1980	President	Vice President	Vice President
High Yield Fund
Edward A. Wiese, 1959 Kevin P. Loome, 1967b Mark J. Vaselkiv, 1958	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Index Trust
Ken D. Uematsu, 1969	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Inflation Protected Bond Fund
Stephen L. Bartolini, 1977	President	Vice President	Vice President
Institutional Equity Funds

Robert W. Sharps, 1971

Francisco Alonso, 1978

Brian W.H. Berghuis, 1958

Mark S. Finn, 1963

Ann M. Holcomb, 1972

John D. Linehan, 1965

Heather K. McPherson, 1967

Jason B. Polun, 1974

Larry J. Puglia, 1960

Taymour R. Tamaddon, 1976

Thomas H. Watson, 1977

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

		Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Institutional Income Funds
Mark J. Vaselkiv, 1958 Brian J. Brennan, 1964 Steven C. Huber, 1958 Joseph K. Lynagh, 1958 Paul M. Massaro, 1975 Rodney M. Rayburn, 1970a David A. Tiberii, 1965	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Institutional International Funds

Christopher D. Alderson, 1962

Oliver D.M. Bell, 1969

R. Scott Berg, 1972

Richard N. Clattenburg, 1979

Michael J. Conelius, 1964

David J. Eiswert, 1972

Arif Husain, 1972

Andrew J. Keirle, 1974

Sebastien Mallet, 1974

Raymond A. Mills, 1960

Joshua Nelson, 1977

Jason Nogueira, 1974

Kenneth A. Orchard, 1975

Gonzalo Pangaro, 1968

Federico Santilli, 1974

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

— — Vice President Vice President Vice President Vice President — — — Vice President Vice President Vice President — — —

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Intermediate Tax-Free High Yield Fund
James M. Murphy, 1967 R. Lee Arnold, Jr., 1970	President Executive Vice President	Vice President Vice President	Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
International Funds

Christopher D. Alderson, 1962

Ulle Adamson, 1979

Peter J. Bates, 1974

Oliver D.M. Bell, 1969

R. Scott Berg, 1972

Archibald Ciganer, 1976

Richard N. Clattenburg, 1979

Michael J. Conelius, 1964

Michael Della Vedova, 1969

David J. Eiswert, 1972

Arif Husain, 1972

Andrew J. Keirle, 1974

Anh Lu, 1968

Jonathan H.W. Matthews, 1975

Raymond A. Mills, 1960

Eric C. Moffett, 1979

Samy B. Muaddi, 1984

Joshua Nelson, 1977

Jason Nogueira, 1974

Kenneth A. Orchard, 1975

Gonzalo Pangaro, 1968

Federico Santilli, 1974

Dean Tenerelli, 1964

Justin Thomson, 1968

Mark J. Vaselkiv, 1958

Verena E. Wachnitz, 1978

Ernest C. Yeung, 1979

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

— — Vice President — Vice President Vice President Vice President Vice President — Vice President — — — — Vice President — Vice President Vice President Vice President — — — — — Vice President — —

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

International Index Fund
Neil Smith, 1972	President	—	Vice President
International Series
Christopher D. Alderson, 1962 Richard N. Clattenburg, 1979	President Executive Vice President	— Vice President	Vice President Vice President
Limited Duration Inflation Focused Bond Fund
Stephen L. Bartolini, 1977	President	Vice President	Vice President
Mid-Cap Growth Fund
Brian W.H. Berghuis, 1958 John F. Wakeman, 1962	President Executive Vice President	Vice President Vice President	Vice President Vice President
Mid-Cap Value Fund
David J. Wallack, 1960 Heather K. McPherson, 1967	President Executive Vice President	Vice President Vice President	Vice President Vice President
Multi-Sector Account Portfolios
Edward A. Wiese, 1959 Steve Boothe, 1977 Andrew J. Keirle, 1974 Paul M. Massaro, 1975 Andrew C. McCormick, 1960 Samy B. Muaddi, 1984 Mark J. Vaselkiv, 1958	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President — Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Multi-Strategy Total Return Fund
Richard de los Reyes, 1975 Stefan Hubrich, 1974	Co-President Co-President	Vice President Vice President	Vice President Vice President
New America Growth Fund
Justin P. White, 1981	President	Vice President	Vice President
New Era Fund
Shawn T. Driscoll, 1975	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
New Horizons Fund
Henry M. Ellenbogen, 1973	President	Vice President	Vice President
New Income Fund
Daniel O. Shackelford, 1958 Stephen L. Bartolini, 1977	President Executive Vice President	Vice President Vice President	Vice President Vice President
Personal Strategy Funds
Charles M. Shriver, 1967	President	Vice President	Vice President
Quantitative Management Fund
Sudhir Nanda, 1959 Vinit Agrawal, 1987 Prashant G. Jeyaganesh, 1983 Farris G. Shuggi, 1984	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Real Assets Fund
Wyatt A. Lee, 1971	President	Vice President	Vice President
Real Estate Fund
David M. Lee, 1962	President	Vice President	Vice President
TRP Reserve Investment Funds
Joseph K. Lynagh, 1958	President	Vice President	Vice President
Retirement Funds
Jerome A. Clark, 1961 Wyatt A. Lee, 1971	President Executive Vice President	Vice President Vice President	Vice President Vice President
Science & Technology Fund
Kennard W. Allen, 1977	President	Vice President	Vice President
Short-Term Bond Fund
Cheryl A. Mickel, 1967 Joseph K. Lynagh, 1958 Michael F. Reinartz, 1973	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Small-Cap Stock Fund
Francisco M. Alonso, 1978	President	Vice President	Vice President
Small-Cap Value Fund
J. David Wagner, 1974	President	Vice President	Vice President
Spectrum Funds
Charles M. Shriver, 1967	President	Vice President	Vice President
State Tax-Free Fund
Hugh D. McGuirk, 1960 Charles B. Hill, 1961 Joseph K. Lynagh, 1958 Konstantine B. Mallas, 1963	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Summit Funds
Joseph K. Lynagh, 1958	President	Vice President	Vice President
Summit Municipal Funds
Hugh D. McGuirk, 1960 Charles B. Hill, 1961 Joseph K. Lynagh, 1958 Konstantine B. Mallas, 1963	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Tax-Efficient Funds
Donald J. Peters, 1959	President	Vice President	Vice President
Tax-Exempt Money Fund
Joseph K. Lynagh, 1958	President	Vice President	Vice President
Tax-Free High Yield Fund
James M. Murphy, 1967 R. Lee Arnold, Jr., 1970	President Executive Vice President	Vice President Vice President	Vice President Vice President
Tax-Free Income Fund
Konstantine B. Mallas, 1963	President	Vice President	Vice President
Tax-Free Short-Intermediate Fund
Charles B. Hill, 1961	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Total Return Fund
Andrew C. McCormick, 1960 Christopher P. Brown, Jr., 1977	President Executive Vice President	Vice President Vice President	Vice President Vice President
U.S. Bond Enhanced Index Fund
Robert M. Larkins, 1973	President	Vice President	Vice President
U.S. Large-Cap Core Fund
Jeffrey Rottinghaus, 1970	President	Vice President	Vice President
U.S. Treasury Funds
Brian J. Brennan, 1964 Joseph K. Lynagh, 1958	President Executive Vice President	Vice President Vice President	Vice President Vice President
Value Fund
Mark S. Finn, 1963	President	Vice President	Vice President

a Prior to 2014, Rodney M. Rayburn was Managing Director of Värde Partners.

b Prior to 2017, Kevin P. Loome was Head of U.S. Credit at Henderson Global Investors and prior to 2013, he was Head of High Yield and Bank Loans at Delaware Investments.

As of February 28, 2018, the directors and executive officers of the T. Rowe Price Funds, as a group, owned less than 1% of the outstanding shares of any fund, except as shown in the following table.

Fund	%
Asia Opportunities	2.3
Cash Reserves	1.4
Credit Opportunities	1.0
Emerging Markets Value Stock	4.5
Global Consumer	7.3
Global Growth Stock	1.6
Global Industrials	1.2
Institutional Global Focused Growth Equity	10.9
Institutional Global Multi-Sector Bond	3.9
Institutional Global Value Equity	4.0
Intermediate Tax-Free High Yield	2.8
Maryland Short-Term Tax-Free Bond	3.8
Maryland Tax-Free Money	1.6
Summit Municipal Money Market	2.3
Tax-Efficient Equity	4.9
Total Return	3.9
Ultra Short-Term Bond	1.3
U.S. Treasury Money	1.5

How many outstanding shares are there of each Fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each Fund and class, as applicable, as of February 28, 2018.

Outstanding Shares of Capital Stock

Fund	Outstanding Shares of Capital Stock
Africa & Middle East	14,937,442.896
Africa & Middle East Fund—I Class	806,596.756
Asia Opportunities	8,128,148.370

Fund	Outstanding Shares of Capital Stock
Asia Opportunities Fund—Advisor Class	43,885.667
Asia Opportunities Fund—I Class	609,115.100
Balanced	154,733,430.168
Balanced Fund—I Class	12,572,647.043
Blue Chip Growth	349,360,984.256
Blue Chip Growth Fund—Advisor Class	36,341,175.408
Blue Chip Growth Fund—I Class	94,102,858.012
Blue Chip Growth Fund—R Class	8,446,455.335
Blue Chip Growth Portfolio	26,764,582.111
Blue Chip Growth Portfolio—II	15,190,195.269
California Tax-Free Bond	55,183,773.808
California Tax-Free Bond Fund—I Class	984,138.995
California Tax-Free Money	59,008,429.288
California Tax-Free Money Fund—I Class	250,000.000
Capital Appreciation & Income	10,000.000
Capital Appreciation & Income Fund—Advisor Class	—
Capital Appreciation & Income Fund—I Class	—
Capital Appreciation	901,377,339.406
Capital Appreciation Fund—Advisor Class	36,878,167.310
Capital Appreciation Fund—I Class	92,433,156.162
Capital Opportunity	21,801,795.637
Capital Opportunity Fund—Advisor Class	490,305.759
Capital Opportunity Fund—I Class	1,735,684.665
Capital Opportunity Fund—R Class	221,883.539
Cash Reserves	2,352,060,120.435
Communications & Technology Fund*	48,872,842.000
Communications & Technology Fund—I Class*	1,484,601.023
Corporate Income	95,103,896.220
Corporate Income Fund—I Class	5,909,057.261
Credit Opportunities	5,221,145.394
Credit Opportunities Fund—Advisor Class	31,927.674
Credit Opportunities Fund—I Class	29,411.765
Diversified Mid-Cap Growth	28,808,252.417
Diversified Mid-Cap Growth Fund—I Class	745,211.143
Dividend Growth	143,308,752.754
Dividend Growth Fund—Advisor Class	8,427,875.500
Dividend Growth Fund—I Class	54,458,335.869
Dynamic Global Bond	312,133,475.617
Dynamic Global Bond Fund—Advisor Class	91,576,555.626
Dynamic Global Bond Fund—I Class	37,769.494
Emerging Europe	11,971,505.820
Emerging Europe Fund—I Class	347,053.264
Emerging Markets Bond	387,542,384.729
Emerging Markets Bond Fund—Advisor Class	193,477.048
Emerging Markets Bond Fund—I Class	90,379,766.299
Emerging Markets Corporate Bond Fund	5,357,891.267
Emerging Markets Corporate Bond Fund—Advisor Class	159,828.439
Emerging Markets Corporate Bond Fund—I Class	656,968.202
Emerging Markets Corporate Multi-Sector Account Portfolio	3,374,735.968
Emerging Markets Local Currency Bond	58,785,491.260
Emerging Markets Local Currency Bond Fund—Advisor Class	35,971.039
Emerging Markets Local Currency Bond Fund—I Class	24,968,662.022
Emerging Markets Local Multi-Sector Account Portfolio	5,525,995.464
Emerging Markets Stock	192,325,539.567

Fund	Outstanding Shares of Capital Stock
Emerging Markets Stock Fund—I Class	58,941,538.972
Emerging Markets Value Stock	3,777,274.931
Emerging Markets Value Stock Fund—Advisor Class	39,129.355
Emerging Markets Value Stock Fund—I Class	275,974.689
Equity Income	513,936,678.554
Equity Income Fund—Advisor Class	12,348,380.456
Equity Income Fund—I Class	126,131,829.701
Equity Income Fund—R Class	2,770,941.018
Equity Income Portfolio	18,011,282.536
Equity Income Portfolio—II	7,117,896.989
Equity Index 500	343,480,594.464
Equity Index 500 Fund—I Class	41,455,191.826
Equity Index 500 Portfolio	914,527.748
European Stock	56,148,767.418
European Stock Fund—I Class	763,771.599
Extended Equity Market Index Fund	30,191,861.067
Financial Services	28,851,317.125
Financial Services Fund—I Class	716,518.957
Floating Rate	144,199,108.656
Floating Rate Fund—Advisor Class	5,889,905.435
Floating Rate Fund—I Class	9,311,184.179
Floating Rate Multi-Sector Account Portfolio	8,179,487.150
Georgia Tax-Free Bond	29,056,344.483
Georgia Tax-Free Bond Fund—I Class	406,326.316
Global Allocation	25,729,931.726
Global Allocation Fund—Advisor Class	844,117.879
Global Allocation Fund—I Class	2,977,278.451
Global Consumer	1,304,634.255
Global Growth Stock Fund	6,408,778.534
Global Growth Stock Fund—Advisor Class	80,390.133
Global Growth Stock Fund—I Class	5,486,677.857
Global High Income Bond	6,980,818.547
Global High Income Bond Fund—Advisor Class	148,312.966
Global High Income Bond Fund—I Class	2,468,156.084
Global Industrials	1,943,315.522
Global Industrials Fund—I Class	116,152.394
Global Multi-Sector Bond	49,610,568.298
Global Multi-Sector Bond Fund—Advisor Class	2,233,701.508
Global Multi-Sector Bond Fund—I Class	4,861,166.669
Global Real Estate	6,706,141.564
Global Real Estate Fund—Advisor Class	1,052,577.775
Global Real Estate Fund—I Class	672,131.909
Global Stock	20,727,310.740
Global Stock Fund—Advisor Class	825,246.002
Global Stock Fund—I Class	4,664,463.927
Global Technology	354,179,984.721
Global Technology Fund—I Class	24,943,550.819
GNMA	147,684,344.824
GNMA Fund—I Class	384,291.989
Government Money	8,025,997,840.913
Government Money Fund—I Class	135,500,967.270
Government Money Portfolio	32,568,271.650
Government Reserve	11,471,938,480.100
Growth & Income	66,021,363.228

Fund	Outstanding Shares of Capital Stock
Growth & Income Fund—I Class	195,921.045
Growth Stock	584,522,801.654
Growth Stock Fund—Advisor Class	52,075,180.039
Growth Stock Fund—I Class	151,877,452.829
Growth Stock Fund—R Class	16,612,006.611
Health Sciences	157,701,262.242
Health Sciences Fund—I Class	6,929,543.913
Health Sciences Portfolio	2,129,975.944
Health Sciences Portfolio—II	14,852,916.895
High Yield	936,289,342.644
High Yield Fund—Advisor Class	7,789,074.882
High Yield Fund—I Class	263,968,833.731
High Yield Multi-Sector Account Portfolio	1,437,557.777
Inflation-Protected Bond	35,790,079.554
Inflation-Protected Bond Fund—I Class	5,027,613.680
Institutional Africa & Middle East Fund	29,386,023.878
Institutional Cash Reserves	120,897,606.860
Institutional Core Plus	38,415,691.334
Institutional Credit Opportunities	2,970,051.126
Institutional Emerging Markets Bond	40,885,734.271
Institutional Emerging Markets Equity	44,302,704.109
Institutional Floating Rate	475,960,016.996
Institutional Floating Rate Fund—F Class	58,080,733.139
Institutional Frontier Markets Equity	6,840,565.661
Institutional Global Focused Growth Equity	7,940,351.800
Institutional Global Growth Equity	15,615,304.858
Institutional Global Multi-Sector Bond Fund	2,122,940.182
Institutional Global Value Equity	848,694.414
Institutional High Yield	174,151,303.804
Institutional International Bond	45,960,165.965
Institutional International Concentrated Equity	38,486,913.565
Institutional International Core Equity	13,577,467.797
Institutional International Growth Equity	2,354,417.890
Institutional Large-Cap Core Growth	83,860,703.060
Institutional Large-Cap Growth	435,236,090.718
Institutional Large-Cap Value	168,266,094.665
Institutional Long Duration Credit	3,804,010.757
Institutional Mid-Cap Equity Growth	123,300,093.083
Institutional Small-Cap Stock	183,771,651.240
Institutional U.S. Structured Research	45,541,461.099
Intermediate Tax-Free High Yield	5,098,436.302
Intermediate Tax-Free High Yield Fund—Advisor Class	56,934.107
Intermediate Tax-Free High Yield Fund—I Class	290,169.491
International Bond	223,604,596.989
International Bond Fund—Advisor Class	943,322.239
International Bond Fund—I Class	61,138,640.022
International Bond (USD Hedged)	235,219,519.373
International Bond (USD Hedged)—Advisor Class	25,000.000
International Bond (USD Hedged)—I Class	38,446,577.924
International Concentrated Equity	10,316,856.643
International Concentrated Equity Fund—Advisor Class	152,751.644
International Concentrated Equity Fund—I Class	401,167.476
International Discovery	76,670,983.997
International Discovery Fund—I Class	43,951,361.212

Fund	Outstanding Shares of Capital Stock
International Equity Index	42,358,036.696
International Stock	665,273,428.433
International Stock Fund—Advisor Class	7,840,679.915
International Stock Fund—I Class	146,720,623.022
International Stock Fund—R Class	503,705.995
International Stock Portfolio	21,995,288.784
International Value Equity Fund	759,085,852.868
International Value Equity Fund—Advisor Class	10,647,229.043
International Value Equity Fund—I Class	125,939,467.648
International Value Equity Fund—R Class	4,457,374.184
Investment-Grade Corporate Multi-Sector Account Portfolio	10,633,486.703
Japan	56,190,971.588
Japan Fund—I Class	420,062.441
Latin America	26,929,216.777
Latin America Fund—I Class	642,748.339
Limited Duration Inflation Focused Bond	1,520,577,681.548
Limited Duration Inflation Focused Bond Fund—I Class	189,981,038.443
Limited-Term Bond Portfolio	91,013,822.494
Limited-Term Bond Portfolio—II	1,546,116.104
Maryland Short-Term Tax-Free Bond	32,716,528.346
Maryland Short-Term Tax-Free Bond Fund—I Class	4,144,453.806
Maryland Tax-Free Bond	211,420,491.206
Maryland Tax-Free Bond Fund—I Class	4,296,300.901
Maryland Tax-Free Money	76,964,606.053
Maryland Tax-Free Money Fund—I Class	351,452.310
Mid-Cap Growth	273,099,877.798
Mid-Cap Growth Fund—Advisor Class	11,632,477.411
Mid-Cap Growth Fund—I Class	53,732,345.557
Mid-Cap Growth Fund—R Class	1,698,727.524
Mid-Cap Growth Portfolio	14,416,409.098
Mid-Cap Growth Portfolio—II	1,731,282.137
Mid-Cap Index	475,000.000
Mid-Cap Index Fund—I Class	25,000.000
Mid-Cap Value	349,966,192.605
Mid-Cap Value Fund—Advisor Class	10,259,099.008
Mid-Cap Value Fund—I Class	82,133,634.108
Mid-Cap Value Fund—R Class	6,655,128.010
Mortgage-Backed Securities Multi-Sector Account Portfolio	11,612,692.700
New America Growth	74,100,675.255
New America Growth Fund—Advisor Class	6,389,730.421
New America Growth Fund—I Class	10,979,208.857
New America Growth Portfolio	7,912,349.574
New Asia	143,813,076.530
New Asia Fund—I Class	17,650,434.436
New Era	66,059,493.155
New Era Fund—I Class	41,403,383.386
New Horizons	337,830,107.098
New Horizons Fund—I Class	74,661,844.700
New Income	2,491,776,571.898
New Income Fund—Advisor Class	5,264,135.647
New Income Fund—I Class	756,808,414.795
New Income Fund—R Class	474,166.620
New Jersey Tax-Free Bond	34,651,712.986
New Jersey Tax-Free Bond Fund—I Class	21,425.076

Fund	Outstanding Shares of Capital Stock
New York Tax-Free Bond	41,065,773.139
New York Tax-Free Bond Fund—I Class	738,578.316
New York Tax-Free Money	57,169,887.425
New York Tax-Free Money Fund—I Class	250,000.000
Overseas Stock	946,700,848.091
Overseas Stock Fund—Advisor Class	457,395.579
Overseas Stock Fund—I Class	430,779,733.331
Personal Strategy Balanced	91,440,285.901
Personal Strategy Balanced Fund—I Class	7,420,793.703
Personal Strategy Balanced Portfolio	8,668,385.633
Personal Strategy Growth	61,316,841.480
Personal Strategy Growth Fund—I Class	4,540,686.355
Personal Strategy Income	99,110,527.949
Personal Strategy Income Fund—I Class	11,802,775.850
QM Global Equity	1,417,494.380
QM Global Equity Fund—Advisor Class	25,000.000
QM Global Equity Fund—I Class	50,212.216
QM U.S. Small & Mid-Cap Core Equity	3,936,654.026
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	38,875.862
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	54,894.402
QM U.S. Small-Cap Growth Equity	126,567,471.028
QM U.S. Small-Cap Growth Equity Fund—Advisor Class	781,615.237
QM U.S. Small-Cap Growth Equity Fund—I Class	50,643,243.769
QM U.S. Value Equity	1,517,213.090
QM U.S. Value Equity Fund—Advisor Class	25,000.000
QM U.S. Value Equity Fund—I Class	55,385.964
Real Assets	230,132,049.752
Real Assets Fund—I Class	50,083,508.008
Real Estate	140,308,098.080
Real Estate Fund—Advisor Class	7,124,293.034
Real Estate Fund—I Class	66,406,746.756
Retirement 2005	108,312,737.181
Retirement 2005 Fund—Advisor Class	6,538,627.787
Retirement 2005 Fund—R Class	4,284,155.265
Retirement 2010	225,038,126.266
Retirement 2010 Fund—Advisor Class	25,869,154.185
Retirement 2010 Fund—R Class	14,061,682.628
Retirement 2015	469,498,614.632
Retirement 2015 Fund—Advisor Class	38,635,116.131
Retirement 2015 Fund—R Class	26,133,949.361
Retirement 2020	823,115,085.434
Retirement 2020 Fund—Advisor Class	113,041,209.661
Retirement 2020 Fund—R Class	72,638,097.165
Retirement 2025	949,811,012.071
Retirement 2025 Fund—Advisor Class	99,958,453.204
Retirement 2025 Fund—R Class	75,915,031.629
Retirement 2030	767,347,528.144
Retirement 2030 Fund—Advisor Class	115,955,050.212
Retirement 2030 Fund—R Class	84,011,458.839
Retirement 2035	663,064,851.864
Retirement 2035 Fund—Advisor Class	75,599,057.927
Retirement 2035 Fund—R Class	60,226,855.977
Retirement 2040	502,338,774.031
Retirement 2040 Fund—Advisor Class	86,447,879.192

Fund	Outstanding Shares of Capital Stock
Retirement 2040 Fund—R Class	57,964,020.100
Retirement 2045	422,370,690.205
Retirement 2045 Fund—Advisor Class	54,453,537.679
Retirement 2045 Fund—R Class	44,210,651.021
Retirement 2050	373,423,246.139
Retirement 2050 Fund—Advisor Class	77,966,147.703
Retirement 2050 Fund—R Class	54,587,184.760
Retirement 2055	174,037,559.498
Retirement 2055 Fund—Advisor Class	29,546,558.140
Retirement 2055 Fund—R Class	22,902,952.549
Retirement 2060	28,485,269.275
Retirement 2060 Fund—Advisor Class	3,858,291.861
Retirement 2060 Fund—R Class	3,396,194.737
Retirement Balanced	136,500,175.064
Retirement Balanced Fund—Advisor Class	13,911,193.067
Retirement Balanced Fund—R Class	15,021,554.733
Retirement I 2005 Fund—I Class	14,722,607.176
Retirement I 2010 Fund—I Class	41,240,995.792
Retirement I 2015 Fund—I Class	79,049,794.537
Retirement I 2020 Fund—I Class	266,260,676.712
Retirement I 2025 Fund—I Class	234,625,755.824
Retirement I 2030 Fund—I Class	303,685,240.190
Retirement I 2035 Fund—I Class	187,893,838.797
Retirement I 2040 Fund—I Class	232,255,914.053
Retirement I 2045 Fund—I Class	125,105,203.385
Retirement I 2050 Fund—I Class	125,141,855.611
Retirement I 2055 Fund—I Class	46,723,533.852
Retirement I 2060 Fund—I Class	8,278,990.960
Retirement Balanced I Fund—I Class	18,764,642.687
Retirement Income 2020	2,381,105.325
Science & Technology	98,832,180.577
Science & Technology Fund—Advisor Class	15,466,126.957
Science & Technology Fund—I Class	4,488,110.486
Short-Term Bond	913,748,995.636
Short-Term Bond Fund—Advisor Class	8,187,212.564
Short-Term Bond Fund—I Class	148,739,317.554
Short-Term	563,028,275.285
Short-Term Government	—
Small-Cap Index	475,000.000
Small-Cap Index Fund—I Class	25,000.000
Small-Cap Stock	166,782,586.705
Small-Cap Stock Fund—Advisor Class	4,127,451.908
Small-Cap Stock Fund—I Class	26,089,858.637
Small-Cap Value	159,819,337.066
Small-Cap Value Fund—Advisor Class	16,661,266.696
Small-Cap Value Fund—I Class	30,770,263.182
Spectrum Growth	155,648,569.098
Spectrum Income	537,453,497.362
Spectrum International	109,325,450.182
Summit Municipal Income	120,897,038.703
Summit Municipal Income Fund—Advisor Class	508,832.134
Summit Municipal Intermediate	491,538,341.089
Summit Municipal Intermediate Fund—Advisor Class	640,778.621
Summit Municipal Money Market	128,458,620.574

Fund	Outstanding Shares of Capital Stock
Target 2005	2,936,590.960
Target 2005 Fund—Advisor Class	128,341.654
Target 2005 Fund—I Class	124,807.419
Target 2010	5,049,798.683
Target 2010 Fund—Advisor Class	482,344.544
Target 2010 Fund—I Class	350,533.020
Target 2015	15,061,422.265
Target 2015 Fund—Advisor Class	521,790.722
Target 2015 Fund—I Class	886,729.269
Target 2020	19,258,102.599
Target 2020 Fund—Advisor Class	2,181,619.341
Target 2020 Fund—I Class	1,585,089.571
Target 2025	17,487,793.350
Target 2025 Fund—Advisor Class	1,193,913.278
Target 2025 Fund—I Class	1,099,531.870
Target 2030	16,063,988.227
Target 2030 Fund—Advisor Class	2,422,157.185
Target 2030 Fund—I Class	976,215.413
Target 2035	10,349,362.175
Target 2035 Fund—Advisor Class	1,001,165.062
Target 2035 Fund—I Class	830,004.614
Target 2040	8,543,807.448
Target 2040 Fund—Advisor Class	978,410.764
Target 2040 Fund—I Class	646,052.591
Target 2045	5,608,320.193
Target 2045 Fund—Advisor Class	704,577.963
Target 2045 Fund—I Class	642,661.280
Target 2050	4,112,065.806
Target 2050 Fund—Advisor Class	581,132.615
Target 2050 Fund—I Class	551,983.117
Target 2055	2,237,825.568
Target 2055 Fund—Advisor Class	349,342.925
Target 2055 Fund—I Class	299,629.240
Target 2060	989,035.916
Target 2060 Fund—Advisor Class	98,315.892
Target 2060 Fund—I Class	63,024.172
Tax-Efficient Equity	9,983,830.468
Tax-Efficient Equity Fund—I Class	202,088.594
Tax-Exempt Money	342,472,370.933
Tax-Exempt Money Fund—I Class	7,181,528.960
Tax-Free High Yield	326,811,010.994
Tax-Free High Yield Fund—Advisor Class	91,278,026.117
Tax-Free High Yield Fund—I Class	40,177,242.414
Tax-Free Income	190,699,173.262
Tax-Free Income Fund—Advisor Class	61,086,635.542
Tax-Free Income Fund—I Class	17,597,687.243
Tax-Free Short-Intermediate	327,271,765.379
Tax-Free Short-Intermediate Fund—Advisor Class	1,417,738.972
Tax-Free Short-Intermediate Fund—I Class	36,657,084.739
Total Equity Market Index	57,626,498.463
Total Return	3,800,907.125
Total Return Fund—Advisor Class	25,000.000
Total Return Fund—I Class	65,601.065
Treasury Reserve	3,979,167,725.200

Fund	Outstanding Shares of Capital Stock
U.S. Bond Enhanced Index	71,551,572.557
U.S. High Yield	7,571,200.537
U.S. High Yield Fund—Advisor Class	1,117,291.969
U.S. High Yield Fund—I Class	4,042,398.597
U.S. Large-Cap Core	21,076,957.650
U.S. Large-Cap Core Fund—Advisor Class	812,591.807
U.S. Large-Cap Core Fund—I Class	870,417.022
U.S. Treasury Intermediate	79,532,055.058
U.S. Treasury Intermediate Fund—I Class	857,673.417
U.S. Treasury Long-Term	317,875,315.636
U.S. Treasury Long-Term Fund—I Class	56,630,253.943
U.S. Treasury Money	5,238,337,925.886
U.S. Treasury Money Fund—I Class	844,616,169.397
Ultra Short-Term Bond	98,253,786.481
Ultra Short-Term Bond Fund—I Class	9,561,169.046
Value	564,352,937.116
Value Fund—Advisor Class	11,870,813.581
Value Fund—I Class	110,609,269.191
Virginia Tax-Free Bond	102,891,984.406
Virginia Tax-Free Bond Fund—I Class	1,837,253.848

* On February 28, 2018, the Fund's name was the Media & Telecommunications Fund.

Who are the principal holders of the Funds’ shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated Funds and/or classes, as of February 28, 2018.

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
AFRICA & MIDDLE EAST	NATIONAL FINANCIAL SERVICES JERSEY CITY NJ 07310-2010	2,750,567	18.42
	SPECTRUM INTERNATIONAL FUND	811,200	5.43
	T ROWE PRICE ASSOCIATES BALTIMORE MD 21202-1009
AFRICA & MIDDLE EAST FUND—	TRUSTEES OF T ROWE PRICE	750,256	93.02(a)
I CLASS	U.S. RETIREMENT PROGRAM BALTIMORE MD 21289-0001
ASIA OPPORTUNITIES	NATIONAL FINANCIAL SERVICES	1,244,145	15.32
ASIA OPPORTUNITIES FUND—	NATIONAL FINANCIAL SERVICES	12,717	28.98(b)
ADVISOR CLASS	PERSHING LLC JERSEY CITY NJ 07399-0002	3,623	8.25
	T ROWE PRICE ASSOCIATES	25,000	56.97(c)
ASIA OPPORTUNITIES FUND—I CLASS	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	115,036	18.89
	ERIC C MOFFETT	135,087	22.18
	PERSHING LLC	58,728	9.64
	ROBERT S KAPLAN	38,243	6.28
	JAMIE SCHUVAL JT TEN
	TRUSTEES OF T ROWE PRICE	126,362	20.75
	U.S. RETIREMENT PROGRAM
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	113,416	18.62

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
BALANCED	NATIONAL FINANCIAL SERVICES	10,728,207	7.06
	T ROWE PRICE TRUST CO INC BALTIMORE MD 21297-1215	37,873,966	24.92
BALANCED FUND—I CLASS	NORTHERN TRUST CO AS TRUSTEE CHICAGO IL 60675-2994	2,738,905	17.89
	T ROWE PRICE RPS INC BALTIMORE MD 21297-1215	1,329,400	8.68
	UBATCO & CO	2,017,304	13.18
	FBO COLLEGE SAVINGS GROUP LINCOLN NE 68501-2535
	UBATCO & CO FBO ACES TRUST FUND LINCOLN NE 68512-4823	2,277,558	14.88
BLUE CHIP GROWTH	CHARLES SCHWAB & CO INC	25,490,611	7.30
	NATIONAL FINANCIAL SERVICES	53,332,686	15.27
	T ROWE PRICE RPS INC	23,461,404	6.72
	WELLS FARGO CLEARING SERVICES LLC	37,043,055	10.61
BLUE CHIP GROWTH FUND—ADVISOR	CHARLES SCHWAB & CO INC	2,573,759	7.08
CLASS	GREAT-WEST TRUST COMPANY LLC FBO	2,142,592	5.90
	EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO 80111-5002
	NATIONAL FINANCIAL SERVICES	5,752,557	15.83
	RELIANCE TRUST COMPANY FBO	2,516,573	6.93
	INSPER 401K ATLANTA GA 30358-0004
BLUE CHIP GROWTH FUND—I CLASS	CHARLES SCHWAB & CO INC	6,574,025	6.99
	EDWARD D JONES & CO SAINT LOUIS MO 63131-3729	18,284,871	19.45
	J.P. MORGAN SECURITIES LLC BROOKLYN NY 11245-0003	5,310,931	5.65
	NATIONAL FINANCIAL SERVICES	15,619,872	16.62
	WELLS FARGO BANK NA MINNEAPOLIS, MN 55480-1533	5,355,442	5.70
BLUE CHIP GROWTH FUND—R CLASS	DCGT AS TTEE AND/OR CUST	679,914	8.05
	FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA 50392-0001
	NFS LLC FEBO	451,900	5.35
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS HARRISON NY 10528-2418
	SAMMONS FINANCIAL NETWORK LLC	657,741	7.79
	STATE STREET BANK AND TRUST AS	1,568,813	18.57
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT BOSTON MA 02111-2901

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
BLUE CHIP GROWTH PORTFOLIO	AUL	1,366,805	5.11
	AMERICAN INDIVDUAL VARIABLE
	ANNUITY UNIT TRUST 1 INDIANAPOLIS IN 46206-0368
	GREAT-WEST LIFE & ANNUITY	2,154,958	8.05
	CLIENT PLANS ENGLEWOOD, CO 80111-5002
	MUTUAL OF AMERICA SEPARATE	3,146,265	11.76
	ACCOUNT NO 1 NEW YORK NY 10022-6839
	MUTUAL OF AMERICA SEPARATE	5,942,179	22.20
	ACCOUNT NO 2
	NATIONWIDE INSURANCE COMPANY COLUMBUS OH 43218-2029	2,091,258	7.81
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2,706,745	10.11
	NYLIAC JERSEY CITY NJ 07302-4600	2,924,560	10.93
BLUE CHIP GROWTH PORTFOLIO—II	AMERITAS LIFE INSURANCE CORP	1,843,631	12.14
	AMERITAS VARIABLE SEP ACCT VA-2 LINCOLN NE 68510-2234
	GUARDIAN INSURANCE & ANNUITY CO	1,479,498	9.74
	RETIREMENT SOLUTIONS FM&C NRO BETHLEHEM PA 18017-9464
	JEFFERSON NATIONAL LIFE INS CO LOUISVILLE KY 40223-6178	1,958,175	12.89
	NATIONWIDE LIFE INSURANCE COMPANY	1,593,176	10.49
	PACIFIC SELECT EXEC	3,549,527	23.37
	SEPARATE ACCOUNT OF PACIFIC LIFE NEWPORT BEACH CA 92660-6307
CALIFORNIA TAX-FREE BOND	CHARLES SCHWAB & CO INC	3,838,853	6.96
	NATIONAL FINANCIAL SERVICES	11,506,130	20.87
CALIFORNIA TAX-FREE BOND FUND—I CLASS	ANTON YERGAT LIVING TRUST NEWPORT BEACH CA 92658-5000	230,146	23.39
	CHARLES SCHWAB & CO INC	153,299	15.58
	DANIEL E. RAMIREZ	121,576	12.35
	DANIEL G JENSON & EVELYN H JENSON FAM TRUST	97,477	9.90
	ELLEN B MILLER AGENT/POA	61,612	6.26
	ALICE N BESSMAN OR ELLEN
	BESSMAN MILLER TR THE BESSMAN
	TRUST AGRMNT
CALIFORNIA TAX-FREE MONEY	MARK A WALSH T O D	9,497,000	16.14
CALIFORNIA TAX-FREE MONEY FUND—	T ROWE PRICE ASSOCIATES	250,000	100.00(c)
I CLASS
CAPITAL APPRECIATION & INCOME	T ROWE PRICE ASSOCIATES	10,000	100.00(c)
CAPITAL APPRECIATION	CHARLES SCHWAB & CO INC	91,392,760	10.14
	NATIONAL FINANCIAL SERVICES	111,345,006	12.36
	PERSHING LLC	48,749,310	5.41
	TD AMERITRADE INC OMAHA NE 68103-2226	54,545,091	6.05

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
CAPITAL APPRECIATION FUND—	AMERITAS LIFE INSURANCE CORP	2,529,632	6.86
ADVISOR CLASS	SEPARATE ACCOUNT G
	CHARLES SCHWAB & CO INC	7,101,268	19.26
	NATIONAL FINANCIAL SERVICES	7,920,233	21.48
	UMB BANK	3,612,678	9.80
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS TOPEKA, KS 66636-0001
CAPITAL APPRECIATION FUND—I CLASS	CHARLES SCHWAB & CO INC	19,169,706	20.75
	NATIONAL FINANCIAL SERVICES	17,452,229	18.89
	PERSHING LLC	4,933,227	5.34
	TD AMERITRADE INC	9,131,047	9.88
CAPITAL OPPORTUNITY	LVIP BLENDED CORE EQUITY	4,179,653	19.17
	MANAGED VOLATILITY FUND FORT WAYNE IN 46802-3506
	NATIONAL FINANCIAL SERVICES	3,430,328	15.74
CAPITAL OPPORTUNITY FUND—	CHARLES SCHWAB & CO INC	123,623	25.44(b)
ADVISOR CLASS	DCGT AS TTEE AND/OR CUST	27,231	5.60
	FBO PLIC VARIOUS RETIREMENT PLANS
	FIIOC AS AGENT FBO	113,104	23.27
	SHEPHERD ELECTRIC COMPANY INC
	401K AND PROFIT SHARING PLAN COVINGTON KY 41015-1987
	NATIONAL FINANCIAL SERVICES	28,462	5.86
	TD AMERITRADE INC	66,728	13.73
CAPITAL OPPORTUNITY FUND—I CLASS	COMFORT & CO	167,168	9.63
	FBO OLD POINT FINANCIAL 401(K) PSP NEWPORT NEWS VA 23606-1926
	NATIONWIDE TRUST COMPANY COLUMBUS, OH 43218-2029	1,118,914	64.47(b)
CAPITAL OPPORTUNITY FUND—	CAPITAL BANK & TRUST COMPANY TTEE	33,527	15.11
R CLASS	JEFF WYLER AUTO FAMILY INC RSP 401K GREENWOOD VLG CO 80111-5002
	CAPITAL BANK & TRUST COMPANY TTEE	44,597	20.10
	MACHINERY SYSTEMS INC EMPLOYEES PSP
	DCGT AS TTEE AND/OR CUST	17,430	7.86
	FBO PLIC VARIOUS RETIREMENT PLANS
	NATIONWIDE TRUST CO FSB COLUMBUS OH 43218-2029	20,267	9.13
	RELIANCE TRUST CO., CUSTODIAN	12,789	5.76
	FBO MASSMUTUAL OMNIBUS PPL/SMF ATLANTA, GA 30362-1529
	RELIANCE TRUST COMPANY FBO	12,739	5.74
	MTRMLS INC ATLANTA GA 30358-0004
COMMUNICATIONS & TECHNOLOGY	CHARLES SCHWAB & CO INC	2,447,508	5.01
	NATIONAL FINANCIAL SERVICES	3,230,224	6.61
	T ROWE PRICE TRUST CO INC	2,942,591	6.02
	MEDIA & TELECOMMUNICATION FUND
COMMUNICATIONS & TECHNOLOGY	KAMAEHU L P	81,545	5.49
FUND—I CLASS	TD AMERITRADE INC	82,479	5.56
	TRUSTEES OF T ROWE PRICE	595,845	40.14(a)
	U.S. RETIREMENT PROGRAM

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
CORPORATE INCOME	SPECTRUM INCOME FUND	47,312,270	49.77(d)
	T. ROWE PRICE ASSOCIATES
CORPORATE INCOME FUND—I CLASS	KB INSURANCE CO LTD	3,104,913	52.54(b)
	SEOUL, 06134 REPUBLIC OF KOREA
	PERSHING LLC	852,138	14.42
	ROBERT W SMITH	516,950	8.75
	TERESA O SMITH
	TRUSTEES OF T ROWE PRICE	689,432	11.67
	U.S. RETIREMENT PROGRAM
CREDIT OPPORTUNITIES	T ROWE PRICE ASSOCIATES	2,475,000	47.52(c)
CREDIT OPPORTUNITIES FUND—	CHARLES SCHWAB & CO INC	6,553	20.53
ADVISOR CLASS	T ROWE PRICE ASSOCIATES	25,000	78.30(c)
CREDIT OPPORTUNITIES FUND—	T ROWE PRICE ASSOCIATES	29,412	100.00(c)
I CLASS
DIVERSIFIED MID-CAP GROWTH	NATIONAL FINANCIAL SERVICES	2,065,135	7.19
	PERSHING LLC	1,550,914	5.40
DIVERSIFIED MID-CAP GROWTH	BONNIE G MAIER TR	51,336	6.89
FUND—I CLASS	JULIA LAMB MAIER IRREVOCABLE TRUST WILMINGTON DE 19810-4344
	EDUARD GORDON	49,750	6.68
	INNA GORDON JT TEN T O D
	NATIONAL FINANCIAL SERVICES	296,036	39.73(b)
	TRUSTEES OF T ROWE PRICE	284,386	38.16(a)
	U.S. RETIREMENT PROGRAM
DIVIDEND GROWTH	LPL FINANCIAL SAN DIEGO CA 92121-3091	9,313,156	6.50
	MLPF&S FOR THE SOLE BENEFIT OF	9,985,392	6.97
	ITS CUSTOMERS JACKSONVILLE FL 32246-6484
	NATIONAL FINANCIAL SERVICES	24,522,273	17.12
	PERSHING LLC	8,350,792	5.83
DIVIDEND GROWTH FUND—	CHARLES SCHWAB & CO INC	550,907	6.54
ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	509,873	6.05
	EMPLOYEE BENEFITS CLIENTS 401K
	JOHN HANCOCK TRUST COMPANY WESTWOOD MA 02090-2321	439,384	5.21
	MATRIX TRUST COMPANY TRUSTEE FBO	497,549	5.90
	VISTA 401(K) RETIREMENT PLAN PHOENIX AZ 85072-2129
	NATIONAL FINANCIAL SERVICES	3,892,795	46.19(b)
DIVIDEND GROWTH FUND—I CLASS	EDWARD D JONES & CO	20,814,079	38.24(b)
	NATIONAL FINANCIAL SERVICES	18,973,444	34.86(b)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
DYNAMIC GLOBAL BOND	T ROWE PRICE ASSOCIATES	18,709,605	5.99
	RETIREMENT PORTFOLIO 2010
	T ROWE PRICE ASSOCIATES	22,526,474	7.22
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	28,181,200	9.03
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	69,844,651	22.38
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	52,890,194	16.94
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	53,492,630	17.14
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	26,245,816	8.41
	RETIREMENT PORTFOLIO 2035
DYNAMIC GLOBAL BOND FUND—	LPL FINANCIAL	7,393	19.57
ADVISOR CLASS	PERSHING LLC	5,109	13.53
	T ROWE PRICE ASSOCIATES	25,000	66.19(c)
DYNAMIC GLOBAL BOND FUND—I CLASS	LADYBIRD & CO BALTIMORE MD 21202-1009	17,360,348	18.96
	LADYBUG & CO BALTIMORE MD 21202-1009	10,535,431	11.51
	MAC & CO PITTSBURGH PA 15219-2502	5,083,633	5.55
	T ROWE PRICE ASSOCIATES	10,028,042	10.95
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	7,864,731	8.59
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	8,309,397	9.07
	RETIREMENT I 2030 FUND
EMERGING EUROPE	NATIONAL FINANCIAL SERVICES	788,991	6.59
	SPECTRUM INTERNATIONAL FUND	651,321	5.44
	T ROWE PRICE ASSOCIATES
	TD AMERITRADE INC	628,486	5.25
EMERGING EUROPE FUND—I CLASS	T ROWE PRICE ASSOCIATES	18,911	5.45
	TRUSTEES OF T ROWE PRICE	325,445	93.77(a)
	U.S. RETIREMENT PROGRAM
EMERGING MARKETS BOND	SPECTRUM INCOME FUND	36,092,242	9.31
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	24,544,733	6.33
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	58,546,443	15.11
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	42,213,260	10.89
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	40,260,900	10.39
	RETIREMENT PORTFOLIO 2030
EMERGING MARKETS BOND FUND—	PERSHING LLC	57,313	29.62(b)
ADVISOR CLASS	T ROWE PRICE ASSOCIATES	21,459	11.09
EMERGING MARKETS BOND FUND—	J.P. MORGAN SECURITIES LLC	38,828,535	43.04(b)
I CLASS	T ROWE PRICE ASSOCIATES	8,402,334	9.31
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	6,343,826	7.03
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	6,334,430	7.02
	RETIREMENT I 2030 FUND

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
EMERGING MARKETS CORPORATE	T ROWE PRICE ASSOCIATES	2,271,697	42.40(c)
BOND	TD AMERITRADE INC	440,410	8.22
EMERGING MARKETS CORPORATE	LPL FINANCIAL	17,032	10.66
BOND FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	101,473	63.49(b)
	T ROWE PRICE ASSOCIATES	25,117	15.71
EMERGING MARKETS CORPORATE	CHARLES A MORRIS	100,840	15.35
BOND FUND—I CLASS	ELISE D MORRIS JT TEN T O D
	CHARLES SCHWAB & CO INC	419,637	63.87(b)
	TRUSTEES OF T ROWE PRICE	86,339	13.14
	U.S. RETIREMENT PROGRAM
EMERGING MARKETS CORPORATE	CBE OF NEW BRUNSWICK	1,420,963	42.11(b)
MULTI-SECTOR ACCOUNT PORTFOLIO	EM BOND MAP FREDERICTON NB E3B 5H8 CANADA
	GENERAL DYNAMICS CORP 401K	413,744	12.26
	PLAN MASTER TRUST CP FALLS CHURCH VA 22042-4541
	T ROWE PRICE ASSOCIATES	1,200,000	35.56(c)
EMERGING MARKETS LOCAL	PERSHING LLC	3,428,894	5.83
CURRENCY BOND	SPECTRUM INCOME FUND	48,736,125	82.91(d)
	T. ROWE PRICE ASSOCIATES
EMERGING MARKETS LOCAL	CHARLES SCHWAB & CO INC	7,812	21.72
CURRENCY BOND FUND—ADVISOR	T ROWE PRICE ASSOCIATES	25,084	69.73(c)
CLASS
EMERGING MARKETS LOCAL CURRENCY BOND FUND—I CLASS	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY MILWAUKEE WI 53202-4703	22,886,308	91.66(b)
EMERGING MARKETS LOCAL MULTI-	CBE OF NEW BRUNSWICK	4,278,201	77.42(b)
SECTOR ACCOUNT PORTFOLIO	T ROWE PRICE ASSOCIATES	1,200,000	21.72
EMERGING MARKETS STOCK	MLPF&S FOR THE SOLE BENEFIT OF	22,168,413	11.53
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	10,138,885	5.27
	T ROWE PRICE ASSOCIATES	15,216,540	7.91
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	13,443,456	6.99
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	13,227,015	6.88
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	18,846,907	9.80
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	12,269,893	6.38
	RETIREMENT PORTFOLIO 2035
EMERGING MARKETS STOCK FUND—	NATIONAL FINANCIAL SERVICES	18,481,195	31.36(b)
I CLASS	TD AMERITRADE INC	3,416,272	5.80
	VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA 19482-2600	4,691,086	7.96
EMERGING MARKETS VALUE STOCK	CHARLES SCHWAB & CO INC	194,101	5.13
	T ROWE PRICE ASSOCIATES	675,000	17.82

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
EMERGING MARKETS VALUE STOCK FUND—ADVISOR CLASS	E TRADE SECURITIES LLC JERSEY CITY NJ 07303-0484	9,732	24.88
	T ROWE PRICE ASSOCIATES	25,000	63.89(c)
EMERGING MARKETS VALUE STOCK FUND—I CLASS	ERIC C MOFFETT MIRI C MOFFETT	71,403	25.87(b)
	T ROWE PRICE ASSOCIATES	21,259	7.70
	T ROWE PRICE TRUST CO INC	82,291	29.82(e)
	CUST FOR THE IRA OF JAMES D HARLAN
	TRUSTEES OF T ROWE PRICE	92,296	33.44(a)
	U.S. RETIREMENT PROGRAM
EQUITY INCOME	NATIONAL FINANCIAL SERVICES	42,458,256	8.26
	T ROWE PRICE TRUST CO INC	34,299,600	6.68
EQUITY INCOME FUND—ADVISOR	CHARLES SCHWAB & CO INC	703,416	5.70
CLASS	NATIONAL FINANCIAL SERVICES	7,608,950	61.63(b)
EQUITY INCOME FUND—I CLASS	EDWARD D JONES & CO	63,557,943	50.41(b)
	NATIONAL FINANCIAL SERVICES	15,370,653	12.19
	T ROWE PRICE RPS INC	8,926,392	7.08
	TD AMERITRADE INC	11,724,235	9.30
EQUITY INCOME FUND—R CLASS	AMERICAN UNITED LIFE	235,187	8.49
	AMERICAN UNIT INVESTMENT TRUST
	AMERICAN UNITED LIFE	520,597	18.79
	SEPARATE ACCOUNT II
	DCGT AS TTEE AND/OR CUST	152,821	5.52
	FBO PLIC VARIOUS RETIREMENT PLANS
	HARTFORD LIFE INSURANCE CO	315,651	11.39
	SEPARATE ACCOUNT HARTFORD CT 06104-2999
	NATIONWIDE TRUST CO FSB	204,412	7.38
EQUITY INCOME PORTFOLIO	AMERICAN UNITED LIFE	1,560,738	8.67
	AMERICAN UNIT INVESTMENT TRUST INDIANAPOLIS IN 46206-0368
	AMERICAN UNITED LIFE	2,497,339	13.87
	SEPARATE ACCOUNT II
	LINCOLN BENEFIT LIFE CO	941,640	5.23
	LINCOLN BENEFIT VARIABLE LIFE PALATINE IL 60094-4210
	PRUCO LIFE INSURANCE COMPANY	2,179,850	12.10
	FLEXIBLE PREMIUM
	VARIABLE ANNUITY ACCOUNT NEWARK NJ 07102-2917
	SECURITY BENEFIT LIFE INS CO	2,372,097	13.17
	FBO T ROWE PRICE NO LOAD V A TOPEKA KS 66636-0001
EQUITY INCOME PORTFOLIO—II	AXA EQUITABLE LIFE INSURANCE CO NEW YORK NY 10104-0101	473,716	6.66
	JEFFERSON NATIONAL LIFE INS CO	518,814	7.29
	LINCOLN BENEFIT LIFE CO LINCOLN BENEFIT VARIABLE ANNUITY TOPEKA KS 66636-0001	366,889	5.15
	NATIONWIDE INSURANCE COMPANY	861,985	12.11
	NATIONWIDE INSURANCE COMPANY	869,661	12.22
	PACIFIC SELECT EXEC	2,361,218	33.17(f)
	SEPARATE ACCOUNT OF PACIFIC LIFE

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
EQUITY INDEX 500	T ROWE PRICE ASSOCIATES	17,720,661	5.16
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	19,451,344	5.66
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	51,665,186	15.04
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	37,834,474	11.01
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	39,349,375	11.46
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	19,665,939	5.73
	RETIREMENT PORTFOLIO 2035
EQUITY INDEX 500 FUND—I CLASS	T ROWE PRICE ASSOCIATES	2,281,473	5.50
	RETIREMENT I 2015 FUND
	T ROWE PRICE ASSOCIATES	7,462,288	18.00
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	5,660,421	13.65
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	6,213,438	14.99
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	3,214,145	7.75
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	3,197,520	7.71
	RETIREMENT I 2040 FUND
EQUITY INDEX 500 PORTFOLIO	NYLIAC	129,170	14.12
	SECURITY BENEFIT LIFE INS CO	753,256	82.37(g)
EUROPEAN STOCK	CHARLES SCHWAB & CO INC	4,625,752	8.24
	SPECTRUM INTERNATIONAL FUND	12,265,816	21.85
EUROPEAN STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	84,906	11.12
	NATIONAL FINANCIAL SERVICES	207,430	27.16(b)
	TRUSTEES OF T ROWE PRICE	385,013	50.41(a)
	U.S. RETIREMENT PROGRAM
EXTENDED EQUITY MARKET INDEX	TD AMERITRADE INC	1,851,615	6.13
FINANCIAL SERVICES	CHARLES SCHWAB & CO INC	1,666,398	5.78
	PERSHING LLC	2,295,162	7.96
	T ROWE PRICE SERVICES INC	1,460,186	5.06
	EDUCATION TRUST OF ALASKA
	PORTFOLIO FUTURE TRENDS
FINANCIAL SERVICES FUND—I CLASS	TRUSTEES OF T ROWE PRICE	628,056	87.65(a)
	U.S. RETIREMENT PROGRAM
FLOATING RATE	NATIONAL FINANCIAL SERVICES	8,098,814	5.62
	PERSHING LLC	7,237,783	5.02
	SPECTRUM INCOME FUND	37,603,365	26.08(d)
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	11,049,509	7.66
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	7,680,627	5.33
	RETIREMENT PORTFOLIO 2025
FLOATING RATE FUND—ADVISOR	CHARLES SCHWAB & CO INC	1,099,945	18.68
CLASS	NATIONAL FINANCIAL SERVICES	3,495,984	59.37(b)
	PERSHING LLC	705,344	11.98
	TD AMERITRADE INC	319,545	5.43

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
FLOATING RATE FUND—I CLASS	NATIONAL FINANCIAL SERVICES	553,480	5.94
	ROBERT S KAPLAN	576,207	6.19
	JAMIE SCHUVAL JT TEN
	T ROWE PRICE ASSOCIATES	550,094	5.91
	RETIREMENT I 2015 FUND
	T ROWE PRICE ASSOCIATES	1,525,838	16.39
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	1,115,135	11.98
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	1,011,327	10.86
	RETIREMENT I 2030 FUND
FLOATING RATE MULTI-SECTOR	CBE OF NEW BRUNSWICK	3,169,043	38.74(b)
ACCOUNT PORTFOLIO	FLOATING RATE MAP
	GENERAL DYNAMICS CORP 401K	1,231,679	15.06
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	551,397	6.74
	COMMISSION DEERFIELD IL 60015-5209
	T ROWE PRICE ASSOCIATES	2,500,000	30.56(c)
	XCEL ENERGY INC. MINNEAPOLIS MN 55401-1993	449,731	5.50
GEORGIA TAX-FREE BOND	CHARLES SCHWAB & CO INC	3,531,257	12.17
	NATIONAL FINANCIAL SERVICES	4,903,476	16.90
	SEI PRIVATE TRUST COMPANY OAKS PA 19456-9989	4,311,789	14.86
GEORGIA TAX-FREE BOND FUND—	CHARLES SCHWAB & CO INC	53,792	13.47
I CLASS	GARY E IVEY	182,635	45.73(b)
	NORA T HUGHES	27,674	6.93
	STEPHEN M HUGHES	24,450	6.12
	T ROWE PRICE ASSOCIATES	21,777	5.45
	WILLIAM KENT NICHOLS T O D	88,886	22.26
GLOBAL ALLOCATION	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,725,082	10.60
	NATIONAL FINANCIAL SERVICES	2,809,210	10.93
	PERSHING LLC	2,106,273	8.20
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	3,506,114	13.64
	T ROWE PRICE ASSOCIATES	2,475,000	9.63
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,989,847	7.74
GLOBAL ALLOCATION FUND—ADVISOR	CHARLES SCHWAB & CO INC	94,380	11.17
	CHARLES SCHWAB & CO INC	59,725	7.07
	LPL FINANCIAL	86,805	10.27
	NATIONAL FINANCIAL SERVICES	425,573	50.37(b)
	PERSHING LLC	90,670	10.73
	RAYMOND JAMES	45,440	5.38

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
GLOBAL ALLOCATION FUND—I CLASS	CHARLES SCHWAB & CO INC	511,036	17.16
	JOHN D. BESSON	154,624	5.19
	KAREN S. BESSON JT TEN
	NATIONAL FINANCIAL SERVICES	358,571	12.04
	PERSHING LLC	413,695	13.90
	SAXON & CO CLEVELAND OH 44101-4597	156,753	5.26
	TD AMERITRADE INC	245,258	8.24
	TRUSTEES OF T ROWE PRICE	578,594	19.43
	U.S. RETIREMENT PROGRAM
	WILLIAM J STROMBERG	162,893	5.47
GLOBAL CONSUMER	NATIONAL FINANCIAL SERVICES	103,809	7.94
	T ROWE PRICE ASSOCIATES	700,000	53.57(c)
GLOBAL GROWTH STOCK FUND—	ASCENSUS TRUST COMPANY FBO	4,275	5.32
ADVISOR CLASS	MUSKINGUM IRON & METAL CO SALARY FARGO ND 58106-0758
	CHARLES SCHWAB & CO INC	5,178	6.44
	MARK SMITH & GREGG DEVILBISS TTEE	20,770	25.84(b)
	KENTNER SELLERS LLP PSP
	C/O FASCORE LLC GREENWOOD VLG CO 80111-5002
	NATIONAL FINANCIAL SERVICES	6,373	7.93
	PERSHING LLC	13,890	17.28
	T ROWE PRICE ASSOCIATES	25,000	31.10(c)
GLOBAL GROWTH STOCK FUND—	MAC & CO	643,397	11.73
I CLASS	MAC & CO	1,601,743	29.19(b)
	MAC & CO	1,715,521	31.27(b)
	NATIONAL MERIT SCHOLARSHIP	862,142	15.71
	CORPORATION EVANSTON IL 60201-4897
	TRUSTEES OF T ROWE PRICE	453,569	8.27
	U.S. RETIREMENT PROGRAM
GLOBAL HIGH INCOME BOND	NATIONAL FINANCIAL SERVICES	1,059,763	15.19
	T ROWE PRICE ASSOCIATES	1,475,000	21.14
GLOBAL HIGH INCOME BOND FUND—	CHARLES SCHWAB & CO INC	28,639	19.31
ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	15,691	10.58
	PERSHING LLC	31,867	21.49
	T ROWE PRICE ASSOCIATES	25,000	16.86
	TD AMERITRADE INC	47,114	31.77(b)
GLOBAL HIGH INCOME BOND FUND—	CHARLES SCHWAB & CO INC	1,652,117	66.94(b)
I CLASS	T ROWE PRICE TRUST CO INC	161,304	6.54
	CUST FOR THE IRA OF DAVID MILLER
	TD AMERITRADE INC	416,672	16.88
	TRUSTEES OF T ROWE PRICE	152,207	6.17
	U.S. RETIREMENT PROGRAM
GLOBAL INDUSTRIALS	T ROWE PRICE ASSOCIATES	700,000	36.15(c)
GLOBAL INDUSTRIALS FUND—I CLASS	T ROWE PRICE ASSOCIATES	20,644	17.77
	TRUSTEES OF T ROWE PRICE	95,508	82.23(a)
	U.S. RETIREMENT PROGRAM
GLOBAL MULTI-SECTOR BOND	CHARLES SCHWAB & CO INC	4,282,231	8.64
	NATIONAL FINANCIAL SERVICES	5,720,515	11.54
	TD AMERITRADE INC	4,500,351	9.08

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
GLOBAL MULTI-SECTOR BOND FUND—	LPL FINANCIAL	165,015	7.39
ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	1,027,198	45.99(b)
	PERSHING LLC	217,247	9.73
	TD AMERITRADE INC	566,634	25.37(b)
GLOBAL MULTI-SECTOR BOND FUND— I CLASS	AMERICAN TRUST CENTER BISMARCK ND 58501-4023	335,122	6.89
	CENTBANK &CO JUNCTION CITY, KS 66441-0700	547,748	11.27
	LINCOLN RETIREMENT SERVICES COMPANY	285,161	5.87
	FBO NORTHSTAR ANESTHESIA 401K PSP FORT WAYNE IN 46801-7876
	NATIONAL FINANCIAL SERVICES	505,683	10.40
	SEI PRIVATE TRUST COMPANY	1,125,421	23.15
	SEI PRIVATE TRUST COMPANY	284,214	5.85
GLOBAL REAL ESTATE	CHARLES SCHWAB & CO INC	482,114	7.21
	NATIONAL FINANCIAL SERVICES	550,990	8.24
	PERSHING LLC	340,943	5.10
	TD AMERITRADE INC	768,587	11.49
GLOBAL REAL ESTATE FUND—ADVISOR	CHARLES SCHWAB & CO INC	202,571	19.27
CLASS	GREAT-WEST LIFE & ANNUITY	76,635	7.29
	FBO FUTURE FUNDS II
	GREAT-WEST TRUST COMPANY LLC FBO	253,643	24.12
	EMPLOYEE BENEFITS CLIENTS 401K
	LINCOLN RETIREMENT SERVICES COMPANY	87,097	8.28
	FBO OAKLAWN HOSPITAL 403(B) PLAN
	NATIONAL FINANCIAL SERVICES	177,828	16.91
GLOBAL REAL ESTATE FUND—I CLASS	NATIONAL FINANCIAL SERVICES	495,019	73.66(b)
	TRUSTEES OF T ROWE PRICE	135,912	20.22
	U.S. RETIREMENT PROGRAM
GLOBAL STOCK	NATIONAL FINANCIAL SERVICES	1,696,045	8.20
	PERSHING LLC	1,485,722	7.18
GLOBAL STOCK FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	51,860	6.28
CLASS	TRUST COMPANY OF AMERICA ENGLEWOOD CO 80155-6503	61,635	7.47
	UMB BANK CUSTODIAN	620,723	75.22(b)
	FBO FIDUCIARY FOR VARIOUS
	RETIREMENT PROGRAMS TOPEKA KS 66636-0001
GLOBAL STOCK FUND—I CLASS	JPMORGAN CHASE BANK NA AS CUSTODIAN FBO E&Y PARTNERSHIP DEFINED BENEFIT BROOKLYN NY 11245-0003	957,570	20.53
	JPMORGAN CHASE BANK NA AS CUSTODIAN DIRECTED TRUSTEE FOR ERNST & Y	1,116,445	23.94
	JPMORGAN CHASE BANK NA AS CUSTODIAN DIRECTED TRUSTEE FOR THE ER	754,952	16.19
	JPMORGAN CHASE BANK NA AS CUSTODIAN	574,852	12.32
	NATIONAL FINANCIAL SERVICES	558,871	11.98

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
GLOBAL TECHNOLOGY	CHARLES SCHWAB & CO INC	22,021,351	6.22
	MLPF&S FOR THE SOLE BENEFIT OF	19,016,252	5.37
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	35,608,965	10.06
	PERSHING LLC	25,077,057	7.09
	WELLS FARGO CLEARING SERVICES LLC	18,480,109	5.22
GLOBAL TECHNOLOGY FUND—I CLASS	CHARLES SCHWAB & CO INC	6,603,254	26.68(b)
	NATIONAL FINANCIAL SERVICES	6,157,950	24.88
	SEI PRIVATE TRUST COMPANY	1,300,858	5.26
	TAYNIK & CO QUINCY MA 02169-0938	1,532,799	6.19
	TD AMERITRADE INC	1,703,177	6.88
	TRUSTEES OF T ROWE PRICE	2,499,045	10.10
	U.S. RETIREMENT PROGRAM
GNMA	SPECTRUM INCOME FUND	62,483,424	42.32(d)
	T. ROWE PRICE ASSOCIATES
GNMA FUND—I CLASS	CHARLES SCHWAB & CO INC	42,838	11.15
	T ROWE PRICE ASSOCIATES	26,882	7.00
	TRUSTEES OF T ROWE PRICE	306,875	79.85(a)
	U.S. RETIREMENT PROGRAM
GOVERNMENT MONEY	T ROWE PRICE ASSOCIATES	777,306,329	9.69
	T ROWE PRICE INTERNATIONAL LTD LONDON EC4N 4T2 UNITED KINGDOM	404,365,794	5.04
GOVERNMENT MONEY FUND—I CLASS	LEIGH C KIRBY	8,093,503	6.02
	SAXON & CO	6,800,000	5.06
	STEPHEN WILLIAM BOESEL	16,391,314	12.20
GOVERNMENT MONEY PORTFOLIO	AMERICAN NATIONAL GROUP	3,119,444	9.58
	UNALLOCATED VA CORP GALVESTON TX 77550-7947
	HORACE MANN LIFE INSURANCE CO	19,839,690	60.92(f)
	SEPARATE ACCOUNT SPRINGFIELD IL 62715-0002
	SECURITY BENEFIT LIFE INS CO	7,822,487	24.02
	FBO T ROWE PRICE NO LOAD V A
GOVERNMENT RESERVE	COVEWATER & CO BALTIMORE MD 21202-1009	763,508,892	6.66
	SEAMILE & CO BALTIMORE MD 21202-1009	1,426,839,649	12.44
	TUNA & CO BALTIMORE MD 21202-1009	1,253,977,955	10.93
GROWTH & INCOME	T ROWE PRICE TRUST CO INC	3,964,422	6.01
GROWTH & INCOME FUND—I CLASS	CHARLES SCHWAB & CO INC	20,710	10.57
	GARY M JACOBS	84,088	42.92(b)
	JANET L JACOBS JT TEN BOULDER CO 80302-6737
	HERMAN & WALTER SAMUELSON	34,473	17.60
	FOUNDATION INC TOWSON MD 21204-4905
	STEPHEN HUDSON	15,201	7.76
	POA JO ANNE HUDSON TRS
	HUDSON FAMILY REVOCABLE TRUST
	TRAC 2000	10,487	5.35
	BEAN KINNEY & KORMAN PC 401K
	LISA A ANTONELLI

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
GROWTH STOCK	NATIONAL FINANCIAL SERVICES	43,088,868	7.37
	T ROWE PRICE ASSOCIATES	47,144,993	8.07
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	48,548,796	8.31
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	35,473,851	6.07
	RETIREMENT PORTFOLIO 2035
	T ROWE PRICE TRUST CO INC	33,499,282	5.73
GROWTH STOCK FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	12,826,729	24.66
CLASS	NATIONWIDE INSURANCE COMPANY	5,050,786	9.71
	VANTAGETRUST – NAV WASHINGTON DC 20002-4239	6,346,360	12.20
	VANTAGETRUST - UNITIZED	3,553,762	6.83
GROWTH STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	17,602,100	11.59
	NATIONAL FINANCIAL SERVICES	15,579,506	10.26
	T ROWE PRICE ASSOCIATES	8,233,218	5.42
	RETIREMENT I 2040 FUND
GROWTH STOCK FUND—R CLASS	AXA EQUITABLE FOR SA NO 65 SECAUCUS NJ 07094-3619	1,152,961	6.94
	DCGT AS TTEE AND/OR CUST	845,186	5.09
	FBO PLIC VARIOUS RETIREMENT PLANS
	HARTFORD LIFE INSURANCE CO	1,288,413	7.76
	SEPARATE ACCOUNT
	STATE STREET BANK AND TRUST AS	2,726,853	16.42
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	SUNTRUST BANK GREENWOOD VLG CO 80111-5002	1,388,028	8.36
	UMB BANK NA SFR	1,467,407	8.83
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS GROUP
HEALTH SCIENCES	CHARLES SCHWAB & CO INC	8,629,767	5.47
	JOHN HANCOCK LIFE	10,224,300	6.48
	INSURANCE CO USA BOSTON MA 02210-2804
	NATIONAL FINANCIAL SERVICES	12,684,636	8.04
HEALTH SCIENCES FUND—I CLASS	CHARLES SCHWAB & CO INC	362,221	5.28
	NATIONAL FINANCIAL SERVICES	1,109,341	16.16
	TRUSTEES OF T ROWE PRICE U.S. RETIREMENT PROGRAM	1,413,586	20.59
HEALTH SCIENCES PORTFOLIO	AMERICAN NATIONAL GROUP	286,789	13.46
	UNALLOCATED VA CORP GALVESTON TX 77550-7947
	MODERN WOODMEN OF AMERICA TOPEKA KS 66636-0001	476,708	22.38
	NATIONWIDE INSURANCE COMPANY	324,299	15.23
	SECURITY BENEFIT LIFE INS CO	614,629	28.86(g)
	FBO T ROWE PRICE NO LOAD V A
HEALTH SCIENCES PORTFOLIO—II	AXA EQUITABLE LIFE INSURANCE CO	3,540,943	23.84
	SEPARATE ACCOUNT 70
	NATIONWIDE LIFE INSURANCE COMPANY	916,171	6.17
	NATIONWIDELIFE INSURANCE COMPANY	6,162,848	41.49(f)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
HIGH YIELD	SPECTRUM INCOME FUND	147,841,810	15.79
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	86,726,187	9.26
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	62,488,431	6.67
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	59,479,693	6.35
	RETIREMENT PORTFOLIO 2030
HIGH YIELD FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	918,673	11.80
	NATIONAL FINANCIAL SERVICES	3,977,397	51.08(b)
	RELIANCE TRUST COMPANY FBO	493,792	6.34
	RETIREMENT PLANS SERVICED BY METLIFE C/O FASCORE LLC
	GREENWOOD VLG CO 80111-5002
HIGH YIELD FUND—I CLASS	EDWARD D JONES & CO	122,953,046	46.61(b)
	NATIONAL FINANCIAL SERVICES	49,291,175	18.68
HIGH YIELD MULTI-SECTOR ACCOUNT PORTFOLIO	BALTIMORE EQUITABLE SOCIETY BALTIMORE MD 21201-3808	79,935	5.56
	GENERAL DYNAMICS CORP 401K	275,768	19.18
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	81,854	5.69
	COMMISSION
	T ROWE PRICE ASSOCIATES	1,000,000	69.56(c)
INFLATION PROTECTED BOND	NATIONAL FINANCIAL SERVICES	1,960,303	5.48
	SPECTRUM INCOME FUND	8,274,743	23.12
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE RPS INC	1,790,612	5.00
INFLATION PROTECTED BOND FUND—I CLASS	BREAD & CO BALTIMORE MD 21202-1009	1,129,975	22.48
	LADYBIRD & CO	1,070,356	21.29
	LADYBUG & CO	727,439	14.47
	LAKESIDE & CO	384,255	7.64
	TRUSTEES OF T ROWE PRICE	333,646	6.64
	U.S. RETIREMENT PROGRAM
INSTITUTIONAL AFRICA & MIDDLE	NATIONAL FINANCIAL SERVICES	20,475,977	69.68(b)
EAST	NORTHERN TRUST AS CUSTODIAN FBO	1,861,352	6.33
	JOHN E FETZER INSTITUTE
	UNIVERSITY OF ARKANSAS	6,444,767	21.93
	FOUNDATION INC FAYETTEVILLE AR 72701-6944
INSTITUIONAL CASH RESERVES	T ROWE PRICE ASSOCIATES	50,000,000	41.36(c)
	T ROWE PRICE SERVICES INC	20,000,000	16.54
	T ROWE PRICE RETIREMENT PLAN SERVICES INC	50,000,000	41.36(a)
INSTITUTIONAL CORE PLUS	BAND & CO MILWAUKEE WI 53212-3958	3,135,519	8.16
	JEANETTE STUMP &	3,805,240	9.91
	JAMES CARNEY & HOWARD KLINE TRS
	SPECIAL METALS CORPORATION RETIREE BENEFIT TRUST PITTSBURGH PA 15222-1209
	NATIONAL FINANCIAL SERVICES	10,544,565	27.45(b)
	SEI PRIVATE TRUST COMPANY	4,455,833	11.60

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INSTITUTIONAL CREDIT OPPORTUNITIES	BOWMAN & CO BALTIMORE MD 21202-1009	297,226	10.01
	T ROWE PRICE ASSOCIATES	2,500,000	84.17(c)
	TRUSTEES OF T ROWE PRICE	172,825	5.82
	U.S. RETIREMENT PROGRAM
INSTITUTIONAL EMERGING MARKETS	CHARLES SCHWAB & CO INC	4,665,571	11.41
BOND	LADYBIRD & CO	12,686,734	31.03(d)
	LADYBUG & CO	8,684,375	21.24
	LAKESIDE & CO	3,488,920	8.53
	NATIONAL FINANCIAL SERVICES	2,579,240	6.31
	VANGUARD FIDUCIARY TRUST COMPANY	2,357,139	5.77
INSTITUTIONAL EMERGING MARKETS EQUITY	GOLDMAN SACHS & CO NEW YORK NY 10004-2434	5,886,788	13.30
	JPMORGAN CHASE BANK NA AS CUSTODIAN	2,557,409	5.78
	LAKESIDE & CO	2,705,593	6.11
	NATIONAL FINANCIAL SERVICES	4,778,841	10.79
	WELLS FARGO BANK NA FBO MINNEAPOLIS MN 55480-1533	12,252,130	27.68(b)
INSTITUTIONAL FLOATING RATE	CHARLES SCHWAB & CO INC	50,841,230	10.68
	J.P. MORGAN SECURITIES LLC	53,038,135	11.14
	NATIONAL FINANCIAL SERVICES	58,781,540	12.35
	TD AMERITRADE INC	29,196,826	6.14
	TUNA & CO	79,181,706	16.64
	WELLS FARGO BANK NA	53,912,714	11.33
INSTITUTIONAL FLOATING RATE	CHARLES SCHWAB & CO INC	4,140,853	7.13
FUND—F CLASS	NATIONAL FINANCIAL SERVICES	4,684,160	8.07
	SAXON & CO PHILADELPHIA PA 19182-0001	28,266,738	48.69(b)
	SAXON & CO	3,927,026	6.76
	TD AMERITRADE INC	9,921,202	17.09
INSTITUTIONAL FRONTIER MARKETS	CHARLES SCHWAB & CO INC	470,540	6.88
EQUITY	NATIONAL FINANCIAL SERVICES	736,098	10.76
	SEI PRIVATE TRUST COMPANY	2,051,602	30.00(b)
	T ROWE PRICE ASSOCIATES	2,520,186	36.85(c)
INSTITUTIONAL GLOBAL FOCUSED	NATIONAL FINANCIAL SERVICES	1,205,696	30.37(b)
GROWTH EQUITY	TRUSTEES OF T ROWE PRICE	2,764,480	69.63(a)
	U.S. RETIREMENT PROGRAM
INSTITUTIONAL GLOBAL GROWTH	CHARLES SCHWAB & CO INC	3,758,293	24.07
EQUITY	NATIONAL FINANCIAL SERVICES	9,148,603	58.59(b)
	SAXON & CO	813,316	5.21
	STATE STREET BANK AND TRUST AS	1,448,965	9.28
	TTEE FOR THE MASTER TRUST FOR
	DEFINED BENEFIT PLANS
	OF SYNGENTA CORPORATION KANSAS CITY MO 64105-1307
INSTITUTIONAL GLOBAL MULTI-SECTOR BOND	CAPINCO MILWAUKEE WI 53212-3958	613,018	28.88(b)
	JPMORGAN CHASE BANK, N. A.	538,484	25.37(b)
	NATIONAL FINANCIAL SERVICES	469,310	22.11
	TRUSTEES OF T ROWE PRICE	502,128	23.65
	U.S. RETIREMENT PROGRAM
INSTITUTIONAL GLOBAL VALUE EQUITY	T ROWE PRICE ASSOCIATES	700,000	82.48(c)
	TRUSTEES OF T ROWE PRICE	148,694	17.52
	U.S. RETIREMENT PROGRAM

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INSTITUTIONAL HIGH YIELD	BREAD & CO	15,221,579	8.75
	GOLDMAN SACHS & CO	21,211,306	12.19
	LADYBIRD & CO	10,110,212	5.81
	NATIONAL FINANCIAL SERVICES	28,964,869	16.64
	TUNA & CO	13,561,319	7.79
INSTITUTIONAL INTERNATIONAL BOND	LADYBIRD & CO	11,300,678	24.59
	LADYBUG & CO	8,297,601	18.06
	LAKESIDE & CO	3,678,099	8.00
	PERSHING LLC	3,394,071	7.39
	TD AMERITRADE INC	13,955,599	30.37(b)
INSTITUTIONAL INTERNATIONAL	CHARLES SCHWAB & CO INC	9,412,224	24.51
CONCENTRATED EQUITY	COLUMBIA TRUST PARTNERS SALEM OR 97308-1012	2,300,824	5.99
	NATIONAL FINANCIAL SERVICES	9,886,624	25.75(b)
	PERSHING LLC	7,891,747	20.55
	T ROWE PRICE ASSOCIATES	4,862,792	12.66
INSTITUTIONAL INTERNATIONAL CORE	CHARLES SCHWAB & CO INC	691,285	5.09
EQUITY	DEKALB COUNTY PENSION PLAN DECATUR GA 30030-3222	9,911,540	73.00(b)
	WELLS FARGO BANK NA	1,499,211	11.04
INSTITUTIONAL INTERNATIONAL	BNA FOREIGN EQUITY FUND	899,183	38.19(b)
GROWTH EQUITY	KEYBANK NA	329,305	13.99
	LINK-BELT EE RETMT-T. ROWE PRICE PR CLEVELAND OH 44101-4871
	NATIONAL FINANCIAL SERVICES	814,471	34.59(b)
	SAXON & CO	144,494	6.14
INSTITUTIONAL LARGE-CAP CORE	NATIONAL FINANCIAL SERVICES	32,155,572	38.34(b)
GROWTH	VANGUARD FIDUCIARY TRUST COMPANY	10,546,980	12.58
	T ROWE INSTITUTIONAL CLASS VALLEY FORGE PA 19482-2600
INSTITUTIONAL LARGE-CAP GROWTH	BANK OF AMERICA NA TRUSTEE FOR	22,959,048	5.28
	MERRILL LYNCH & CO INC 401K SAVINGS & INVESTMENT PLAN HOUSTON TX 77002-2700
	BANK OF AMERICA NA TRUSTEE FOR	51,266,388	11.78
	THE BANK OF AMERICA 401K PLAN
	CHARLES SCHWAB & CO INC	24,754,261	5.69
	EDWARD D JONES & CO	40,743,463	9.36
	NATIONAL FINANCIAL SERVICES	82,207,346	18.89
INSTITUTIONAL LARGE-CAP VALUE	CHARLES SCHWAB & CO INC	11,961,837	7.11
	NATIONAL FINANCIAL SERVICES	81,660,545	48.53(b)
	TIAA, FSB CUST/TTEE FBO	18,102,321	10.76
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO 63102-2748
INSTITUTIONAL LONG DURATION	BAND & CO	867,016	22.79
CREDIT	INVESTMENT COMPANY INSTITUTE WASHINGTON DC 20005-2110	751,722	19.76
	NATIONAL FINANCIAL SERVICES	628,215	16.51
	T ROWE PRICE ASSOCIATES	1,500,000	39.43(c)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INSTITUTIONAL MID-CAP EQUITY GROWTH	KY PUBLIC EMP DEF COMP AUTHORITY COLUMBUS OH 43218-2029	6,267,363	5.11
	NATIONAL FINANCIAL SERVICES	39,201,266	31.95(b)
	THE STATE OF WISCONSIN DEF COMP BRD FBO WISCONSIN DCP GREENWOOD VLG CO 80111-5002	9,532,062	7.77
	VANGUARD FIDUCIARY TRUST COMPANY	13,196,120	10.75
	T ROWE INSTITUTIONAL CLASS
INSTITUTIONAL SMALL-CAP STOCK	NATIONAL FINANCIAL SERVICES	54,934,329	29.89(b)
	NORTHERN TRUST COMPANY	16,487,607	8.97
	FBO PFIZER SAVINGS AND
	INVESTMENT PLAN
	STATE OF FLORIDA PUBLIC	10,948,721	5.96
	EMPLOYEES OPTIONAL RETIREMENT
	PROGRAM-FLORIDA RETIREMENT SYSTEM TALLAHASSEE FL 32308-7743
	STATE OF MINNESOTA	28,586,302	15.56
	FBO MINNESOTA STATE RETIREMENT SYST GREENWOOD VLG CO 80111-5002
	VANGUARD FIDUCIARY TRUST COMPANY	29,380,073	15.99
	T ROWE INSTITUTIONAL CLASS
INSTITUTIONAL U.S. STRUCTURED	GREAT-WEST TRUST COMPANY LLC	2,853,490	6.27
RESEARCH	FBO DEFINED BENEFIT PLANS
	JOHN HANCOCK TRUST COMPANY	3,062,775	6.73
	MAC & CO	2,630,975	5.78
	MCWOOD & CO RALEIGH NC 27626-0522	3,885,672	8.53
	NATIONAL FINANCIAL SERVICES	10,214,702	22.43
	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS	4,004,330	8.79
	CHARLOTTE NC 28288-0001
	WELLS FARGO BANK NA FBO T. ROWE PRICE INSTL STRUCTURED RSRC	5,791,861	12.72
	WELLS FARGO BANK NA FBO UCARE MINNESOTA	7,446,528	16.35
INTERMEDIATE TAX-FREE HIGH YIELD	CHARLES SCHWAB & CO INC	438,999	8.61
	T ROWE PRICE ASSOCIATES	3,002,273	58.89(c)
INTERMEDIATE TAX-FREE HIGH YIELD	LPL FINANCIAL	23,192	40.73(b)
FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	5,413	9.51
	PERSHING LLC	3,304	5.80
	T ROWE PRICE ASSOCIATES	25,000	43.91(c)
INTERMEDIATE TAX-FREE HIGH YIELD	J D EISNER F R ROCKWELL TRS	55,366	19.08
FUND—I CLASS	JOHN R ROCKWELL MARITAL TRUST
	JONATHAN D EISNER	19,282	6.65
	EDWARD C BERNARD TRS
	SCOTT R ROCKWELL 2010 TRUST
	T ROWE PRICE ASSOCIATES	24,248	8.36
	TERRY ROSELL	146,353	50.44(b)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INTERNATIONAL BOND	SPECTRUM INCOME FUND	55,611,901	24.87
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	19,034,495	8.51
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	13,812,713	6.18
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	14,590,093	6.53
	RETIREMENT PORTFOLIO 2030
	WELLS FARGO CLEARING SERVICES LLC	11,832,639	5.29
INTERNATIONAL BOND FUND—	CHARLES SCHWAB & CO INC	50,909	5.40
ADVISOR CLASS	LPL FINANCIAL	145,502	15.42
	MORGAN STANLEY SMITH BARNEY	56,653	6.01
	NATIONAL FINANCIAL SERVICES	153,558	16.28
	PERSHING LLC	76,300	8.09
	RAYMOND JAMES	94,120	9.98
	TD AMERITRADE INC	170,033	18.02
INTERNATIONAL BOND FUND—I CLASS	EDWARD D JONES & CO	45,846,058	75.02(b)
INTERNATIONAL BOND (USD HEDGED)	T ROWE PRICE ASSOCIATES	14,025,345	5.96
	RETIREMENT PORTFOLIO 2010
	T ROWE PRICE ASSOCIATES	16,698,555	7.10
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	21,243,871	9.03
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	53,038,566	22.55
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	40,484,354	17.21
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	40,411,287	17.18
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	19,583,844	8.33
	RETIREMENT PORTFOLIO 2035
INTERNATIONAL BOND (USD	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
HEDGED)—ADVISOR CLASS
INTERNATIONAL BOND (USD	T ROWE PRICE ASSOCIATES	2,487,490	6.47
HEDGED)—I CLASS	RETIREMENT I 2015 FUND
	T ROWE PRICE ASSOCIATES	7,604,579	19.78
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	6,004,571	15.62
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	6,315,048	16.43
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	3,167,020	8.24
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	2,912,757	7.58
	RETIREMENT I 2040 FUND
INTERNATIONAL CONCENTRATED EQUITY	NATIONAL FINANCIAL SERVICES	8,472,463	82.15(b)
INTERNATIONAL CONCENTRATED	CHARLES SCHWAB & CO INC	8,013	5.25
EQUITY FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	17,825	11.67
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	39,387	25.78(b)
	PERSHING LLC	8,864	5.80
	T ROWE PRICE ASSOCIATES	25,000	16.37
	TD AMERITRADE INC	49,190	32.20(b)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INTERNATIONAL CONCENTRATED	NATIONAL FINANCIAL SERVICES	140,336	34.98(b)
EQUITY FUND—I CLASS	PERSHING LLC	49,861	12.43
	T ROWE PRICE ASSOCIATES	25,961	6.47
	TD AMERITRADE INC	21,257	5.30
	TRUSTEES OF T ROWE PRICE	154,486	38.51(a)
	U.S. RETIREMENT PROGRAM
INTERNATIONAL DISCOVERY	NATIONAL FINANCIAL SERVICES	9,651,389	12.59
	PERSHING LLC	5,153,398	6.72
INTERNATIONAL DISCOVERY FUND—	CHARLES SCHWAB & CO INC	2,952,063	6.72
I CLASS	EDWARD D JONES & CO	9,783,505	22.27
	NATIONAL FINANCIAL SERVICES	11,356,213	25.85(b)
	VANGUARD FIDUCIARY TRUST COMPANY	6,747,085	15.36
INTERNATIONAL EQUITY INDEX	MARYLAND COLLEGE INVESTMENT PLAN	5,994,944	14.16
	GLOBAL EQUITY MARKET INDEX BALTIMORE MD 21202-1009
INTERNATIONAL STOCK	T ROWE PRICE ASSOCIATES	67,800,719	10.19
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	58,999,269	8.87
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	58,452,005	8.79
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	83,377,976	12.53
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	54,493,781	8.19
	RETIREMENT PORTFOLIO 2035
	T ROWE PRICE ASSOCIATES	37,596,346	5.65
	RETIREMENT PORTFOLIO 2045
INTERNATIONAL STOCK FUND—	NATIONAL FINANCIAL SERVICES	6,185,094	78.93(b)
ADVISOR CLASS	TD AMERITRADE TRUST COMPANY	447,992	5.72
INTERNATIONAL STOCK FUND—	EDWARD D JONES & CO	33,702,158	22.98
I CLASS	NATIONAL FINANCIAL SERVICES	27,661,438	18.86
	T ROWE PRICE ASSOCIATES	8,432,041	5.75
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	8,620,530	5.88
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	12,825,332	8.74
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	8,798,026	6.00
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	11,754,263	8.01
	RETIREMENT I 2040 FUND
INTERNATIONAL STOCK FUND—	ACCESS INC TTEE FBO	29,550	5.87
R CLASS	ACCESS INC 401K PSP GREENWOOD VLG CO 80111-5002
	AMERICAN UNITED LIFE	80,090	15.90
	SEPARATE ACCOUNT II
	AXA EQUITABLE FOR SA NO 65	50,819	10.09
	CAPITAL BANK & TRUST COMPANY TTEE	41,462	8.23
	PATTCO LLC 401K
	DCGT AS TTEE AND/OR CUST	63,673	12.64
	FBO PLIC VARIOUS RETIREMENT PLANS
	NATIONWIDE TRUST CO FSB	27,958	5.55

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INTERNATIONAL STOCK PORTFOLIO	ALLAMERICA FINANCIAL LIFE	2,511,469	11.42
	INSURANCE AND ANNUITY COMPANY TOPEKA KS 66636-1000
	FARM BUREAU LIFE INS CO WEST DES MOINES IA 50266-5997	1,181,483	5.37
	NYLIAC	2,724,148	12.39
	PRUCO LIFE INSURANCE COMPANY	1,156,283	5.26
	PLAZ ANNUITY
	PRUCO LIFE INSURANCE COMPANY	4,863,165	22.11
	PLAZ LIFE
	SECURITY BENEFIT LIFE INS CO	1,256,059	5.71
	FBO T ROWE PRICE NO LOAD V A
	TRANSAMERICA PREMIER LIFE INSURANCE	2,362,149	10.74
	WRL SERIES LIFE CORPORATE ACCOUNT CEDAR RAPIDS IA 52499-3830
INTERNATIONAL VALUE EQUITY	T ROWE PRICE ASSOCIATES	94,250,789	12.42
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	82,932,458	10.93
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	81,632,916	10.75
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	116,306,145	15.32
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	76,199,531	10.04
	RETIREMENT PORTFOLIO 2035
	T ROWE PRICE ASSOCIATES	52,807,526	6.96
	RETIREMENT PORTFOLIO 2045
	T ROWE PRICE ASSOCIATES	42,852,177	5.65
	RETIREMENT PORTFOLIO 2050
INTERNATIONAL VALUE EQUITY	AMERICAN UNITED LIFE	722,479	6.79
FUND—ADVISOR CLASS	AMERICAN UNIT INVESTMENT TRUST
	NATIONAL FINANCIAL SERVICES	1,973,464	18.54
	PERSHING LLC	2,269,510	21.32
	STATE STREET BANK AND TRUST AS	2,295,869	21.56
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VRSCO	577,334	5.42
	FBO AIGFSB CUST TTEE FBO
	MT SINAI 403B
INTERNATIONAL VALUE EQUITY	T ROWE PRICE ASSOCIATES	11,909,406	9.46
FUND—I CLASS	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	12,273,693	9.75
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	18,195,832	14.45
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	12,488,876	9.92
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	16,633,238	13.21
	RETIREMENT I 2040 FUND
	T ROWE PRICE ASSOCIATES	9,287,500	7.37
	RETIREMENT I 2045 FUND
	T ROWE PRICE ASSOCIATES	9,286,834	7.37
	RETIREMENT I 2050 FUND

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
INTERNATIONAL VALUE EQUITY	AMERICAN UNITED LIFE	347,800	7.81
FUND—R CLASS	SEPARATE ACCOUNT II
	DCGT AS TTEE AND/OR CUST	303,937	6.82
	FBO PLIC VARIOUS RETIREMENT PLANS
	SAMMONS FINANCIAL NETWORK LLC	550,391	12.36
	STATE STREET BANK AND TRUST AS	1,021,277	22.93
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
INVESTMENT-GRADE CORPORATE	ALLEN & COMPANY	1,110,284	10.44
MULTI-SECTOR ACCOUNT PORTFOLIO	BALTIMORE EQUITABLE SOCIETY	1,070,265	10.07
	CBE OF NEW BRUNSWICK	707,506	6.65
	IG CORPORATE MAP
	GENERAL DYNAMICS CORP 401K	4,719,338	44.38(b)
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	2,026,094	19.05
	COMMISSION
	T ROWE PRICE ASSOCIATES	1,000,000	9.40
JAPAN	CHARLES SCHWAB & CO INC	3,026,686	5.40
	MORGAN STANLEY SMITH BARNEY	20,697,842	36.90(b)
	SPECTRUM INTERNATIONAL FUND	13,063,803	23.29
	T ROWE PRICE ASSOCIATES
JAPAN FUND—I CLASS	CHARLES SCHWAB & CO INC	24,110	5.74
	J.P. MORGAN SECURITIES LLC	33,398	7.95
	TRUSTEES OF T ROWE PRICE	338,117	80.49(a)
	U.S. RETIREMENT PROGRAM
LATIN AMERICA	CHARLES SCHWAB & CO INC	1,473,230	5.47
	NATIONAL FINANCIAL SERVICES	2,613,455	9.71
LATIN AMERICA FUND—I CLASS	ROBERT D AWALT	55,933	8.70
	KATHERINE J AWALT JT TEN
	TRUSTEES OF T ROWE PRICE	522,265	81.25(a)
	U.S. RETIREMENT PROGRAM
LIMITED DURATION INFLATION	T ROWE PRICE ASSOCIATES	156,056,447	10.26
FOCUSED BOND	RETIREMENT INCOME PORTFOLIO
	T ROWE PRICE ASSOCIATES	158,618,664	10.43
	RETIREMENT PORTFOLIO 2010
	T ROWE PRICE ASSOCIATES	203,518,137	13.38
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	347,591,072	22.86
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	160,800,295	10.57
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	99,439,612	6.54
	RETIREMENT PORTFOLIO 2030

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
LIMITED DURATION INFLATION	T ROWE PRICE ASSOCIATES	10,427,985	5.49
FOCUSED BOND FUND—I CLASS	TARGET 2020 FUND
	T ROWE PRICE ASSOCIATES	12,997,760	6.84
	RETIREMENT BALANCED I FUND
	T ROWE PRICE ASSOCIATES	15,736,989	8.28
	RETIREMENT I 2010 FUND
	T ROWE PRICE ASSOCIATES	23,913,915	12.59
	RETIREMENT I 2015 FUND
	T ROWE PRICE ASSOCIATES	50,159,761	26.40(c)
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	24,139,856	12.71
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	15,940,334	8.39
	RETIREMENT I 2030 FUND
LIMITED-TERM BOND PORTFOLIO	JPMORGAN CHASE BANK CUST FBO	8,876,769	9.75
	INTELLIGENT VARIABLE ANNUITY
	TIAA-CREF LIFE INSURANCE CO CHARLOTTE NC 28262-8551
	NATIONWIDE INSURANCE COMPANY	18,554,398	20.39
	TRANSAMERICA PREMIER LIFE INSURANCE EM PRIVATE PLACEMENT	46,728,077	51.34(f)
LIMITED-TERM BOND PORTFOLIO—II	JEFFERSON NATIONAL LIFE INS CO	1,445,944	93.52(f)
MARYLAND SHORT-TERM TAX-FREE	CHARLES SCHWAB & CO INC	2,879,178	8.81
BOND	PERSHING LLC	1,912,381	5.85
MARYLAND SHORT-TERM TAX-FREE BOND FUND—I CLASS	BANK OF NEW YORK MELLON N.A. PITTSBURGH PA 15253-4005	721,411	17.41
	JOHN D BESSON	1,019,970	24.61
	KAREN S BESSON TEN ENT
MARYLAND TAX-FREE BOND	CHARLES SCHWAB & CO INC	14,013,943	6.63
	NATIONAL FINANCIAL SERVICES	14,012,744	6.63
MARYLAND TAX-FREE BOND FUND—	BANK OF NEW YORK MELLON N.A.	506,915	11.80
I CLASS	CHARLES SCHWAB & CO INC	333,058	7.75
	NORMAN FREIDKIN	263,506	6.13
	VANGUARD BROKERAGE SERVICES VALLEY FORGE PA 19482-1170	272,164	6.33
MARYLAND TAX-FREE MONEY	KEITH A. LEE	16,801,961	21.75
MARYLAND TAX-FREE MONEY FUND—	DAVID C TOLBERT	101,452	28.87(b)
I CLASS	DEBRA J TOLBERT JT TEN
	T ROWE PRICE ASSOCIATES	250,000	71.13(c)
MID-CAP GROWTH	CHARLES SCHWAB & CO INC	16,656,510	6.10
	NATIONAL FINANCIAL SERVICES	33,947,659	12.43
	T ROWE PRICE TRUST CO INC	32,554,317	11.92
MID-CAP GROWTH FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	3,372,701	28.99(b)
	RELIANCE TRUST COMPANY FBO	1,396,111	12.00
	INSPER 401K
	VOYA INSTITUTIONAL TRUST AS	1,910,913	16.43
	TRUSTEE FOR THE ADP TOTALSOURCE
	RETIREMENT SAVINGS PLAN BRAINTREE MA 02184-8747
MID-CAP GROWTH FUND—I CLASS	CHARLES SCHWAB & CO INC	6,522,336	12.14
	NATIONAL FINANCIAL SERVICES	9,556,572	17.79
	STANDARD INSURANCE CO PORTLAND OR 97204-1093	3,373,589	6.28

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
MID-CAP GROWTH FUND—R CLASS	AMERICAN UNITED LIFE	265,804	15.65
	SEPARATE ACCOUNT II
	NATIONWIDE TRUST CO FSB	227,642	13.40
	SUNTRUST BANK	213,975	12.60
	VOYA INSTITUTIONAL TRUST COMPANY WINDSOR CT 06095-4774	92,589	5.45
	VOYA RETIREMENT INS & ANNUITY CO	201,846	11.88
MID-CAP GROWTH PORTFOLIO	C M LIFE INSURANCE CO SPRINGFIELD MA 01111-0001	1,908,117	13.24
	FARM BUREAU LIFE INS CO	857,740	5.95
	M M L BAYSTATE LIFE INS CO SPRINGFIELD MA 01111-0001	1,595,860	11.07
	MASS MUTUAL LIFE INS CO SPRINGFIELD MA 01111-0001	1,977,568	13.72
	MODERN WOODMEN OF AMERICA	1,585,611	11.00
	SECURITY BENEFIT LIFE INS CO	2,253,670	15.63
	FBO T ROWE PRICE NO LOAD V A
	TRANSAMERICA LIFE INSURANCE	1,022,704	7.09
	EM PRIVATE PLACEMENT CEDAR RAPIDS IA 52499-2390
MID-CAP GROWTH PORTFOLIO—II	LINCOLN NATIONAL LIFE INS CO	193,994	11.21
	SEPARATE ACCOUNT MUTUAL FUND FORT WAYNE IN 46802-3506
	NATIONWIDE INSURANCE COMPANY	894,994	51.70(f)
	NATIONWIDE LIFE INSURANCE COMPANY	619,018	35.75(f)
MID-CAP INDEX	T ROWE PRICE ASSOCIATES	475,000	100.00(c)
MID-CAP INDEX FUND—I CLASS	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
MID-CAP VALUE	NATIONAL FINANCIAL SERVICES	26,307,399	7.52
	T ROWE PRICE ASSOCIATES	20,482,874	5.85
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	18,109,860	5.18
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	17,867,222	5.11
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	25,534,491	7.30
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE RPS INC	18,317,890	5.23
MID-CAP VALUE FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	4,768,180	46.48(b)
CLASS	SUNTRUST BANK	521,306	5.08
MID-CAP VALUE FUND—I CLASS	EDWARD D JONES & CO	4,774,478	5.81
	NATIONAL FINANCIAL SERVICES	12,239,805	14.90
	STATE OF SOUTH CAROLINA TRUSTEE	5,492,312	6.69
	FBO STATE OF SOUTH CAROLINA 401K
	GREENWOOD VLG CO 80111-5002
MID-CAP VALUE FUND—R CLASS	NATIONWIDE TRUST CO FSB	1,562,981	23.49
	STATE STREET BANK AND TRUST AS	2,880,636	43.28(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	411,853	6.19

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
MORTGAGE-BACKED SECURITIES	ALLEN & COMPANY	961,671	8.28
MULTI-SECTOR ACCOUNT PORTFOLIO	BALTIMORE EQUITABLE SOCIETY	789,819	6.80
	CBE OF NEW BRUNSWICK	1,777,637	15.31
	MORTGAGE BACKED SECURITIES MAP
	GENERAL DYNAMICS CORP 401K	3,481,850	29.98(b)
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	1,485,721	12.79
	COMMISSION
	T ROWE PRICE ASSOCIATES	1,000,000	8.61
	XCEL ENERGY INC.	2,115,995	18.22
MULTI-STRATEGY TOTAL RETURN	T ROWE PRICE ASSOCIATES	4,975,000	100.00(c)
MULTI-STRATEGY TOTAL RETURN—I CLASS	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
NEW AMERICA GROWTH	CHARLES SCHWAB & CO INC	7,905,639	10.67
	NATIONAL FINANCIAL SERVICES	14,335,720	19.35
	T ROWE PRICE TRUST CO INC	4,936,613	6.66
NEW AMERICA GROWTH FUND—	CHARLES SCHWAB & CO INC	518,387	8.11
ADVISOR CLASS	DCGT AS TTEE AND/OR CUST	328,286	5.14
	FBO PLIC VARIOUS RETIREMENT PLANS
	MATRIX TRUST COMPANY TRUSTEE FBO	356,387	5.58
	VALLEY MEDICAL CENTER 403B
	NATIONAL FINANCIAL SERVICES	1,339,454	20.96
	SANTA BARBARA CNTY TREAS TX COLL TT	539,360	8.44
	FBO SANTA BARBARA COUNTY DCP GREENWOOD VLG CO 80111-5002
	VRSCO	1,231,289	19.27
	FBO AIGFSB CUST TTEE FBO
	WAKEMED RET SAV PLAN 403B
NEW AMERICA GROWTH FUND—	GREAT-WEST TRUST COMPANY LLC TTEE	590,656	5.38
I CLASS	RECORDKEEPING FOR LARGE BENEFIT PL
	NATIONAL FINANCIAL SERVICES	4,491,287	40.91(b)
	T ROWE PRICE RPS INC	742,905	6.77
NEW AMERICA GROWTH PORTFOLIO	FARM BUREAU LIFE INS CO	452,928	5.72
	MODERN WOODMEN OF AMERICA	743,845	9.40
	NATIONWIDE INSURANCE COMPANY	1,535,108	19.40
	NATIONWIDE LIFE INSURANCE COMPANY	1,533,288	19.38
	PARAGON LIFE INSURANCE CO SAINT LOUIS MO 63128-3499	523,250	6.61
	SECURITY BENEFIT LIFE INS CO	1,312,173	16.58
	FBO T ROWE PRICE NO LOAD V A
NEW ASIA	CHARLES SCHWAB & CO INC	9,185,301	6.39
	NATIONAL FINANCIAL SERVICES	14,307,073	9.95
	SPECTRUM INTERNATIONAL FUND	10,260,157	7.14
	T ROWE PRICE ASSOCIATES
NEW ASIA FUND—I CLASS	CHARLES SCHWAB & CO INC	1,183,486	6.71
	J.P. MORGAN SECURITIES LLC	8,333,422	47.23(b)
	NATIONAL FINANCIAL SERVICES	1,420,357	8.05
	TRUSTEES OF T ROWE PRICE	1,216,474	6.89
	U.S. RETIREMENT PROGRAM
NEW ERA	CHARLES SCHWAB & CO INC	5,469,949	8.28
	NATIONAL FINANCIAL SERVICES	8,569,980	12.98
NEW ERA FUND—I CLASS	NATIONAL FINANCIAL SERVICES	17,993,283	43.46(b)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
NEW HORIZONS	NATIONAL FINANCIAL SERVICES	34,240,949	10.14
	T ROWE PRICE TRUST CO INC	36,165,469	10.71
NEW HORIZONS FUND—I CLASS	NATIONAL FINANCIAL SERVICES	22,202,903	29.74(b)
	T ROWE PRICE RPS INC	6,792,850	9.10
NEW INCOME	SPECTRUM INCOME FUND	161,836,655	6.49
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	143,353,886	5.75
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	180,466,429	7.24
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	448,095,778	17.98
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	339,719,476	13.63
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	342,763,130	13.76
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	167,875,566	6.74
	RETIREMENT PORTFOLIO 2035
NEW INCOME FUND—ADVISOR CLASS	JOHN HANCOCK TRUST COMPANY	285,883	5.44
	MORGAN STANLEY SMITH BARNEY	316,713	6.02
	NATIONAL FINANCIAL SERVICES	451,545	8.59
	PERSHING LLC	776,250	14.76
	STATE STREET BANK AND TRUST AS	265,044	5.04
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	WTRISC CO IRA OMNIBUS ACCT	1,212,804	23.06
NEW INCOME FUND—I CLASS	EDWARD D JONES & CO	88,763,164	11.73
	J.P. MORGAN SECURITIES LLC	303,971,570	40.18(b)
	T ROWE PRICE ASSOCIATES	65,059,479	8.60
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	51,071,932	6.75
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	53,956,339	7.13
	RETIREMENT I 2030 FUND
NEW INCOME FUND—R CLASS	CAMILLE VANDEVANTER DDS PS TTEE	39,899	8.41
	FBO CAMILLE VANDEVANTER DDS PS 401K RET GREENWOOD VLG CO 80111-5002
	EMJAY CORPORATION CUSTODIAN FBO	37,951	8.00
	PLANS OF GREAT WEST FINANCIAL GREENWOOD VLG CO 80111-5002
	K CHADWICK K BLALOCK TTEES	36,741	7.75
	FIERCE ISAKOWITZ & BLALOCK LLC
	NATIONWIDE TRUST CO FSB	38,029	8.02
	STATE STREET BANK AND TRUST AS	146,114	30.81(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VRSCO	30,862	6.51
	FBO AIGFSB CUST TTEE FBO UNIV OF NORTH TEXAS OPT RET PL 40313 HOUSTON TX 77019-7117
NEW JERSEY TAX-FREE BOND	NATIONAL FINANCIAL SERVICES	10,334,333	29.88(b)
NEW JERSEY TAX-FREE BOND FUND— I CLASS	T ROWE PRICE ASSOCIATES	20,868	97.40(c)
NEW YORK TAX-FREE BOND	NATIONAL FINANCIAL SERVICES	3,014,159	7.34

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
NEW YORK TAX-FREE BOND FUND—	THE JOHN S D'ALIMONTE REV TRUST	103,207	13.97
I CLASS	MELVIN K SPIGELMAN MERLYN N SPIGELMAN JT TEN	86,437	11.70
	ROBERT S KAPLAN JAMIE SCHUVAL JT TEN	366,588	49.63(b)
	SEI PRIVATE TRUST COMPANY	92,544	12.53
NEW YORK TAX-FREE MONEY	H MARK GLASBERG	9,468,127	16.56
	PAULA D GLASBERG JT TEN T O D
NEW YORK TAX-FREE MONEY FUND—	T ROWE PRICE ASSOCIATES	250,000	100.00(c)
I CLASS
OVERSEAS STOCK	T ROWE PRICE ASSOCIATES	129,436,868	13.67
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	112,600,406	11.89
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	111,691,287	11.80
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	158,844,654	16.78
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	104,503,597	11.04
	RETIREMENT PORTFOLIO 2035
	T ROWE PRICE ASSOCIATES	72,098,978	7.62
	RETIREMENT PORTFOLIO 2045
	T ROWE PRICE ASSOCIATES	58,672,412	6.20
	RETIREMENT PORTFOLIO 2050
OVERSEAS STOCK FUND—ADVISOR	GREAT-WEST TRUST COMPANY LLC FBO	35,453	7.75
CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	PERSHING LLC	58,695	12.83
	SUNTRUST BANK	198,195	43.33(b)
	T ROWE PRICE ASSOCIATES	26,316	5.75
	TD AMERITRADE INC	24,144	5.28
	TRUST COMPANY OF AMERICA	113,031	24.71
OVERSEAS STOCK FUND—I CLASS	EDWARD D JONES & CO	53,914,464	12.52
	J.P. MORGAN SECURITIES LLC	74,512,902	17.30
	NATIONAL FINANCIAL SERVICES	94,130,701	21.86
	T ROWE PRICE ASSOCIATES	24,643,122	5.72
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	22,454,989	5.21
	RETIREMENT I 2040 FUND
	WELLS FARGO BANK NA	27,792,844	6.45
PERSONAL STRATEGY BALANCED	NATIONAL FINANCIAL SERVICES	16,998,410	18.59
	T ROWE PRICE TRUST CO INC	7,666,090	8.38
	BALANCED
PERSONAL STRATEGY BALANCED	NATIONAL FINANCIAL SERVICES	3,390,921	45.70(b)
FUND—I CLASS	T ROWE PRICE RPS INC	491,846	6.63
PERSONAL STRATEGY BALANCED	FARM BUREAU LIFE INS CO	1,009,932	11.65
PORTFOLIO	MODERN WOODMEN OF AMERICA	1,409,007	16.25
	NYLIAC	557,218	6.43
	NYLIM CENTER
	PARAGON LIFE INSURANCE CO	1,187,243	13.70
	SECURITY BENEFIT LIFE INS CO	1,954,494	22.55
	FBO T ROWE PRICE NO LOAD V A
PERSONAL STRATEGY GROWTH	NATIONAL FINANCIAL SERVICES	8,997,078	14.67
	NATIONWIDE TRUST COMPANY FSB	4,151,705	6.77
	T ROWE PRICE TRUST CO INC	3,141,361	5.12

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
PERSONAL STRATEGY GROWTH	JOHN HANCOCK TRUST COMPANY LLC	227,966	5.02
FUND—I CLASS	NATIONAL FINANCIAL SERVICES	1,675,835	36.91(b)
	PERSHING LLC	455,904	10.04
PERSONAL STRATEGY INCOME	NATIONAL FINANCIAL SERVICES	9,495,863	9.58
PERSONAL STRATEGY INCOME FUND—	NATIONAL FINANCIAL SERVICES	8,471,916	71.80(b)
I CLASS
QM GLOBAL EQUITY	T ROWE PRICE ASSOCIATES	950,000	67.02(c)
QM GLOBAL EQUITY FUND—ADVISOR	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
CLASS
QM GLOBAL EQUITY FUND—I CLASS	T ROWE PRICE ASSOCIATES	25,000	49.79(c)
	TRUSTEES OF T ROWE PRICE	24,389	48.57(a)
	U.S. RETIREMENT PROGRAM
QM U.S. SMALL & MID-CAP CORE	T ROWE PRICE ASSOCIATES	950,000	24.12
EQUITY	TD AMERITRADE INC	359,707	9.13
QM U.S. SMALL & MID-CAP CORE	PERSHING LLC	5,718	14.71
EQUITY FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	25,000	64.31(c)
	UMB BANK NA C/F	2,709	6.97
	DANIEL R SAFRANEK SEPIRA SMITHTOWN NY 11787-4124
	UMB BANK NA C/F	3,373	8.68
	RAYMOND J HENDERSON PAWLING NY 12564-4205
QM U.S. SMALL & MID-CAP CORE	PERSHING LLC	5,657	10.30
EQUITY FUND—I CLASS	T ROWE PRICE ASSOCIATES	25,000	45.54(c)
	TRUSTEES OF T ROWE PRICE	23,472	42.76(a)
	U.S. RETIREMENT PROGRAM
QM U.S. SMALL-CAP GROWTH EQUITY	LPL FINANCIAL	6,654,928	5.26
	MORGAN STANLEY SMITH BARNEY	16,552,042	13.09
	NATIONAL FINANCIAL SERVICES	15,018,465	11.87
	PERSHING LLC	11,208,192	8.86
	UBS WM USA	6,608,608	5.23
	WELLS FARGO CLEARING SERVICES LLC	6,995,511	5.53
QM U.S. SMALL-CAP GROWTH EQUITY	JOHN HANCOCK LIFE	121,496	15.54
FUND—ADVISOR CLASS	INSURANCE USA
	LPL FINANCIAL	43,902	5.62
	NATIONAL FINANCIAL SERVICES	183,779	23.51
	UMB BANK CUSTODIAN	367,338	47.00(b)
	SECURITY FINANCIAL RESOURCES
QM U.S. SMALL-CAP GROWTH EQUITY	CHARLES SCHWAB & CO INC	8,274,845	16.37
FUND—I CLASS	NATIONAL FINANCIAL SERVICES	8,778,331	17.37
	PERSHING LLC	4,436,875	8.78
	STATE STREET BANK AND TRUST COMPANY	10,279,199	20.34
	AS TRUSTEE OF THE TRUST FOR THE NEW YORK STATE DC PLAN QUINCY MA 02169-0938
QM U.S. VALUE EQUITY	T ROWE PRICE ASSOCIATES	650,000	42.84(c)
QM U.S. VALUE EQUITY FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
QM U.S. VALUE EQUITY FUND—	DONALD E HINES TRUST	4,007	7.24
I CLASS	T ROWE PRICE ASSOCIATES	25,000	45.14(c)
	TRUSTEES OF T ROWE PRICE	23,331	42.12(a)
	U.S. RETIREMENT PROGRAM

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
REAL ASSETS	T ROWE PRICE ASSOCIATES	30,717,058	13.35
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	27,140,972	11.79
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	26,828,598	11.66
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	37,604,380	16.34
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	24,929,271	10.83
	RETIREMENT PORTFOLIO 2035
	T ROWE PRICE ASSOCIATES	16,867,727	7.33
	RETIREMENT PORTFOLIO 2045
	T ROWE PRICE ASSOCIATES	13,830,978	6.01
	RETIREMENT PORTFOLIO 2050
REAL ASSETS FUND—I CLASS	BREAD & CO	5,116,454	10.22
	LADYBUG & CO	2,693,490	5.38
	LAKESIDE & CO	3,365,124	6.72
	T ROWE PRICE ASSOCIATES	3,863,272	7.71
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	3,935,628	7.86
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	5,747,051	11.47
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	4,009,046	8.00
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	5,289,488	10.56
	RETIREMENT I 2040 FUND
	T ROWE PRICE ASSOCIATES	2,930,816	5.85
	RETIREMENT I 2045 FUND
	T ROWE PRICE ASSOCIATES	2,933,876	5.86
	RETIREMENT I 2050 FUND
REAL ESTATE	CHARLES SCHWAB & CO INC	7,227,265	5.16
	NATIONAL FINANCIAL SERVICES	20,570,351	14.69
	PERSHING LLC	25,987,585	18.55
	WELLS FARGO CLEARING SERVICES LLC	15,832,608	11.30
REAL ESTATE FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	849,651	11.93
	RELIANCE TRUST COMPANY FBO	2,839,807	39.87(b)
	INSPER 401K
REAL ESTATE FUND—I CLASS	WELLS FARGO BANK NA	52,936,891	79.91(b)
RETIREMENT 2005	NATIONAL FINANCIAL SERVICES	19,843,313	18.32
	T ROWE PRICE RPS INC	16,558,255	15.29
RETIREMENT 2005 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	1,621,619	24.80
	TAYNIK & CO BOSTON MA 02117-9130	356,193	5.45
	WTRISC CO IRA OMNIBUS ACCT WASHINGTON DC 20002-4239	1,259,267	19.26
RETIREMENT 2005 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	589,604	13.76
	STATE STREET BANK AND TRUST AS	979,539	22.86
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	954,505	22.28
RETIREMENT 2010	NATIONAL FINANCIAL SERVICES	34,026,929	15.13
	T ROWE PRICE RPS INC	26,866,308	11.94

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
RETIREMENT 2010 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	4,572,123	17.67
CLASS	TAYNIK & CO	2,458,373	9.50
RETIREMENT 2010 FUND—R CLASS	STATE STREET BANK AND TRUST AS	5,043,025	35.88(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	SUNTRUST BANK	957,681	6.81
RETIREMENT 2015	NATIONAL FINANCIAL SERVICES	77,816,119	16.58
	T ROWE PRICE RPS INC	88,009,289	18.75
RETIREMENT 2015 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	9,246,160	23.93
CLASS	RELIANCE TRUST COMPANY FBO	2,009,225	5.20
	RETIREMENT PLANS SERVICED BY METLIFE
RETIREMENT 2015 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	1,881,372	7.20
	STATE STREET BANK AND TRUST AS	7,828,351	29.95(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	3,436,839	13.15
RETIREMENT 2020	NATIONAL FINANCIAL SERVICES	179,631,802	21.83
	T ROWE PRICE RPS INC	185,572,373	22.55
RETIREMENT 2020 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	23,540,374	20.83
CLASS	TAYNIK & CO	8,521,009	7.54
RETIREMENT 2020 FUND—R CLASS	STATE STREET BANK AND TRUST AS	26,028,396	35.83(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TAYNIK & CO	3,903,179	5.37
RETIREMENT 2025	NATIONAL FINANCIAL SERVICES	228,019,214	24.01
	T ROWE PRICE RPS INC	257,285,342	27.09(a)
RETIREMENT 2025 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	24,839,776	24.85
CLASS	TAYNIK & CO	5,431,251	5.43
RETIREMENT 2025 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	5,753,909	7.58
	STATE STREET BANK AND TRUST AS	25,704,760	33.86(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	9,370,694	12.34
RETIREMENT 2030	NATIONAL FINANCIAL SERVICES	180,182,641	23.48
	T ROWE PRICE RPS INC	187,892,194	24.49
RETIREMENT 2030 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	24,039,980	20.73
CLASS	TAYNIK & CO	10,076,353	8.69
RETIREMENT 2030 FUND—R CLASS	STATE STREET BANK AND TRUST AS	34,201,654	40.71(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TAYNIK & CO	4,383,941	5.22
RETIREMENT 2035	NATIONAL FINANCIAL SERVICES	175,926,840	26.53(b)
	T ROWE PRICE RPS INC	176,972,941	26.69(a)
RETIREMENT 2035 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	19,704,172	26.06(b)
RETIREMENT 2035 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	3,982,807	6.61
	STATE STREET BANK AND TRUST AS	22,403,457	37.20(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	7,140,867	11.86
RETIREMENT 2040	NATIONAL FINANCIAL SERVICES	131,679,407	26.22(b)
	T ROWE PRICE RPS INC	116,010,101	23.10

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
RETIREMENT 2040 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	19,859,211	22.97
CLASS	TAYNIK & CO	7,489,936	8.66
RETIREMENT 2040 FUND—R CLASS	STATE STREET BANK AND TRUST AS	25,279,445	43.61(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TAYNIK & CO	2,979,714	5.14
RETIREMENT 2045	NATIONAL FINANCIAL SERVICES	124,433,969	29.46(b)
	T ROWE PRICE RPS INC	111,512,896	26.41(a)
RETIREMENT 2045 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	14,987,193	27.52(b)
CLASS	RELIANCE TRUST COMPANY FBO	2,745,143	5.04
	RETIREMENT PLANS SERVICED BY METLIFE
RETIREMENT 2045 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	2,429,001	5.49
	STATE STREET BANK AND TRUST AS	17,361,403	39.27(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	5,167,616	11.69
RETIREMENT 2050	NATIONAL FINANCIAL SERVICES	117,198,492	31.39(b)
	T ROWE PRICE RPS INC	83,486,217	22.36
RETIREMENT 2050 FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	20,302,481	26.04(b)
CLASS	STATE STREET BANK AND TRUST AS	4,754,495	6.10
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TAYNIK & CO	6,027,590	7.73
RETIREMENT 2050 FUND—R CLASS	STATE STREET BANK AND TRUST AS	24,450,470	44.79(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TAYNIK & CO	3,102,178	5.68
RETIREMENT 2055	NATIONAL FINANCIAL SERVICES	53,710,143	30.86(b)
	T ROWE PRICE RPS INC	43,709,135	25.12(a)
RETIREMENT 2055 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	9,405,045	31.83(b)
RETIREMENT 2055 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	1,333,323	5.82
	STATE STREET BANK AND TRUST AS	9,916,161	43.30(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	2,113,135	9.23
RETIREMENT 2060	NATIONAL FINANCIAL SERVICES	7,515,343	26.38(b)
	T ROWE PRICE RPS INC	7,683,265	26.97(a)
RETIREMENT 2060 FUND—ADVISOR	DCGT AS TTEE AND/OR CUST	223,519	5.79
CLASS	FBO PLIC VARIOUS RETIREMENT PLANS
	NATIONAL FINANCIAL SERVICES	1,141,951	29.60(b)
	VALIC SEPARATE ACCOUNT A HOUSTON TX 77009	201,107	5.21
RETIREMENT 2060 FUND—R CLASS	STATE STREET BANK AND TRUST AS	1,590,777	46.84(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	235,429	6.93
RETIREMENT BALANCED	NATIONAL FINANCIAL SERVICES	12,994,876	9.52
	T ROWE PRICE RPS INC	13,249,420	9.71

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
RETIREMENT BALANCED FUND—	CHARLES SCHWAB & CO INC	717,017	5.15
ADVISOR CLASS	LINCOLN FINANCIAL GROUP TRUST CO	724,406	5.21
	FBO ROLLOVER IRA PLANS CONCORD NH 03301-3258
	NATIONAL FINANCIAL SERVICES	2,068,893	14.87
	STATE STREET BANK AND TRUST AS	1,128,682	8.11
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TAYNIK & CO	1,476,945	10.62
RETIREMENT BALANCED FUND—R	PIMS/PRUDENTIAL RETIREMENT	2,596,216	17.28
CLASS	AS NOMINEE FOR THE TTEE/CUST PL
	NEPC - TAFT HARTLEY IRONWORKERS SALT LAKE CTY UT 84130-0124
	STATE STREET BANK AND TRUST AS	5,972,384	39.76(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT I 2005 FUND—I CLASS	GREAT-WEST TRUST COMPANY LLC TTEE	793,482	5.39
	RECORDKEEPING FOR LARGE BENEFIT PL
	NATIONAL FINANCIAL SERVICES	7,729,174	52.50(b)
RETIREMENT I 2010 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	13,361,946	32.40(b)
	STATE STREET BANK & TRUST CO	3,429,476	8.32
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2015 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	35,082,064	44.38(b)
RETIREMENT I 2020 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	108,229,139	40.65(b)
	STATE STREET BANK & TRUST CO	19,773,626	7.43
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2025 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	112,038,717	47.75(b)
RETIREMENT I 2030 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	119,995,275	39.51(b)
	STATE STREET BANK & TRUST CO	27,778,648	9.15
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2035 FUND—I CLASS	CHARLES SCHWAB & CO INC	10,098,090	5.37
	NATIONAL FINANCIAL SERVICES	88,759,629	47.24(b)
	STATE STREET BANK & TRUST CO	10,517,466	5.60
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2040 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	87,505,019	37.68(b)
	STATE STREET BANK & TRUST CO	21,248,110	9.15
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2045 FUND—I CLASS	CHARLES SCHWAB & CO INC	7,028,112	5.62
	NATIONAL FINANCIAL SERVICES	58,366,357	46.65(b)
	STATE STREET BANK & TRUST CO	8,841,647	7.07
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2050 FUND—I CLASS	FIFTH THIRD BANK TR	10,040,195	8.02
	FBO CINTAS PARTNERS PLAN CINCINNATI OH 45202-3191
	NATIONAL FINANCIAL SERVICES	48,234,133	38.55(b)
	STATE STREET BANK & TRUST CO	11,928,887	9.53
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
RETIREMENT I 2055 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	23,911,457	51.18(b)
	STATE STREET BANK & TRUST CO	2,546,815	5.45
	AS CUSTODIAN FOR MML
	FBO ITS CLIENTS
RETIREMENT I 2060 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	3,824,589	46.20(b)
RETIREMENT BALANCED I FUND—	FIFTH THIRD BANK TR	2,072,191	11.04
I CLASS	NATIONAL FINANCIAL SERVICES	4,215,715	22.47
	WELLS FARGO BANK	1,118,840	5.96
SCIENCE & TECHNOLOGY	T ROWE PRICE RPS INC	10,427,045	10.55
SCIENCE & TECHNOLOGY FUND—	JOHN HANCOCK LIFE	13,267,082	85.79(b)
ADVISOR CLASS	INSURANCE CO USA
SCIENCE & TECHNOLOGY FUND— I CLASS	CHARLES SCHWAB & CO INC	234,016	5.22
	DCGT AS TTEE AND/OR CUST	265,945	5.93
	FBO PLIC VARIOUS RETIREMENT PLANS
	NAVID KAUSAR	234,145	5.22
	T ROWE PRICE RPS INC	468,865	10.45
	TRUSTEES OF T ROWE PRICE	1,615,579	36.00(a)
	U.S. RETIREMENT PROGRAM
SHORT-TERM BOND	MARYLAND COLLEGE INVESTMENT PLAN	62,086,283	6.80
	PORTFOLIO 2018
	SPECTRUM INCOME FUND	68,200,614	7.47
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	83,828,229	9.18
SHORT-TERM BOND FUND—ADVISOR	CHARLES SCHWAB & CO INC	420,061	5.13
CLASS	NATIONAL FINANCIAL SERVICES	2,632,124	32.16(b)
	PERSHING LLC	454,704	5.55
	TD AMERITRADE INC	1,968,717	24.05
	WELLS FARGO BANK NA	1,036,100	12.66
SHORT-TERM BOND FUND—I CLASS	EDWARD D JONES & CO	16,243,117	10.92
	NATIONAL FINANCIAL SERVICES	63,931,868	42.99(b)
	T ROWE PRICE PROGRAM FOR	12,213,491	8.21
	CHARITABLE GIVING GIFT
	PRESERVATION POOL OWINGS MILLS MD 21117-4903
SHORT-TERM	JPMORGAN CHASE BANK AS AGENT	72,037,948	12.64
	FOR INSTITUTIONAL FUNDS NEWARK DE 19713-2105
	STATE STREET BANK & TRUST CO AGENT	496,936,418	87.19(b)
	FOR T ROWE INSTITUTIONAL FUNDS
SMALL-CAP INDEX	T ROWE PRICE ASSOCIATES	475,000	100.00(c)
SMALL-CAP INDEX FUND—I CLASS	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
SMALL-CAP STOCK	NATIONAL FINANCIAL SERVICES	14,961,465	9.02
	T ROWE PRICE ASSOCIATES	8,404,979	5.07
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	10,532,935	6.35
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE TRUST CO INC	9,714,416	5.86
	TRPOTC FUND

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
SMALL-CAP STOCK FUND—ADVISOR	CHARLES SCHWAB & CO INC	270,499	6.55
CLASS	DCGT AS TTEE AND/OR CUST	220,268	5.34
	FBO PLIC VARIOUS RETIREMENT PLANS
	NATIONAL FINANCIAL SERVICES	1,264,000	30.63(b)
	VANGUARD FIDUCIARY TRUST COMPANY	445,100	10.78
	T ROWE PRICE ADVISOR CLASS FUNDS VALLEY FORGE PA 19482-2900
	WELLS FARGO BANK FBO	367,530	8.91
	VARIOUS RETIREMENT PLANS
SMALL-CAP STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	2,944,188	10.88
	NATIONAL FINANCIAL SERVICES	4,402,888	16.27
	T ROWE PRICE ASSOCIATES	1,644,331	6.08
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	1,507,436	5.57
	RETIREMENT I 2040 FUND
SMALL-CAP VALUE	NATIONAL FINANCIAL SERVICES	10,052,254	6.29
	T ROWE PRICE ASSOCIATES	8,187,572	5.12
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	10,262,928	6.42
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE TRUST CO INC	10,125,842	6.34
SMALL-CAP VALUE FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	1,466,860	8.81
CLASS	RAYMOND JAMES	13,548,655	81.36(b)
SMALL-CAP VALUE FUND—I CLASS	EDWARD D JONES & CO	5,999,000	19.50
	T ROWE PRICE ASSOCIATES	1,575,095	5.12
	RETIREMENT I 2030 FUND
	T ROWE PRICE RPS INC	4,877,217	15.85
SPECTRUM INCOME	MARYLAND COLLEGE INVESTMENT PLAN	26,915,632	5.01
	PORTFOLIO 2021
	MARYLAND COLLEGE INVESTMENT PLAN	29,716,276	5.53
	PORTFOLIO 2024
	T ROWE PRICE TRUST CO INC	35,467,932	6.60
SUMMIT MUNICIPAL INCOME	EDWARD D JONES & CO	16,709,112	13.83
	J.P. MORGAN SECURITIES LLC	13,438,803	11.12
	RAYMOND JAMES	12,156,606	10.06
	SAXON & CO	13,763,172	11.39
	WELLS FARGO CLEARING SERVICES LLC	17,355,690	14.36
SUMMIT MUNICIPAL INCOME FUND—	LPL FINANCIAL	415,201	81.60(b)
ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	73,588	14.46
SUMMIT MUNICIPAL INTERMEDIATE	CHARLES SCHWAB & CO INC	78,463,233	15.98
	EDWARD D JONES & CO	41,787,660	8.51
	J.P. MORGAN SECURITIES LLC	101,119,093	20.60
	WELLS FARGO CLEARING SERVICES LLC	63,019,624	12.84
SUMMIT MUNICIPAL INTERMEDIATE	CHARLES SCHWAB & CO INC	329,661	51.45(b)
FUND—ADVISOR CLASS	CITBANCO A PARTNERSHIP STORM LAKE IA 50588-1227	74,150	11.57
	NATIONAL FINANCIAL SERVICES	180,499	28.17(b)
SUMMIT MUNICIPAL MONEY MARKET	JAMES S. RIEPE	15,673,450	12.12
TARGET 2005 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	78,633	61.27(b)
	RELIANCE TRUST CO TTEE ADP	23,571	18.37
	ACCESS LARGE MARKET 401K ATLANTA GA 30328-5620
	T ROWE PRICE ASSOCIATES	25,000	19.48

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
TARGET 2005 FUND—I CLASS	T ROWE PRICE ASSOCIATES	24,582	19.70
	T ROWE PRICE TRUST CO INC	91,581	73.38(e)
	CUST FOR THE ROLLOVER IRA OF
	CHRISTOPHER R BURNHAM
TARGET 2010 FUND—ADVISOR CLASS	FIIOC AS AGENT FBO	30,917	6.41
	INTERNATIONAL YOUTH FOUNDATION
	NATIONAL FINANCIAL SERVICES	296,291	61.43(b)
	RELIANCE TRUST CO TTEE ADP	154,655	32.06(b)
	ACCESS LARGE MARKET 401K
TARGET 2010 FUND—I CLASS	GREAT-WEST TRUST COMPANY LLC FBO	26,773	7.64
	EMPLOYEE BENEFITS CLIENTS 401K
	REBECCA L. BESSON	273,748	78.09(b)
	STUART B COOPER TEN ENT
	T ROWE PRICE ASSOCIATES	24,390	6.96
TARGET 2015	T ROWE PRICE RPS INC	992,061	6.59
TARGET 2015 FUND—ADVISOR CLASS	GREAT WEST TRUST CO LLC	130,445	25.00(b)
	FBO RECORDKEEPING FOR VARIOUS
	BENEFIT PL OMNIPUTNAM
	GREAT-WEST TRUST COMPANY LLC FBO	68,730	13.17
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	201,333	38.59(b)
	STATE STREET BANK AND TRUST AS	43,898	8.41
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	WELLS FARGO BANK FBO	42,300	8.11
	VARIOUS RETIREMENT PLANS
TARGET 2015 FUND—I CLASS	GREAT-WEST TRUST COMPANY LLC FBO	92,501	10.43
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	67,511	7.61
	T ROWE PRICE TRUST CO INC	115,747	13.05
	CUST FOR THE ROLLOVER IRA OF
	ALBERT K MONAGAN JR
	T ROWE PRICE TRUST CO INC	95,316	10.75
	CUST FOR THE ROLLOVER IRA OF
	DAVID L HINTZ
	T ROWE PRICE TRUST CO INC	105,898	11.94
	CUST FOR THE ROLLOVER IRA OF
	DENNIS W CULLEN
	T ROWE PRICE TRUST CO INC	89,450	10.09
	CUST FOR THE ROLLOVER IRA OF
	LINDA M RIDDELL
	T ROWE PRICE TRUST CO INC	95,082	10.72
	CUST FOR THE ROLLOVER IRA OF
	ROBERT A CRIDER
	T ROWE PRICE TRUST CO INC	100,822	11.37
	CUST FOR THE ROLLOVER IRA OF
	ROLLIN G SEARS
TARGET 2020	NATIONAL FINANCIAL SERVICES	1,649,023	8.56
	T ROWE PRICE RPS INC	2,588,056	13.44

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
TARGET 2020 FUND—ADVISOR CLASS	GREAT WEST TRUST CO LLC	156,580	7.18
	FBO RECORDKEEPING FOR VARIOUS
	GREAT-WEST TRUST COMPANY LLC FBO	297,830	13.65
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	642,669	29.46(b)
	RELIANCE TRUST CO TTEE ADP	851,294	39.02(b)
	ACCESS LARGE MARKET 401K
TARGET 2020 FUND—I CLASS	GREAT-WEST TRUST COMPANY LLC FBO	256,084	16.16
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	281,082	17.73
	SANDRA L KRISZTAL AGENT	118,971	7.51
	TRP/ POA
	T ROWE PRICE CO CUST FOR THE
	ROLLOVER IRA OF RUBEN J KRISZTAL LEAWOOD KS 66209-1048
	T ROWE PRICE TRUST CO INC	99,238	6.26
	CUST FOR THE ROLLOVER IRA OF
	DOUGLAS J CROCKETT
	T ROWE PRICE TRUST CO INC	196,669	12.41
	CUST FOR THE ROLLOVER IRA OF
	DWIGHT T COLES
	T ROWE PRICE TRUST CO INC	106,255	6.70
	CUST FOR THE ROLLOVER IRA OF
	KEITH EDICK
	T ROWE PRICE TRUST CO INC	115,542	7.29
	CUST FOR THE ROLLOVER IRA OF
	ROBERT T ERRINGTON
TARGET 2025	NATIONAL FINANCIAL SERVICES	1,217,505	6.96
	T ROWE PRICE RPS INC	3,227,162	18.45
	WELLS FARGO BANK FBO	1,407,811	8.05
	VARIOUS RETIREMENT PLANS
TARGET 2025 FUND—ADVISOR CLASS	GREAT WEST TRUST CO LLC	342,574	28.69(b)
	FBO RECORDKEEPING FOR VARIOUS
	GREAT-WEST TRUST COMPANY LLC FBO	204,004	17.09
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	403,045	33.76(b)
	RELIANCE TRUST CO TTEE ADP	102,528	8.59
	ACCESS LARGE MARKET 401K
	STATE STREET BANK AND TRUST AS	95,114	7.97
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2025 FUND—I CLASS	CHARLES SCHWAB & CO INC	291,032	26.47(b)
	GREAT-WEST TRUST COMPANY LLC FBO	208,557	18.97
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	90,800	8.26
	NONAB & CO	62,641	5.70
	E H KLECKNER, INC PS 401(K) PLAN WELLSBORO PA 16901-1517
	NONAB & CO	54,953	5.00
	FBO STROBELS SUPPLY, INC 401(K) PSP
	NONAB & CO	61,272	5.57
	FBO WEST MILTON STATE BANK 401(K)
TARGET 2030	NATIONAL FINANCIAL SERVICES	2,608,011	16.23
	T ROWE PRICE RPS INC	4,230,950	26.32(a)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
TARGET 2030 FUND—ADVISOR CLASS	FIIOC AS AGENT FBO	301,409	12.44
	INTERNATIONAL YOUTH FOUNDATION
	GREAT WEST TRUST CO LLC	235,379	9.72
	FBO RECORDKEEPING FOR VARIOUS
	NATIONAL FINANCIAL SERVICES	907,099	37.45(b)
	RELIANCE TRUST CO TTEE ADP	819,021	33.81(b)
	ACCESS LARGE MARKET 401K
TARGET 2030 FUND—I CLASS	ASCENSUS TRUST COMPANY FBO	60,243	6.17
	HRM ENTERPRISES INC 401(K) PLAN
	CHARLES SCHWAB & CO INC	52,467	5.37
	GREAT-WEST TRUST COMPANY LLC FBO	104,147	10.67
	EMPLOYEE BENEFITS CLIENTS 401K
	MATRIX TRUST COMPANY TRUSTEE FBO	234,575	24.03
	CHRISTIAN APPALACHIAN PROJECT INC
	NATIONAL FINANCIAL SERVICES	85,602	8.77
	T ROWE PRICE TRUST CO INC	108,361	11.10
	CUST FOR THE ROLLOVER IRA OF
	GARRETT COLMORGEN
TARGET 2035	NATIONAL FINANCIAL SERVICES	1,319,052	12.74
	T ROWE PRICE RPS INC	3,042,174	29.38(a)
	WELLS FARGO BANK FBO	893,541	8.63
	VARIOUS RETIREMENT PLANS
TARGET 2035 FUND—ADVISOR CLASS	GREAT WEST TRUST CO LLC	188,080	18.79
	FBO RECORDKEEPING FOR VARIOUS
	GREAT-WEST TRUST COMPANY LLC FBO	136,936	13.68
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	581,014	58.03(b)
	STATE STREET BANK AND TRUST AS	57,045	5.70
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2035 FUND—I CLASS	CHARLES SCHWAB & CO INC	234,007	28.19(b)
	GREAT-WEST TRUST COMPANY LLC FBO	253,739	30.57(b)
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	98,892	11.91
TARGET 2040	NATIONAL FINANCIAL SERVICES	1,362,870	15.94
	T ROWE PRICE RPS INC	2,438,808	28.53(a)
	WELLS FARGO BANK FBO	556,295	6.51
	VARIOUS RETIREMENT PLANS
TARGET 2040 FUND—ADVISOR CLASS	FIIOC AS AGENT FBO	69,213	7.07
	INTERNATIONAL YOUTH FOUNDATION
	GREAT WEST TRUST CO LLC	153,068	15.64
	FBO RECORDKEEPING FOR VARIOUS
	NATIONAL FINANCIAL SERVICES	689,531	70.47(b)
TARGET 2040 FUND—I CLASS	ASCENSUS TRUST COMPANY FBO	91,479	14.16
	HRM ENTERPRISES INC 401(K) PLAN
	GREAT-WEST TRUST COMPANY LLC FBO	273,307	42.30(b)
	EMPLOYEE BENEFITS CLIENTS 401K
	MATRIX TRUST COMPANY TRUSTEE FBO	39,107	6.05
	CHRISTIAN APPALACHIAN PROJECT INC
	NATIONAL FINANCIAL SERVICES	60,170	9.31
TARGET 2045	NATIONAL FINANCIAL SERVICES	753,478	13.42
	T ROWE PRICE RPS INC	1,734,243	30.88(a)
	WELLS FARGO BANK FBO	449,648	8.01
	VARIOUS RETIREMENT PLANS

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
TARGET 2045 FUND—ADVISOR CLASS	GREAT WEST TRUST CO LLC	85,126	12.08
	FBO RECORDKEEPING FOR VARIOUS
	GREAT-WEST TRUST COMPANY LLC FBO	57,078	8.10
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	500,920	71.09(b)
TARGET 2045 FUND—I CLASS	CHARLES SCHWAB & CO INC	219,489	34.15(b)
	GREAT-WEST TRUST COMPANY LLC FBO	288,646	44.91(b)
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	37,560	5.84
TARGET 2050	NATIONAL FINANCIAL SERVICES	868,888	21.11
	T ROWE PRICE RPS INC	916,549	22.27
TARGET 2050 FUND—ADVISOR CLASS	FIIOC AS AGENT FBO	78,456	13.50
	INTERNATIONAL YOUTH FOUNDATION
	GREAT WEST TRUST CO LLC	54,589	9.39
	FBO RECORDKEEPING FOR VARIOUS
	NATIONAL FINANCIAL SERVICES	357,072	61.44(b)
	WELLS FARGO BANK FBO	37,694	6.49
	VARIOUS RETIREMENT PLANS
TARGET 2050 FUND—I CLASS	ASCENSUS TRUST COMPANY FBO	35,089	6.36
	HRM ENTERPRISES INC 401(K) PLAN
	GREAT-WEST TRUST COMPANY LLC FBO	297,373	53.87(b)
	EMPLOYEE BENEFITS CLIENTS 401K
	MATRIX TRUST COMPANY TRUSTEE FBO	37,981	6.88
	CHRISTIAN APPALACHIAN PROJECT INC
	NATIONAL FINANCIAL SERVICES	89,306	16.18
TARGET 2055	GREAT-WEST TRUST COMPANY LLC TTEE	115,207	5.15
	CRAIG HOSPITAL BASIC & SUPPLMNTL
	NATIONAL FINANCIAL SERVICES	325,938	14.58
	T ROWE PRICE RPS INC	533,802	23.88
	WELLS FARGO BANK FBO	128,983	5.77
	VARIOUS RETIREMENT PLANS
TARGET 2055 FUND—ADVISOR CLASS	GREAT WEST TRUST CO LLC	20,950	6.00
	FBO RECORDKEEPING FOR VARIOUS
	GREAT-WEST TRUST COMPANY LLC FBO	33,371	9.55
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	259,650	74.33(b)
TARGET 2055 FUND—I CLASS	CHARLES SCHWAB & CO INC	67,160	22.42
	GREAT-WEST TRUST COMPANY LLC FBO	165,327	55.19(b)
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	19,407	6.48
TARGET 2060	CHARLES SCHWAB & CO INC	61,633	6.22
	NATIONAL FINANCIAL SERVICES	79,170	7.99
	STATE STREET BANK AND TRUST AS	56,989	5.75
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE RPS INC	74,301	7.50

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
TARGET 2060 FUND—ADVISOR CLASS	MATRIX TRUST COMPANY TRUSTEE FBO	8,977	9.13
	UI LABS 401(K) PLAN
	NATIONAL FINANCIAL SERVICES	26,497	26.95(b)
	RELIANCE TRUST CO TTEE ADP	8,721	8.87
	ACCESS LARGE MARKET 401K
	STATE STREET BANK AND TRUST AS	11,318	11.51
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE ASSOCIATES	25,000	25.43(c)
TARGET 2060 FUND—I CLASS	GREAT-WEST TRUST COMPANY LLC FBO	14,757	23.42
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	5,649	8.96
	T ROWE PRICE ASSOCIATES	27,902	44.27(c)
TAX-EFFICIENT EQUITY FUND—I CLASS	GAIL D BUCKNER	176,110	87.15(b)
	TED I DUNLAP	16,523	8.18
	CONNIE R DUNLAP JT TEN
TAX-EXEMPT MONEY FUND—I CLASS	DAVID MASON	4,471,088	62.26(b)
	DORIS IRENE MASON JT TEN
	KENT G SHENG	1,102,744	15.36
	ROBERT B OTT	1,357,697	18.91
	PAULA S OTT JT TEN
TAX-FREE HIGH YIELD	CHARLES SCHWAB & CO INC	30,164,552	9.24
	GOLDMAN SACHS & CO SALT LAKE CITY UT 84101-2199	50,631,031	15.50
	NATIONAL FINANCIAL SERVICES	28,440,967	8.71
	PERSHING LLC	20,824,337	6.38
TAX-FREE HIGH YIELD FUND—ADVISOR	NATIONAL FINANCIAL SERVICES	90,241,466	99.06(b)
CLASS
TAX-FREE HIGH YIELD FUND—I CLASS	BNYH FIXED INCOME LLC	2,067,350	5.13
	EDWARD D JONES & CO	16,648,397	41.32(b)
	J.P. MORGAN SECURITIES LLC	5,005,177	12.42
	MORI & CO KANSAS CITY MO 64106-1802	7,294,909	18.11
	SEI PRIVATE TRUST COMPANY	2,292,774	5.69
TAX-FREE INCOME	NATIONAL FINANCIAL SERVICES	15,446,304	8.10
TAX-FREE INCOME FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	57,318,910	93.86(b)
TAX-FREE INCOME FUND—I CLASS	J.P. MORGAN SECURITIES LLC	4,233,686	24.07
	SEI PRIVATE TRUST COMPANY	3,040,153	17.28
	SEI PRIVATE TRUST COMPANY	7,076,063	40.23(b)
TAX-FREE SHORT-INTERMEDIATE	CHARLES SCHWAB & CO INC	45,699,503	13.97
	NATIONAL FINANCIAL SERVICES	29,084,045	8.89
	T ROWE PRICE ASSOCIATES	34,412,351	10.52
	WELLS FARGO CLEARING SERVICES LLC	42,840,943	13.10
TAX-FREE SHORT-INTERMEDIATE	2012 JOSEPH A MCKINNEY JR	175,078	12.35
FUND—ADVISOR CLASS	LIVING TRUST GREENSBORO NC 27401-2767
	CHARLES SCHWAB & CO INC	190,384	13.43
	NATIONAL FINANCIAL SERVICES	751,990	53.05(b)
	PERSHING LLC	100,562	7.09
	RAYMOND JAMES	92,125	6.50

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
TAX-FREE SHORT-INTERMEDIATE FUND	CHARLES SCHWAB & CO INC	3,594,650	9.82
—I CLASS	EDWARD D JONES & CO	2,238,339	6.11
	PERSHING LLC	3,795,348	10.36
	TD AMERITRADE INC	10,209,199	27.88(b)
TOTAL EQUITY MARKET INDEX	EDUCATION TRUST OF ALASKA	5,804,464	10.09
	TOTAL EQUITY MARKET INDEX PORTFOLIO BALTIMORE MD 21202-1009
	MARYLAND COLLEGE INVESTMENT PLAN	5,885,923	10.23
	GLOBAL EQUITY MARKET INDEX
TOTAL RETURN	T ROWE PRICE ASSOCIATES	2,450,000	64.50(c)
TOTAL RETURN FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	25,000	100.00(c)
TOTAL RETURN FUND—I CLASS	T ROWE PRICE ASSOCIATES	25,000	38.11(c)
	TRUSTEES OF T ROWE PRICE	40,601	61.89(a)
	U.S. RETIREMENT PROGRAM
TREASURY RESERVE	BARNACLESAIL BALTIMORE MD 21202-1009	1,583,098,533	39.79(d)
	BRIDGESAIL & CO BALTIMORE MD 21202-1009	496,665,459	12.48
	MILDSHIP & CO BALTIMORE MD 21202-1009	587,549,705	14.77
	T ROWE PRICE	240,275,167	6.04
	RETIREMENT PLAN SERVICE INC OWINGS MILLS MD 21117-4903
U.S. BOND ENHANCED INDEX	EDUCATION TRUST OF ALASKA	6,740,544	9.42
	ACT PORTFOLIO
	NATIONAL FINANCIAL SERVICES	7,798,654	10.90
U.S. HIGH YIELD	TD AMERITRADE INC	1,084,042	14.32
U.S. HIGH YIELD FUND—ADVISOR	CHARLES SCHWAB & CO INC	56,014	5.02
CLASS	MORGAN STANLEY SMITH BARNEY	167,703	15.03
	NATIONAL FINANCIAL SERVICES	696,672	62.44(b)
U.S. HIGH YIELD FUND—I CLASS	MORGAN STANLEY SMITH BARNEY	1,043,563	25.83(b)
	T ROWE PRICE ASSOCIATES	2,147,205	53.14(c)
	UBS WM USA	273,748	6.78
U.S. LARGE-CAP CORE	CHARLES SCHWAB & CO INC	1,445,239	6.86
	NATIONAL FINANCIAL SERVICES	3,867,134	18.35
	PERSHING LLC	1,735,131	8.23
U.S. LARGE-CAP CORE FUND—	CHARLES SCHWAB & CO INC	81,497	10.03
ADVISOR CLASS	LPL FINANCIAL	116,069	14.28
	NATIONAL FINANCIAL SERVICES	182,681	22.48
	PERSHING LLC	145,527	17.91
	STATE STREET BANK AND TRUST AS	55,473	6.83
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TD AMERITRADE INC	87,303	10.74
U.S. LARGE-CAP CORE FUND—I CLASS	MARIL & CO FBO 61 GREEN BAY WI 54304-5280	194,753	22.38
	MITRA & CO FBO 61 GREEN BAY WI 54304-5280	72,685	8.35
	TRUSTEES OF T ROWE PRICE	169,364	19.46
	U.S. RETIREMENT PROGRAM
	VALLEE & CO FBO 61 GREEN BAY WI 54304-5280	355,266	40.82(b)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
U.S. TREASURY INTERMEDIATE	MLPF&S FOR THE SOLE BENEFIT OF	11,865,475	14.94
	ITS CUSTOMERS
	SPECTRUM INCOME FUND	10,858,051	13.67
	T. ROWE PRICE ASSOCIATES
U.S. TREASURY INTERMEDIATE FUND—	CHARLES SCHWAB & CO INC	45,396	5.29
I CLASS	THE DEAN A AND CYNTHIA A FOATE	188,374	21.96
	LIVING TRUST
	JAMES C COLLINS	237,484	27.69(b)
	JOANNE A ERNST JT TEN
	T ROWE PRICE ASSOCIATES	43,403	5.06
	TRUSTEES OF T ROWE PRICE	343,017	39.99(a)
	U.S. RETIREMENT PROGRAM
U.S. TREASURY LONG-TERM	SPECTRUM INCOME FUND	20,481,758	6.44
	T. ROWE PRICE ASSOCIATES
	T ROWE PRICE ASSOCIATES	28,526,097	8.97
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	19,928,485	6.27
	RETIREMENT PORTFOLIO 2015
	T ROWE PRICE ASSOCIATES	54,621,467	17.18
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	45,321,062	14.26
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	51,034,232	16.06
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	28,331,399	8.91
	RETIREMENT PORTFOLIO 2035
U.S. TREASURY LONG-TERM FUND—	LADYBUG & CO	3,760,688	6.64
I CLASS	LAKESIDE & CO	2,995,383	5.29
	T ROWE PRICE ASSOCIATES	7,901,024	13.95
	RETIREMENT I 2020 FUND
	T ROWE PRICE ASSOCIATES	6,794,736	12.00
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	7,980,862	14.09
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	4,620,470	8.16
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	5,015,411	8.86
	RETIREMENT I 2040 FUND
U.S. TREASURY MONEY FUND—	EDWARD D JONES & CO	587,504,944	69.75(b)
I CLASS
ULTRA SHORT-TERM BOND	CHARLES SCHWAB & CO INC	7,870,371	8.01
	T ROWE PRICE ASSOCIATES	24,721,121	25.17(c)
ULTRA SHORT-TERM BOND FUND—	INVESTMENT COMPANY INSTITUTE	601,324	6.29
I CLASS	KIRK A HASSINGER	500,541	5.24
	SANDRA R HASSINGER JT TEN
	PERSHING LLC	3,516,404	36.78(b)
	RUDDERFLAG & CO BALTIMORE MD 21202-1009	4,033,865	42.19(b)

Principal Holders of Fund Shares
FUND	SHAREHOLDER	SHARES	%
VALUE	T ROWE PRICE ASSOCIATES	83,370,303	14.77
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	37,471,809	6.64
	RETIREMENT PORTFOLIO 2020
	T ROWE PRICE ASSOCIATES	50,367,950	8.93
	RETIREMENT PORTFOLIO 2025
	T ROWE PRICE ASSOCIATES	85,557,566	15.16
	RETIREMENT PORTFOLIO 2030
	T ROWE PRICE ASSOCIATES	62,411,688	11.06
	RETIREMENT PORTFOLIO 2035
	T ROWE PRICE ASSOCIATES	83,370,303	14.77
	RETIREMENT PORTFOLIO 2040
	T ROWE PRICE ASSOCIATES	47,726,659	8.46
	RETIREMENT PORTFOLIO 2045
	T ROWE PRICE ASSOCIATES	38,997,255	6.91
	RETIREMENT PORTFOLIO 2050
VALUE FUND—ADVISOR CLASS	MORGAN STANLEY SMITH BARNEY	1,733,665	14.61
	NATIONAL FINANCIAL SERVICES	3,735,302	31.47(b)
	TAYNIK & CO	631,500	5.32
	VOYA RETIREMENT INS & ANNUITY CO	1,036,710	8.73
VALUE FUND—I CLASS	T ROWE PRICE ASSOCIATES	7,554,436	6.83
	RETIREMENT I 2025 FUND
	T ROWE PRICE ASSOCIATES	13,392,945	12.11
	RETIREMENT I 2030 FUND
	T ROWE PRICE ASSOCIATES	10,220,594	9.24
	RETIREMENT I 2035 FUND
	T ROWE PRICE ASSOCIATES	14,641,196	13.24
	RETIREMENT I 2040 FUND
	T ROWE PRICE ASSOCIATES	8,399,754	7.59
	RETIREMENT I 2045 FUND
	T ROWE PRICE ASSOCIATES	8,401,658	7.60
	RETIREMENT I 2050 FUND
VIRGINIA TAX-FREE BOND	CHARLES SCHWAB & CO INC	7,898,292	7.68
	NATIONAL FINANCIAL SERVICES	10,391,659	10.10
VIRGINIA TAX-FREE BOND FUND—	DAVID M LANSER OR	240,937	13.11
I CLASS	ANDREE W LANSER TRUSTS
	HEIDI K STEWART	181,930	9.90
	RICHARD W STEWART TRS
	HEIDI K STEWART REVOCABLE TRUST
	MARJORIE Y VOKEL REV LIV TRUST	136,795	7.45
	WELLS FARGO BANK NA FBO HII DB PLAN POOL ACCOUNT	911,231	49.60(b)

(a)

T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services, Inc. is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services, Inc. and are normally voted by various retirement plans and retirement plan participants.

(b)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.
(c)

T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Shares owned by T. Rowe Price Associates, Inc. may represent discretionary investments and/or a contribution to the fund at its inception that provided the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates, Inc. may be able to determine the outcome of most issues that were submitted to shareholders for vote.

(d)

The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(e)

T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(f)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters that are submitted to shareholders for vote.
(g)

Security Benefit Life Insurance Company, organized under the laws of Kansas, owns the percentage indicated (in connection with issuing the T. Rowe Price Variable Annuity) of the outstanding shares of the fund. Under current law, the insurance company must vote these shares in accordance with instructions received by underlying contract holders.

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Joint Audit Committee has selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the independent registered public accounting firm for the T. Rowe Price Funds for their current fiscal years, and such selection has also been approved by the Funds’ independent directors. Representatives of PricewaterhouseCoopers are not expected to be present at the Shareholder Meeting or available to make a statement or respond to any shareholders’ questions.

The following table, entitled “Independent Auditor Fees,” sets forth the amounts accrued by each Fund for audit, audit-related, tax, and all other fees in each of the last two fiscal years. Audit fees are billed for professional services rendered by PricewaterhouseCoopers for the audit of each Fund’s annual financial statements and for services normally provided in connection with statutory and regulatory filings.

Audit-related fees are billed to the T. Rowe Price Funds for assurance and related services by PricewaterhouseCoopers that are reasonably related to the performance of the audit of each Fund’s financial statements. The nature of services comprising these fees is the issuance of a report on internal controls. Tax fees are billed to the T. Rowe Price Funds for services rendered by PricewaterhouseCoopers for tax compliance, tax advice, and tax planning.

The nature of services comprising these fees includes the review of distribution calculations and the preparation of federal, state, and excise tax returns. All other fees are billed for all other services rendered to the T. Rowe Price Funds by PricewaterhouseCoopers. The nature of the service comprising these fees is based on agreed-upon procedures relating to advisory contract approvals by the T. Rowe Price Funds’ Boards of Directors. The Joint Audit Committee has considered whether the provisions of the services covered under “Other Fees” is compatible with maintaining the independence of PricewaterhouseCoopers.

Independent Auditor Fees

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Africa & Middle East	$17,778	$22,311	$389	—	$4,281	$4,414	$128	—
Asia Opportunities	5,957	22,034	389	—	2,097	4,353	128	—
Balanced	19,784	26,283	232	—	4,312	5,707	125	—
Blue Chip Growth	54,521	31,441	232	—	11,331	6,691	125	—
Blue Chip Growth Portfolio	15,648	18,276	232	—	3,494	3,962	125	—
California Tax-Free Bond	14,174	30,479	75	—	3,142	5,790	123	—

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
California Tax-Free Money	12,974	24,170	75	—	2,892	4,246	123	—
Capital Appreciation	47,004	39,486	232	—	9,792	8,502	125	—
Capital Opportunity	19,351	18,135	232	—	3,429	3,933	125	—
Cash Reserves	22,887	21,274	389	—	4,780	4,660	128	—
Communications & Technology	26,282	32,439	232	—	4,195	6,533	125	—
Corporate Income	15,593	15,969	848	—	3,164	3,474	134	—
Credit Opportunities	4,472	14,732	848	—	1,010	3,108	134	—
Diversified Mid-Cap Growth	17,857	23,954	232	—	3,433	3,938	125	—
Dividend Growth	21,383	20,299	232	—	4,647	4,377	125	—
Dynamic Global Bond	31,892	25,835	149	—	3,756	5,624	109	—
Emerging Europe	17,735	22,400	389	—	4,267	4,433	128	—
Emerging Markets Bond	40,792	34,446	232	—	9,152	7,488	125	—
Emerging Markets Corporate Bond	18,137	25,886	232	—	4,174	5,636	125	—
Emerging Markets Corporate Multi-Sector Account Portfolio	17,676	25,009	853	—	3,880	5,490	—	—
Emerging Markets Local Currency Bond	18,808	26,158	232	—	4,333	5,695	125	—
Emerging Markets Local Multi-Sector Account Portfolio	17,676	25,009	853	—	3,880	5,490	—	—
Emerging Markets Stock	59,896	43,699	389	—	13,419	9,555	128	—
Emerging Markets Value Stock	12,121	18,972	—	—	2,661	3,682	60	—
Equity Income	44,514	27,278	232	—	9,132	5,846	125	—
Equity Income Portfolio	15,781	18,255	232	—	3,510	3,959	125	—
Equity Index 500	47,947	29,015	232	—	9,973	6,195	125	—
Equity Index 500 Portfolio	14,677	17,932	232	—	3,296	3,890	125	—
European Stock	24,117	25,846	389	—	5,636	5,186	128	—
Extended Equity Market Index	15,609	18,233	232	—	3,482	3,953	125	—
Financial Services	19,399	18,158	232	—	3,441	3,937	125	—
Floating Rate	13,272	18,495	848	—	3,126	3,546	134	—
Floating Rate Multi-Sector Account Portfolio	27,243	38,041	853	—	5,980	8,351	—	—
Georgia Tax-Free Bond	13,569	30,379	75	—	3,017	5,770	123	—
Global Allocation	13,647	9,548	389	—	2,926	2,024	128	—
Global Consumer	11,542	20,869	—	—	2,534	4,535	79	—
Global Growth Stock	17,519	22,218	389	—	4,227	4,394	128	—

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Global High Income Bond	31,854	25,823	149	—	3,754	5,622	109	—
Global Industrials	12,137	24,939	232	—	2,868	4,419	125	—
Global Multi-Sector Bond	14,730	20,872	848	—	3,001	4,552	134	—
Global Real Estate	22,924	20,765	232	—	4,357	4,511	125	—
Global Stock	19,625	23,407	389	—	4,683	4,652	128	—
Global Technology	27,064	31,340	232	—	3,988	6,464	125	—
GNMA	15,630	17,531	848	—	3,559	3,816	134	—
Government Money	27,408	31,925	848	—	5,771	6,958	134	—
Government Money Portfolio	13,021	18,132	232	—	2,873	3,934	125	—
Growth & Income	20,700	18,607	232	—	3,701	4,031	125	—
Growth Stock	72,273	37,589	232	—	14,812	7,815	125	—
Health Sciences	37,199	34,429	232	—	6,915	7,291	125	—
Health Sciences Portfolio	18,132	29,576	232	—	3,488	6,269	125	—
High Yield	38,773	35,787	848	—	7,519	7,807	134	—
High Yield Multi-Sector Account Portfolio	17,676	25,009	853	—	3,880	5,490	—	—
Inflation Protected Bond	14,861	14,913	848	—	3,024	3,243	134	—
Institutional Africa & Middle East	17,920	20,190	389	—	4,312	4,431	128	—
Institutional Cash Reserves	—	7,505	—	—	—	702	—	—
Institutional Core Plus	13,340	15,149	848	—	3,137	3,295	134	—
Institutional Credit Opportunities	4,464	12,475	848	—	1,008	3,096	134	—
Institutional Emerging Markets Bond	19,134	26,274	232	—	4,402	5,720	125	—
Institutional Emerging Markets Equity	21,668	22,399	389	—	5,119	4,911	128	—
Institutional Floating Rate	20,230	22,884	848	—	4,420	4,986	134	—
Institutional Frontier Markets Equity	19,536	19,882	(878)(a)	—	4,288	4,364	60	—
Institutional Global Focused Growth Equity	17,525	20,019	389	—	4,229	4,394	128	—
Institutional Global Growth Equity	18,666	20,673	389	—	4,479	4,536	128	—
Institutional Global Multi-Sector Bond	11,824	792	848	—	3,072	(1,430)(a)	134	—
Institutional Global Value Equity	17,090	19,785	389	—	4,134	4,343	128	—
Institutional High Yield	17,079	18,448	848	—	3,815	4,017	134	—
Institutional International Bond	19,465	26,422	232	—	4,474	5,753	125	—

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Institutional International Concentrated Equity	18,328	20,439	389	—	4,406	4,485	128	—
Institutional International Core Equity	17,796	20,097	389	—	4,290	4,411	128	—
Institutional International Growth Equity	17,342	19,904	389	—	4,188	4,369	128	—
Institutional Large-Cap Core Growth	17,392	18,861	232	—	3,850	4,082	125	—
Institutional Large-Cap Growth	31,636	23,934	232	—	6,712	5,061	125	—
Institutional Large-Cap Value	18,030	19,087	232	—	3,974	4,129	125	—
Institutional Long Duration Credit	8,158	1,915	848	—	1,982	153	134	—
Institutional Mid-Cap Equity Growth	23,994	20,997	232	—	4,665	4,362	125	—
Institutional Small-Cap Stock	20,204	20,166	232	—	3,908	4,104	125	—
Institutional U.S. Structured Research	15,567	18,193	232	—	3,473	3,945	125	—
Intermediate Tax-Free High Yield	13,452	27,967	—	—	2,953	5,746	99	—
International Bond	43,848	35,700	232	—	9,821	7,769	125	—
International Bond (USD Hedged)	—	1,463	—	—	—	321	—	—
International Concentrated Equity	19,456	22,001	(878)(a)	—	4,271	4,346	60	—
International Discovery	40,765	32,333	389	—	8,809	7,071	128	—
International Equity Index	19,525	21,128	389	—	4,659	4,635	128	—
International Stock	89,492	59,693	389	—	19,847	13,035	128	—
International Stock Portfolio	19,277	20,884	232	—	4,433	4,537	125	—
International Value Equity	76,558	52,364	389	—	17,064	11,437	128	—
Investment-Grade Corporate Multi-Sector Account Portfolio	27,243	38,041	853	—	5,980	8,351	—	—
Japan	18,735	22,974	389	—	4,490	4,557	128	—
Latin America	19,376	23,452	389	—	4,607	4,662	128	—
Limited Duration Inflation Focused Bond	32,719	30,043	848	—	6,422	6,553	134	—
Limited-Term Bond Portfolio	13,954	24,269	232	—	3,065	5,280	125	—
Maryland Short-Term Tax-Free Bond	13,327	30,332	75	—	2,965	5,760	123	—

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Maryland Tax-Free Bond	18,153	31,155	75	—	3,962	5,932	123	—
Maryland Tax-Free Money	13,137	24,196	75	—	2,926	4,251	123	—
Mid-Cap Growth	49,374	29,275	232	—	9,725	6,088	125	—
Mid-Cap Growth Portfolio	17,691	18,892	232	—	3,397	3,925	125	—
Mid-Cap Index	12,617	13,556	—	—	1,948	3,670	79	—
Mid-Cap Value	29,768	23,015	232	—	6,298	4,950	125	—
Mortgage-Backed Securities Multi-Sector Account Portfolio	17,676	25,009	853	—	3,880	5,490	—	—
New America Growth	19,888	19,976	232	—	4,331	4,235	125	—
New America Growth Portfolio	14,880	18,396	232	—	3,337	3,905	125	—
New Asia	35,122	26,578	389	—	7,574	5,822	128	—
New Era	18,560	19,320	232	—	4,049	4,180	125	—
New Horizons	40,019	41,188	232	—	14,597	6,104	125	—
New Income	84,502	80,064	848	—	16,215	17,480	134	—
New Jersey Tax-Free Bond	13,734	30,403	75	—	3,050	5,775	123	—
New York Tax-Free Bond	13,959	30,443	75	—	3,096	5,783	123	—
New York Tax-Free Money	12,993	24,173	75	—	2,896	4,246	123	—
Overseas Stock	74,546	52,332	389	—	16,634	11,424	128	—
Personal Strategy Balanced	17,754	17,894	848	—	3,756	3,864	134	—
Personal Strategy Balanced Portfolio	17,381	19,186	232	—	3,335	3,903	125	—
Personal Strategy Growth	17,346	17,435	848	—	3,677	3,767	134	—
Personal Strategy Income	17,136	17,906	848	—	3,634	3,871	134	—
QM Global Equity	12,104	20,325	—	—	2,657	4,416	79	—
QM U.S. Small & Mid-Cap Core Equity	10,392	17,546	—	—	2,281	3,806	79	—
QM U.S. Small-Cap Growth Equity	19,697	21,241	232	—	3,900	4,116	125	—
QM U.S. Value Equity	10,392	17,545	—	—	2,281	3,805	79	—
Real Assets	20,213	19,714	232	—	4,398	4,267	125	—
Real Estate	22,029	20,529	232	—	4,778	4,434	125	—
Retirement 2005	5,929	10,568	848	—	1,566	2,268	134	—
Retirement 2010	8,688	14,678	848	—	2,107	3,122	134	—
Retirement 2015	11,166	18,570	848	—	2,597	3,938	134	—
Retirement 2020	21,149	34,537	848	—	4,568	7,288	134	—
Retirement 2025	16,692	28,328	848	—	3,693	6,000	134	—
Retirement 2030	20,795	34,413	848	—	4,501	7,270	134	—
Retirement 2035	13,675	23,228	848	—	3,098	4,930	134	—
Retirement 2040	15,999	26,526	848	—	3,555	5,618	134	—
Retirement 2045	10,000	17,316	848	—	2,372	3,690	134	—

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Retirement 2050	8,794	15,529	848	—	2,134	3,316	134	—
Retirement 2055	6,173	11,281	848	—	1,616	2,423	134	—
Retirement 2060	4,619	5,926	229	—	1,014	1,034	33	—
Retirement Balanced	6,971	11,804	848	—	1,770	2,521	134	—
Retirement I 2005 Fund—I Class	5,200	3,808	70	—	1,141	836	10	—
Retirement I 2010 Fund—I Class	5,200	3,884	70	—	1,141	852	10	—
Retirement I 2015 Fund—I Class	5,200	3,933	70	—	1,141	864	10	—
Retirement I 2020 Fund—I Class	5,200	4,357	70	—	1,141	956	10	—
Retirement I 2025 Fund—I Class	5,200	4,200	70	—	1,141	922	10	—
Retirement I 2030 Fund—I Class	5,200	4,408	70	—	1,141	968	10	—
Retirement I 2035 Fund—I Class	5,200	4,085	70	—	1,141	897	10	—
Retirement I 2040 Fund—I Class	5,200	4,230	70	—	1,141	929	10	—
Retirement I 2045 Fund—I Class	5,200	3,982	70	—	1,141	874	10	—
Retirement I 2050 Fund—I Class	5,200	3,974	70	—	1,141	873	10	—
Retirement I 2055 Fund—I Class	5,200	3,836	70	—	1,141	842	10	—
Retirement I 2060 Fund—I Class	5,200	3,796	70	—	1,141	833	10	—
Retirement Balanced I Fund—I Class	5,200	3,829	70	—	1,141	841	10	—
Retirement Income 2020	—	7,267	—	—	—	1,595	—	—
Science & Technology	26,385	31,204	232	—	4,209	6,522	125	—
Short-Term Bond	28,453	25,942	848	—	5,565	5,655	134	—
Short-Term	14,704	4,842	848	—	3,371	1,480	134	—
Small-Cap Index	12,617	13,556	—	—	1,948	3,670	79	—
Small-Cap Stock	28,522	22,902	232	—	5,537	4,679	125	—
Small-Cap Value	24,564	32,180	232	—	12,485	5,389	125	—
Spectrum Growth	10,215	12,104	232	—	2,192	2,596	125	—
Spectrum Income	12,663	13,091	232	—	2,676	2,800	125	—
Spectrum International	7,972	11,279	232	—	1,754	2,425	125	—
Summit Municipal Income	15,230	22,659	389	—	3,416	4,969	128	—
Summit Municipal Intermediate	22,801	26,035	389	—	4,856	5,696	128	—
Summit Municipal Money Market	12,932	16,534	389	—	2,972	3,629	128	—
Target 2005	11,674	(888)(a)	848	—	1,930	—	134	—
Target 2010	11,684	(879)(a)	848	—	1,932	—	134	—
Target 2015	11,719	(848)(a)	848	—	1,938	—	134	—
Target 2020	11,731	(834)(a)	848	—	1,940	—	134	—

Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Target 2025	11,713	(847)(a)	848	—	1,937	—	134	—
Target 2030	11,717	(846)(a)	848	—	1,938	—	134	—
Target 2035	11,693	(867)(a)	848	—	1,933	—	134	—
Target 2040	11,688	(872)(a)	848	—	1,932	—	134	—
Target 2045	11,683	(880)(a)	848	—	1,931	—	134	—
Target 2050	11,675	(887)(a)	848	—	1,930	—	134	—
Target 2055	11,673	(891)(a)	848	—	1,929	—	134	—
Target 2060	8,617	3,934	229	—	970	1,059	33	—
Tax-Efficient Equity	14,922	33,847	75	—	3,349	7,058	123	—
Tax-Exempt Money	14,604	22,114	75	—	3,221	4,298	123	—
Tax-Free High Yield	27,008	27,421	75	—	4,982	6,111	123	—
Tax-Free Income	19,227	29,032	75	—	4,180	5,969	123	—
Tax-Free Short-Intermediate	21,956	26,504	75	—	3,917	5,922	123	—
Total Equity Market Index	16,263	18,466	232	—	3,615	4,001	125	—
Total Return	—	6,521	—	—	—	603	—	—
Treasury Reserve	72,008	86,663	1,696	—	14,747	18,890	268	—
U.S. Bond Enhanced Index	13,982	22,076	389	—	3,172	4,843	128	—
U.S. High Yield	—	18,596	—	—	—	206	—	—
U.S. Large-Cap Core	18,943	18,045	232	—	3,352	3,913	125	—
U.S. Treasury Intermediate	12,863	15,086	848	—	3,045	3,281	134	—
U.S. Treasury Long-Term	12,634	15,039	848	—	3,000	3,270	134	—
U.S. Treasury Money	16,838	20,534	848	—	3,792	4,472	134	—
Ultra Short-Term Bond	13,152	1,970	848	—	3,096	—	134	—
Value	43,707	27,536	232	—	9,105	5,895	125	—
Virginia Tax-Free Bond	15,660	30,737	75	—	3,450	5,845	123	—

(a) Amount shown is negative due to a correction in fees accrued versus fees actually paid by the fund.

Exhibit 1

T. ROWE PRICE FUNDS

(each a “fund” and collectively, the “funds” or “Price Funds”)

Funds	Ticker	Fiscal Year
T. ROWE PRICE BALANCED FUND, INC.
T. Rowe Price Balanced Fund	RPBAX	12/31
T. Rowe Price Balanced Fund—I Class	RBAIX	12/31
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund	TRBCX	12/31
T. Rowe Price Blue Chip Growth Fund—Advisor Class	PABGX	12/31
T. Rowe Price Blue Chip Growth Fund—I Class	TBCIX	12/31
T. Rowe Price Blue Chip Growth Fund—R Class	RRBGX	12/31
T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.
T. Rowe Price Capital Appreciation Fund	PRWCX	12/31
T. Rowe Price Capital Appreciation Fund—Advisor Class	PACLX	12/31
T. Rowe Price Capital Appreciation Fund—I Class	TRAIX	12/31
T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.
T. Rowe Price Capital Appreciation & Income Fund	TCAPX	12/31
T. Rowe Price Capital Appreciation & Income Fund—Advisor Class	TCAMX	12/31
T. Rowe Price Capital Appreciation & Income Fund—I Class	TCIFX	12/31
T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
T. Rowe Price Capital Opportunity Fund	PRCOX	12/31
T. Rowe Price Capital Opportunity Fund—Advisor Class	PACOX	12/31
T. Rowe Price Capital Opportunity Fund—I Class	PCCOX	12/31
T. Rowe Price Capital Opportunity Fund—R Class	RRCOX	12/31
T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
T. Rowe Price Communications & Technology Fund	PRMTX	12/31
T. Rowe Price Communications & Technology Fund—I Class	TTMIX	12/31
T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. Rowe Price Corporate Income Fund	PRPIX	5/31
T. Rowe Price Corporate Income Fund—I Class	TICCX	5/31
T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.
T. Rowe Price Credit Opportunities Fund	PRCPX	5/31
T. Rowe Price Credit Opportunities Fund—Advisor Class	PAOPX	5/31
T. Rowe Price Credit Opportunities Fund—I Class	TCRRX	5/31
T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.
T. Rowe Price Diversified Mid-Cap Growth Fund	PRDMX	12/31
T. Rowe Price Diversified Mid-Cap Growth Fund—I Class	RPTTX	12/31
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund	PRDGX	12/31
T. Rowe Price Dividend Growth Fund—Advisor Class	TADGX	12/31
T. Rowe Price Dividend Growth Fund—I Class	PDGIX	12/31
T. ROWE PRICE EQUITY INCOME FUND, INC.
T. Rowe Price Equity Income Fund	PRFDX	12/31
T. Rowe Price Equity Income Fund—Advisor Class	PAFDX	12/31
T. Rowe Price Equity Income Fund—I Class	REIPX	12/31
T. Rowe Price Equity Income Fund—R Class	RRFDX	12/31
T. ROWE PRICE EQUITY SERIES, INC.		12/31
T. Rowe Price Blue Chip Growth Portfolio		12/31
T. Rowe Price Blue Chip Growth Portfolio—II		12/31
T. Rowe Price Equity Income Portfolio		12/31
T. Rowe Price Equity Income Portfolio—II		12/31
T. Rowe Price Equity Index 500 Portfolio		12/31
T. Rowe Price Health Sciences Portfolio		12/31
T. Rowe Price Health Sciences Portfolio—II		12/31

Funds	Ticker	Fiscal Year
T. Rowe Price Mid-Cap Growth Portfolio		12/31
T. Rowe Price Mid-Cap Growth Portfolio—II		12/31
T. Rowe Price New America Growth Portfolio		12/31
T. Rowe Price Personal Strategy Balanced Portfolio		12/31
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. Rowe Price Financial Services Fund	PRISX	12/31
T. Rowe Price Financial Services Fund—I Class	TFIFX	12/31
T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio		12/31
T. Rowe Price Limited-Term Bond Portfolio—II		12/31
T. Rowe Price Government Money Portfolio		12/31
T. ROWE PRICE FLOATING RATE FUND, INC.
T. Rowe Price Floating Rate Fund	PRFRX	5/31
T. Rowe Price Floating Rate Fund—Advisor Class	PAFRX	5/31
T. Rowe Price Floating Rate Fund—I Class	TFAIX	5/31
T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
T. Rowe Price Global Allocation Fund	RPGAX	10/31
T. Rowe Price Global Allocation Fund—Advisor Class	PAFGX	10/31
T. Rowe Price Global Allocation Fund—I Class	TGAFX	10/31
T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.
T. Rowe Price Global Multi-Sector Bond Fund	PRSNX	5/31
T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class	PRSAX	5/31
T. Rowe Price Global Multi-Sector Bond Fund—I Class	PGMSX	5/31
T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.
T. Rowe Price Global Real Estate Fund	TRGRX	12/31
T. Rowe Price Global Real Estate Fund—Advisor Class	PAGEX	12/31
T. Rowe Price Global Real Estate Fund—I Class	TIRGX	12/31
T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. Rowe Price Global Technology Fund	PRGTX	12/31
T. Rowe Price Global Technology Fund—I Class	PGTIX	12/31
T. ROWE PRICE GNMA FUND, INC.
T. Rowe Price GNMA Fund	PRGMX	5/31
T. Rowe Price GNMA Fund—I Class	PRXAX	5/31
T. ROWE PRICE GOVERNMENT MONEY FUND, INC.
T. Rowe Price Government Money Fund	PRRXX	5/31
T. Rowe Price Government Money Fund—I Class	TTGXX	5/31
T. ROWE PRICE GROWTH & INCOME FUND, INC.
T. Rowe Price Growth & Income Fund	PRGIX	12/31
T. Rowe Price Growth & Income Fund—I Class	TGTIX	12/31
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund	PRGFX	12/31
T. Rowe Price Growth Stock Fund—Advisor Class	TRSAX	12/31
T. Rowe Price Growth Stock Fund—I Class	PRUFX	12/31
T. Rowe Price Growth Stock Fund—R Class	RRGSX	12/31
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. Rowe Price Health Sciences Fund	PRHSX	12/31
T. Rowe Price Health Sciences Fund—I Class	THISX	12/31
T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund	PRHYX	5/31
T. Rowe Price High Yield Fund—Advisor Class	PAHIX	5/31
T. Rowe Price High Yield Fund—I Class	PRHIX	5/31
T. Rowe Price U.S. High Yield Fund	TUHYX	5/31
T. Rowe Price U.S. High Yield Fund—Advisor Class	TUHAX	5/31
T. Rowe Price U.S. High Yield Fund—I Class	TUHIX	5/31
T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund	PREIX	12/31
T. Rowe Price Equity Index 500 Fund—I Class	PRUIX	12/31

Funds	Ticker	Fiscal Year
T. Rowe Price Extended Equity Market Index Fund	PEXMX	12/31
T. Rowe Price Mid-Cap Index Fund		12/31
T. Rowe Price Mid-Cap Index Fund—I Class		12/31
T. Rowe Price Small-Cap Index Fund		12/31
T. Rowe Price Small-Cap Index Fund—I Class		12/31
T. Rowe Price Total Equity Market Index Fund	POMIX	12/31
T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.
T. Rowe Price Inflation Protected Bond Fund	PRIPX	5/31
T. Rowe Price Inflation Protected Bond Fund—I Class	TIIPX	5/31
T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund	TPLGX	12/31
T. Rowe Price Institutional Large-Cap Growth Fund	TRLGX	12/31
T. Rowe Price Institutional Large-Cap Value Fund	TILCX	12/31
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	PMEGX	12/31
T. Rowe Price Institutional Small-Cap Stock Fund	TRSSX	12/31
T. Rowe Price Institutional U.S. Structured Research Fund	TRISX	12/31
T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund	ICFXX	5/31
T. Rowe Price Institutional Core Plus Fund	TICPX	5/31
T. Rowe Price Institutional Credit Opportunities Fund	TRXPX	5/31
T. Rowe Price Institutional Floating Rate Fund	RPIFX	5/31
T. Rowe Price Institutional Floating Rate Fund—F Class	PFFRX	5/31
T. Rowe Price Institutional Global Multi-Sector Bond Fund	RPGMX	5/31
T. Rowe Price Institutional High Yield Fund	TRHYX	5/31
T. Rowe Price Institutional Long Duration Credit Fund	RPLCX	5/31
T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund	TRIAX	10/31
T. Rowe Price Institutional Emerging Markets Bond Fund	TREBX	12/31
T. Rowe Price Institutional Emerging Markets Equity Fund	IEMFX	10/31
T. Rowe Price Institutional Frontier Markets Equity Fund	PRFFX	10/31
T. Rowe Price Institutional Global Focused Growth Equity Fund	TRGSX	10/31
T. Rowe Price Institutional Global Growth Equity Fund	RPIGX	10/31
T. Rowe Price Institutional Global Value Equity Fund	PRIGX	10/31
T. Rowe Price Institutional International Bond Fund	RPIIX	12/31
T. Rowe Price Institutional International Concentrated Equity Fund	RPICX	10/31
T. Rowe Price Institutional International Core Equity Fund	TRCEX	10/31
T. Rowe Price Institutional International Growth Equity Fund	PRFEX	10/31
T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Intermediate Tax-Free High Yield Fund	PRIHX	2/28
T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class	PRAHX	2/28
T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class	TFHAX	2/28
T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund	TRAMX	10/31
T. Rowe Price Africa & Middle East Fund—I Class	PRAMX	10/31
T. Rowe Price Asia Opportunities Fund	TRAOX	10/31
T. Rowe Price Asia Opportunities Fund—Advisor Class	PAAOX	10/31
T. Rowe Price Asia Opportunities Fund—I Class	TRASX	10/31
T. Rowe Price Dynamic Global Bond Fund	RPIEX	12/31
T. Rowe Price Dynamic Global Bond Fund—Advisor Class	PAIEX	12/31
T. Rowe Price Dynamic Global Bond Fund—I Class	RPEIX	12/31
T. Rowe Price Emerging Europe Fund	TREMX	10/31
T. Rowe Price Emerging Europe Fund—I Class	TTEEX	10/31
T. Rowe Price Emerging Markets Bond Fund	PREMX	12/31
T. Rowe Price Emerging Markets Bond Fund—Advisor Class	PAIKX	12/31
T. Rowe Price Emerging Markets Bond Fund—I Class	PRXIX	12/31
T. Rowe Price Emerging Markets Corporate Bond Fund	TRECX	12/31
T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class	PACEX	12/31

Funds	Ticker	Fiscal Year
T. Rowe Price Emerging Markets Corporate Bond Fund—I Class	TECIX	12/31
T. Rowe Price Emerging Markets Local Currency Bond Fund	PRELX	12/31
T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class	PAELX	12/31
T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class	TEIMX	12/31
T. Rowe Price Emerging Markets Stock Fund	PRMSX	10/31
T. Rowe Price Emerging Markets Stock Fund—I Class	PRZIX	10/31
T. Rowe Price Emerging Markets Value Stock Fund	PRIJX	10/31
T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class	PAIJX	10/31
T. Rowe Price Emerging Markets Value Stock Fund—I Class	REVIX	10/31
T. Rowe Price European Stock Fund	PRESX	10/31
T. Rowe Price European Stock Fund—I Class	TEUIX	10/31
T. Rowe Price Global Consumer Fund	PGLOX	12/31
T. Rowe Price Global Growth Stock Fund	RPGEX	10/31
T. Rowe Price Global Growth Stock Fund—Advisor Class	PAGLX	10/31
T. Rowe Price Global Growth Stock Fund—I Class	RGGIX	10/31
T. Rowe Price Global High Income Bond Fund	RPIHX	12/31
T. Rowe Price Global High Income Bond Fund—Advisor Class	PAIHX	12/31
T. Rowe Price Global High Income Bond Fund—I Class	RPOIX	12/31
T. Rowe Price Global Industrials Fund	RPGIX	12/31
T. Rowe Price Global Industrials Fund—I Class	TRGAX	12/31
T. Rowe Price Global Stock Fund	PRGSX	10/31
T. Rowe Price Global Stock Fund—Advisor Class	PAGSX	10/31
T. Rowe Price Global Stock Fund—I Class	TRGLX	10/31
T. Rowe Price International Bond Fund	RPIBX	12/31
T. Rowe Price International Bond Fund—Advisor Class	PAIBX	12/31
T. Rowe Price International Bond Fund—I Class	RPISX	12/31
T. Rowe Price International Bond Fund (USD Hedged)	TNIBX	12/31
T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class	TTABX	12/31
T. Rowe Price International Bond Fund (USD Hedged)—I Class	TNBMX	12/31
T. Rowe Price International Concentrated Equity Fund	PRCNX	10/31
T. Rowe Price International Concentrated Equity Fund—Advisor Class	PRNCX	10/31
T. Rowe Price International Concentrated Equity Fund—I Class	RICIX	10/31
T. Rowe Price International Discovery Fund	PRIDX	10/31
T. Rowe Price International Discovery Fund—I Class	TIDDX	10/31
T. Rowe Price International Stock Fund	PRITX	10/31
T. Rowe Price International Stock Fund—Advisor Class	PAITX	10/31
T. Rowe Price International Stock Fund—I Class	PRIUX	10/31
T. Rowe Price International Stock Fund—R Class	RRITX	10/31
T. Rowe Price International Value Equity Fund	TRIGX	10/31
T. Rowe Price International Value Equity Fund—Advisor Class	PAIGX	10/31
T. Rowe Price International Value Equity Fund—I Class	TRTIX	10/31
T. Rowe Price International Value Equity Fund—R Class	RRIGX	10/31
T. Rowe Price Japan Fund	PRJPX	10/31
T. Rowe Price Japan Fund—I Class	RJAIX	10/31
T. Rowe Price Latin America Fund	PRLAX	10/31
T. Rowe Price Latin America Fund—I Class	RLAIX	10/31
T. Rowe Price New Asia Fund	PRASX	10/31
T. Rowe Price New Asia Fund —I Class	PNSIX	10/31
T. Rowe Price Overseas Stock Fund	TROSX	10/31
T. Rowe Price Overseas Stock Fund—Advisor Class	PAEIX	10/31
T. Rowe Price Overseas Stock Fund—I Class	TROIX	10/31
T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund	PIEQX	10/31
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio		12/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.
T. Rowe Price Limited Duration Inflation Focused Bond Fund	TRBFX	5/31
T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class	TRLDX	5/31
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund	RPMGX	12/31
T. Rowe Price Mid-Cap Growth Fund—Advisor Class	PAMCX	12/31
T. Rowe Price Mid-Cap Growth Fund—I Class	RPTIX	12/31
T. Rowe Price Mid-Cap Growth Fund—R Class	RRMGX	12/31
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund	TRMCX	12/31
T. Rowe Price Mid-Cap Value Fund—Advisor Class	TAMVX	12/31
T. Rowe Price Mid-Cap Value Fund—I Class	TRMIX	12/31
T. Rowe Price Mid-Cap Value Fund—R Class	RRMVX	12/31
T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio		12/31
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio		12/31
T. Rowe Price Floating Rate Multi-Sector Account Portfolio		2/28
T. Rowe Price High Yield Multi-Sector Account Portfolio		2/28
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio		2/28
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio		2/28
T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.
T. Rowe Price Multi-Strategy Total Return Fund	TMSRX	10/31
T. Rowe Price Multi-Strategy Total Return Fund—Advisor Class	TMSAX	10/31
T. Rowe Price Multi-Strategy Total Return Fund—I Class	TMSSX	10/31
T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.
T. Rowe Price New America Growth Fund	PRWAX	12/31
T. Rowe Price New America Growth Fund—Advisor Class	PAWAX	12/31
T. Rowe Price New America Growth Fund—I Class	PNAIX	12/31
T. ROWE PRICE NEW ERA FUND, INC.
T. Rowe Price New Era Fund	PRNEX	12/31
T. Rowe Price New Era Fund—I Class	TRNEX	12/31
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. Rowe Price New Horizons Fund	PRNHX	12/31
T. Rowe Price New Horizons Fund—I Class	PRJIX	12/31
T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund	PRCIX	5/31
T. Rowe Price New Income Fund—Advisor Class	PANIX	5/31
T. Rowe Price New Income Fund—I Class	PRXEX	5/31
T. Rowe Price New Income Fund—R Class	RRNIX	5/31
T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund	TRPBX	5/31
T. Rowe Price Personal Strategy Balanced Fund—I Class	TPPAX	5/31
T. Rowe Price Personal Strategy Growth Fund	TRSGX	5/31
T. Rowe Price Personal Strategy Growth Fund—I Class	TGIPX	5/31
T. Rowe Price Personal Strategy Income Fund	PRSIX	5/31
T. Rowe Price Personal Strategy Income Fund—I Class	PPIPX	5/31
T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
T. Rowe Price QM Global Equity Fund	TQGEX	12/31
T. Rowe Price QM Global Equity Fund—Advisor Class	TQGAX	12/31
T. Rowe Price QM Global Equity Fund—I Class	TQGIX	12/31
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	TQSMX	12/31
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	TQSAX	12/31
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—I Class	TQSIX	12/31
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	PRDSX	12/31
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—Advisor Class	TQAAX	12/31
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—I Class	TQAIX	12/31
T. Rowe Price QM U.S. Value Equity Fund	TQMVX	12/31

Funds	Ticker	Fiscal Year
T. Rowe Price QM U.S. Value Equity Fund—Advisor Class	TQVAX	12/31
T. Rowe Price QM U.S. Value Equity Fund—I Class	TQVIX	12/31
T. ROWE PRICE REAL ASSETS FUND, INC.
T. Rowe Price Real Assets Fund	PRAFX	12/31
T. Rowe Price Real Assets Fund—I Class	PRIKX	12/31
T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund	TRREX	12/31
T. Rowe Price Real Estate Fund—Advisor Class	PAREX	12/31
T. Rowe Price Real Estate Fund—I Class	TIRRX
T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Fund		5/31
T. Rowe Price Short-Term Fund		5/31
T. Rowe Price Short-Term Government Fund		5/31
T. Rowe Price Treasury Reserve Fund		5/31
T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund	TRRFX	5/31
T. Rowe Price Retirement 2005 Fund—Advisor Class	PARGX	5/31
T. Rowe Price Retirement 2005 Fund—R Class	RRTLX	5/31
T. Rowe Price Retirement 2010 Fund	TRRAX	5/31
T. Rowe Price Retirement 2010 Fund—Advisor Class	PARAX	5/31
T. Rowe Price Retirement 2010 Fund—R Class	RRTAX	5/31
T. Rowe Price Retirement 2015 Fund	TRRGX	5/31
T. Rowe Price Retirement 2015 Fund—Advisor Class	PARHX	5/31
T. Rowe Price Retirement 2015 Fund—R Class	RRTMX	5/31
T. Rowe Price Retirement 2020 Fund	TRRBX	5/31
T. Rowe Price Retirement 2020 Fund—Advisor Class	PARBX	5/31
T. Rowe Price Retirement 2020 Fund—R Class	RRTBX	5/31
T. Rowe Price Retirement 2025 Fund	TRRHX	5/31
T. Rowe Price Retirement 2025 Fund—Advisor Class	PARJX	5/31
T. Rowe Price Retirement 2025 Fund—R Class	RRTNX	5/31
T. Rowe Price Retirement 2030 Fund	TRRCX	5/31
T. Rowe Price Retirement 2030 Fund—Advisor Class	PARCX	5/31
T. Rowe Price Retirement 2030 Fund—R Class	RRTCX	5/31
T. Rowe Price Retirement 2035 Fund	TRRJX	5/31
T. Rowe Price Retirement 2035 Fund—Advisor Class	PARKX	5/31
T. Rowe Price Retirement 2035 Fund—R Class	RRTPX	5/31
T. Rowe Price Retirement 2040 Fund	TRRDX	5/31
T. Rowe Price Retirement 2040 Fund—Advisor Class	PARDX	5/31
T. Rowe Price Retirement 2040 Fund—R Class	RRTDX	5/31
T. Rowe Price Retirement 2045 Fund	TRRKX	5/31
T. Rowe Price Retirement 2045 Fund—Advisor Class	PARLX	5/31
T. Rowe Price Retirement 2045 Fund—R Class	RRTRX	5/31
T. Rowe Price Retirement 2050 Fund	TRRMX	5/31
T. Rowe Price Retirement 2050 Fund—Advisor Class	PARFX	5/31
T. Rowe Price Retirement 2050 Fund—R Class	RRTFX	5/31
T. Rowe Price Retirement 2055 Fund	TRRNX	5/31
T. Rowe Price Retirement 2055 Fund—Advisor Class	PAROX	5/31
T. Rowe Price Retirement 2055 Fund—R Class	RRTVX	5/31
T. Rowe Price Retirement 2060 Fund	TRRLX	5/31
T. Rowe Price Retirement 2060 Fund—Advisor Class	TRRYX	5/31
T. Rowe Price Retirement 2060 Fund—R Class	TRRZX	5/31
T. Rowe Price Retirement Balanced Fund	TRRIX	5/31
T. Rowe Price Retirement Balanced Fund—Advisor Class	PARIX	5/31
T. Rowe Price Retirement Balanced Fund—R Class	RRTIX	5/31
T. Rowe Price Retirement I 2005 Fund—I Class	TRPFX	5/31
T. Rowe Price Retirement I 2010 Fund—I Class	TRPAX	5/31
T. Rowe Price Retirement I 2015 Fund—I Class	TRFGX	5/31

Funds	Ticker	Fiscal Year
T. Rowe Price Retirement I 2020 Fund—I Class	TRBRX	5/31
T. Rowe Price Retirement I 2025 Fund—I Class	TRPHX	5/31
T. Rowe Price Retirement I 2030 Fund—I Class	TRPCX	5/31
T. Rowe Price Retirement I 2035 Fund—I Class	TRPJX	5/31
T. Rowe Price Retirement I 2040 Fund—I Class	TRPDX	5/31
T. Rowe Price Retirement I 2045 Fund—I Class	TRPKX	5/31
T. Rowe Price Retirement I 2050 Fund—I Class	TRPMX	5/31
T. Rowe Price Retirement I 2055 Fund—I Class	TRPNX	5/31
T. Rowe Price Retirement I 2060 Fund—I Class	TRPLX	5/31
T. Rowe Price Retirement Balanced I Fund—I Class	TRPTX	5/31
T. Rowe Price Retirement Income 2020 Fund	TRLAX	12/31
T. Rowe Price Target 2005 Fund	TRARX	5/31
T. Rowe Price Target 2005 Fund—Advisor Class	PANRX	5/31
T. Rowe Price Target 2005 Fund—I Class	TFRRX	5/31
T. Rowe Price Target 2010 Fund	TRROX	5/31
T. Rowe Price Target 2010 Fund—Advisor Class	PAERX	5/31
T. Rowe Price Target 2010 Fund—I Class	TORFX	5/31
T. Rowe Price Target 2015 Fund	TRRTX	5/31
T. Rowe Price Target 2015 Fund—Advisor Class	PAHRX	5/31
T. Rowe Price Target 2015 Fund—I Class	TTRTX	5/31
T. Rowe Price Target 2020 Fund	TRRUX	5/31
T. Rowe Price Target 2020 Fund—Advisor Class	PAIRX	5/31
T. Rowe Price Target 2020 Fund—I Class	TTURX	5/31
T. Rowe Price Target 2025 Fund	TRRVX	5/31
T. Rowe Price Target 2025 Fund—Advisor Class	PAJRX	5/31
T. Rowe Price Target 2025 Fund—I Class	TRVVX	5/31
T. Rowe Price Target 2030 Fund	TRRWX	5/31
T. Rowe Price Target 2030 Fund—Advisor Class	PAKRX	5/31
T. Rowe Price Target 2030 Fund—I Class	TWRRX	5/31
T. Rowe Price Target 2035 Fund	RPGRX	5/31
T. Rowe Price Target 2035 Fund—Advisor Class	PATVX	5/31
T. Rowe Price Target 2035 Fund—I Class	TPGPX	5/31
T. Rowe Price Target 2040 Fund	TRHRX	5/31
T. Rowe Price Target 2040 Fund—Advisor Class	PAHHX	5/31
T. Rowe Price Target 2040 Fund—I Class	TRXRX	5/31
T. Rowe Price Target 2045 Fund	RPTFX	5/31
T. Rowe Price Target 2045 Fund—Advisor Class	PAFFX	5/31
T. Rowe Price Target 2045 Fund—I Class	TRFWX	5/31
T. Rowe Price Target 2050 Fund	TRFOX	5/31
T. Rowe Price Target 2050 Fund—Advisor Class	PAOFX	5/31
T. Rowe Price Target 2050 Fund—I Class	TOORX	5/31
T. Rowe Price Target 2055 Fund	TRFFX	5/31
T. Rowe Price Target 2055 Fund—Advisor Class	PAFTX	5/31
T. Rowe Price Target 2055 Fund—I Class	TRPPX	5/31
T. Rowe Price Target 2060 Fund	TRTFX	5/31
T. Rowe Price Target 2060 Fund—Advisor Class	TRTGX	5/31
T. Rowe Price Target 2060 Fund—I Class	TTOIX	5/31
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund	PRSCX	12/31
T. Rowe Price Science & Technology Fund—Advisor Class	PASTX	12/31
T. Rowe Price Science & Technology Fund—I Class	TSNIX	12/31
T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund	PRWBX	5/31
T. Rowe Price Short-Term Bond Fund—Advisor Class	PASHX	5/31
T. Rowe Price Short-Term Bond Fund—I Class	TBSIX	5/31
T. Rowe Price Ultra Short-Term Bond Fund	TRBUX	5/31
T. Rowe Price Ultra Short-Term Bond Fund—I Class	TRSTX	5/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund	OTCFX	12/31
T. Rowe Price Small-Cap Stock Fund—Advisor Class	PASSX	12/31
T. Rowe Price Small-Cap Stock Fund—I Class	OTIIX	12/31
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund	PRSVX	12/31
T. Rowe Price Small-Cap Value Fund—Advisor Class	PASVX	12/31
T. Rowe Price Small-Cap Value Fund—I Class	PRVIX	12/31
T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund	PRSGX	12/31
Spectrum Income Fund	RPSIX	12/31
Spectrum International Fund	PSILX	12/31
T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund	PRXCX	2/28
T. Rowe Price California Tax-Free Bond Fund—I Class	TCFEX	2/28
T. Rowe Price California Tax-Free Money Fund	PCTXX	2/28
T. Rowe Price California Tax-Free Money Fund—I Class	TCBXX	2/28
T. Rowe Price Georgia Tax-Free Bond Fund	GTFBX	2/28
T. Rowe Price Georgia Tax-Free Bond Fund—I Class	TBGAX	2/28
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	PRMDX	2/28
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class	TRMUX	2/28
T. Rowe Price Maryland Tax-Free Bond Fund	MDXBX	2/28
T. Rowe Price Maryland Tax-Free Bond Fund—I Class	TFBIX	2/28
T. Rowe Price Maryland Tax-Free Money Fund	TMDXX	2/28
T. Rowe Price Maryland Tax-Free Money Fund—I Class	TWNXX	2/28
T. Rowe Price New Jersey Tax-Free Bond Fund	NJTFX	2/28
T. Rowe Price New Jersey Tax-Free Bond Fund—I Class	TRJIX	2/28
T. Rowe Price New York Tax-Free Bond Fund	PRNYX	2/28
T. Rowe Price New York Tax-Free Bond Fund—I Class	TRYIX	2/28
T. Rowe Price New York Tax-Free Money Fund	NYTXX	2/28
T. Rowe Price New York Tax-Free Money Fund—I Class	TRNXX	2/28
T. Rowe Price Virginia Tax-Free Bond Fund	PRVAX	2/28
T. Rowe Price Virginia Tax-Free Bond Fund—I Class	TFBVX	2/28
T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Cash Reserves Fund	TSCXX	10/31
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund	PRINX	10/31
T. Rowe Price Summit Municipal Income Fund—Advisor Class	PAIMX	10/31
T. Rowe Price Summit Municipal Intermediate Fund	PRSMX	10/31
T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class	PAIFX	10/31
T. Rowe Price Summit Municipal Money Market Fund	TRSXX	10/31
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Equity Fund	PREFX	2/28
T. Rowe Price Tax-Efficient Equity Fund—I Class	TEEFX	2/28
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund	PTEXX	2/28
T. Rowe Price Tax-Exempt Money Fund—I Class	TERXX	2/28
T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Tax-Free High Yield Fund	PRFHX	2/28
T. Rowe Price Tax-Free High Yield Fund—Advisor Class	PATFX	2/28
T. Rowe Price Tax-Free High Yield Fund—I Class	PTYIX	2/28
T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund	PRTAX	2/28
T. Rowe Price Tax-Free Income Fund—Advisor Class	PATAX	2/28
T. Rowe Price Tax-Free Income Fund—I Class	TFILX	2/28

Funds	Ticker	Fiscal Year
T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
T. Rowe Price Tax-Free Short-Intermediate Fund	PRFSX	2/28
T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class	PATIX	2/28
T. Rowe Price Tax-Free Short-Intermediate Fund—I Class	TTSIX	2/28
T. ROWE PRICE TOTAL RETURN FUND, INC.
T. Rowe Price Total Return Fund	PTTFX	5/31
T. Rowe Price Total Return Fund—Advisor Class	PTATX	5/31
T. Rowe Price Total Return Fund—I Class	PTKIX	5/31
T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.
T. Rowe Price U.S. Bond Enhanced Index Fund	PBDIX	10/31
T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.
T. Rowe Price U.S. Large-Cap Core Fund	TRULX	12/31
T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class	PAULX	12/31
T. Rowe Price U.S. Large-Cap Core Fund—I Class	RCLIX	12/31
T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund	PRTIX	5/31
U.S. Treasury Intermediate Fund—I Class	PRKIK	5/31
U.S. Treasury Long-Term Fund	PRULX	5/31
U.S. Treasury Long-Term Fund—I Class	PRUUX	5/31
U.S. Treasury Money Fund	PRTXX	5/31
U.S. Treasury Money Fund—I Class	TRGXX	5/31
T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund	TRVLX	12/31
T. Rowe Price Value Fund—Advisor Class	PAVLX	12/31
T. Rowe Price Value Fund—I Class	TRPIX	12/31

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and David Oestreicher as proxies to vote all the shares of the Fund or Funds named below that I am entitled to vote at the Joint Special Meeting of Shareholders to be held on July 25, 2018 at 8:00 a.m., ET at the headquarters of T. Rowe Price, 100 East Pratt Street, Baltimore, MD 21202, and at any adjournments of the meeting. Messrs. Bernard and Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund’s or Funds’ Notice of Joint Special Meeting of Shareholders and proxy statement.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on July 25, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-29734

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.

VOTE ON THE INTERNET

Log on to:

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_29734_040418

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A

A. Proposals

1a. Election of four (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Robert W. Sharps

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

1b. Election of (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Edward A. Wiese

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

2. Amend the Fund’s investment objective.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3

3. Amend the Fund’s fundamental policy on commodities.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8

4. Amend the Fund’s industry concentration policy.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1

5. Reclassify the Fund’s diversification status from diversified to nondiversified.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8
09 Fund 9				10 Fund 10

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box

/ /

608999900109999999999

+
xxxxxxxxxxxxxx TRP 29734 M xxxxxxxx

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and Proxy Statement.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on July 25, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-29734

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE ON THE INTERNET

Log on to:

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE VIA THE TELEPHONE: 1-800-298-8476

TRP_29734_040418_VI

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A

A. Proposals

1a. Election of four (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Robert W. Sharps

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

1b. Election of (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Edward A. Wiese

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

2. Amend the Fund’s investment objective.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3

3. Amend the Fund’s fundamental policy on commodities.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8

4. Amend the Fund’s industry concentration policy.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1

5. Reclassify the Fund’s diversification status from diversified to nondiversified.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8
09 Fund 9				10 Fund 10

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box

/ /

608999900109999999999

+
xxxxxxxxxxxxxx TRP 29734 M xxxxxxxx

IMPORTANT PROXY INFORMATION

Your Vote Counts

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the T. Rowe Price Funds, Joint Special Meeting of Shareholders to Be Held on July 25, 2018.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a summary of the proposals that require a shareholder vote at the Shareholder Meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail and is NOT a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Joint Proxy Statement for this Shareholder Meeting and Form of Proxy Card are available at:

https://www.proxy-direct.com/trp-29734

If you want to receive a paper copy of the proxy materials or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 16, 2018, to facilitate timely delivery. The Joint Special Meeting of Shareholders of T. Rowe Price Funds will be held on July 25, 2018, at 8:00 a.m., ET, at the headquarters of T. Rowe Price, 100 East Pratt Street, Baltimore, MD 21202. To obtain directions to be able to attend the Shareholder Meeting and vote in person, call 1-866-392-1489.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU ALSO CAN ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE SHAREHOLDER MEETINGS USING THE ONLINE ACCESS INSTRUCTIONS BELOW.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS—REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/trp-29734

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the materials, and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS—CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for this Shareholder Meeting.

- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

- If you want to elect to receive all future proxy materials via U.S. mail or via email, please record your vote electronically and follow the instructions on the confirmation page.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 16, 2018, TO FACILITATE TIMELY DELIVERY.

Your Fund Holdings:

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

The following matters will be considered at the Shareholder Meeting:

1a. Election of four (4) directors.

1b. Election of four (4) directors.

2. Amend the Fund’s investment objective.

3. Amend the Fund’s fundamental policy on commodities.

4. Amend the Fund’s industry concentration policy.

5. Reclassify the Fund’s diversification status from diversified to nondiversified.

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

If you wish to attend and vote at the Shareholder Meeting, please bring this Notice and proper photo identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 16, 2018, TO FACILITATE TIMELY DELIVERY.

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials online, or request a full set of printed materials for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future shareholder meeting materials, and record my vote?

On the front side of this Notice are easy-to-follow instructions on how to access proxy materials electronically or request a full set of printed materials.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

TRP_29734_NA_040418

Shareholder Meeting and Proxy Vote

On July 25, 2018, all of the mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (each, a “Fund” and collectively, the “T. Rowe Price Funds” or the “Funds”) will hold a joint special shareholder meeting to consider and act upon proposals that impact the T. Rowe Price Funds, including the election of new Fund directors and, for certain T. Rowe Price Funds, investment objective and/or policy changes.

In the enclosed proxy materials, you will find everything you need to vote in this important campaign.

HOW TO VOTE

Voting is easy! There are a number of ways you can vote:

▪ Online: Simply scan the QR code or log on to the website listed on the proxy card and follow the instructions on the screen. If you received a proxy statement via email, click the link to vote supplied in the email.

▪ By phone: Call the number listed on the proxy card and follow the recorded instructions. Voting is available 24 hours a day.

▪ By Mail: Vote, sign, and date the enclosed proxy card and return it in the postage paid envelope provided as soon as possible.

▪ In person: Attend the shareholder meeting in Baltimore, Maryland, on July 25, 2018.

IMPORTANT: As soon as your vote is registered, all calls and solicitations of your vote will cease. By voting promptly, you will save the Funds from having to do additional solicitations, which can be costly.

THE PROPOSALS

1. Elect four directors for every T. Rowe Price Fund who have not previously been elected by shareholders

Since the T. Rowe Price Funds’ last joint shareholder meeting in 2013, several directors have retired, one director recently passed away, and new directors have been added to replace those who have retired. In conjunction with these changes and more long-term succession planning, it has become necessary to seek shareholder approval to elect four directors, three of whom already serve on the boards of the T. Rowe Price Funds.

2. Amend the investment objective of three Funds

The proposed amendments seek to modernize and simplify the investment objective of each Fund to provide it with greater long-term flexibility. There will be no material changes to the Fund’s current investment program, or overall risk profile, as a result of these changes.

3.  Amend the fundamental policy on commodities of nine Funds

The proposed, modernized policy is intended to clarify the Funds’ authority to enter into a variety of derivative transactions relating to commodities. This change would align the Funds’ policy on commodities with other T. Rowe Price Funds.

201804-460670

4. Amend the industry concentration policy of the Emerging Europe Fund

The emerging Europe investable universe can have significant concentration in a single industry, given its limited geographic scope and underdeveloped nature. By adjusting the industry concentration policy to allow the Fund to concentrate in any industry that the emerging Europe investible universe concentrates, T. Rowe Price believes that the Fund can better capitalize on investment opportunities.

5. Reclassify the diversification status of ten sector Funds from diversified to nondiversified

Sector Funds tend to have more concentrated benchmarks with limited investable opportunity sets. The proposed change to each Fund’s diversification policy will provide each sector Fund with greater flexibility, but will not substantially affect the way each Fund is managed.

You can find more information on each of these proposals in the enclosed proxy materials.

FREQUENTLY ASKED QUESTIONS

▪ WHAT IS A PROXY VOTE?

Prior to any shareholder meeting, shareholders receive proxy materials, which notify them of an upcoming meeting, and provide detailed information on certain proposals on which they will be asked to vote at the upcoming meeting. Voting by proxy allows shareholders to exercise their right to vote without attending the shareholder meeting in person. You can vote easily by following the instructions included with your proxy materials and proxy card.

▪ WHY DO MUTUAL FUNDS SEND PROXY MATERIALS AND ASK SHAREHOLDERS TO VOTE?

Under Securities and Exchange Commission (“SEC”) regulations, mutual funds are required to seek shareholder approval on certain fund changes, including, for example, the election of new directors or whether certain investment policies should be modified. The SEC requires mutual funds to send proxy materials whenever shareholders are asked to vote. These materials are enclosed, and they provide important details on the proposals and how you can vote.

▪ WHY IS IT IMPORTANT?

Each T. Rowe Price Fund is owned by its shareholders, so your participation is important. SEC regulations require that a specific percentage of shareholders vote in order to approve or reject certain proposals, and each Fund’s governing documents require a certain number of shareholders be present at the meeting in person or by proxy in order to reach a quorum for the transaction of business. If many shareholders choose not to vote by proxy, the Price Funds might not have a sufficient number of shareholders present at the meeting to reach a quorum and conduct the shareholder meeting in July. If that appears likely to happen, the T. Rowe Price Funds will have to send additional mailings to shareholders to try to get more votes—a process that would be very costly for the Funds and for you, as a shareholder. By voting early, you help limit the additional costs associated with soliciting your vote.

▪  WHAT IS THE DEADLINE FOR SUBMITTING MY VOTE?

If you vote online or by telephone, your vote must be received no later than 7:59 a.m. on July 25, 2018. If you vote by mail, your vote must be received at the address referenced on the proxy card on or before July 24, 2018.

201804-460670

▪ WHAT IS A PROXY SOLICITOR, AND WHAT IS ITS ROLE?

A proxy solicitor, also known as a proxy tabulator, is a company that works on behalf of a mutual fund firm to assist with the delivery of proxy materials, coordination of voting processes, the tabulation of votes to determine whether sufficient votes have been received for shareholder approval (or rejection), and, sometimes, solicitation of additional votes to ensure that a quorum is reached. The T. Rowe Price Funds have selected Computershare to perform this function on their behalf

▪ WHAT HAPPENS IF I DO NOT VOTE?

▪ Because regulations require that certain proposals receive a certain number of votes, Computershare, T. Rowe Price’s proxy solicitor, may reach out to you by phone or email if you do not vote promptly. Please be advised that they may call multiple times to solicit and record your vote. These calls and emails will cease as soon as your vote is registered.

HOW DO I VOTE?

It’s easy! Follow the instructions on the enclosed proxy card to vote online (the fastest and easiest way to vote), send in your vote by U.S. Mail, provide your vote by telephone, or attend the shareholder meeting in person.

201804-460670